As filed with the Securities and Exchange Commission on April 30, 1997

                                                        Registration No. 33-6793
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ---------------


                        POST-EFFECTIVE AMENDMENT NO. 13                      [X]

                                       TO
                                    FORM S-6

                        UNDER THE SECURITIES ACT OF 1933


                PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

                              (EXACT NAME OF TRUST)

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

                               (NAME OF DEPOSITOR)

                                ---------------

                                ONE AMERICAN ROW
                           HARTFORD, CONNECTICUT 06115
          (COMPLETE ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

                             DONA D. YOUNG, ESQUIRE
                  EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL
                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
                                ONE AMERICAN ROW
                           HARTFORD, CONNECTICUT 06115
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                ---------------

                                   COPIES TO:

      MICHAEL BERENSON, ESQ.                    RICHARD J. WIRTH, ESQ.
JORDEN BURT BERENSON & JOHNSON LLP                      COUNSEL
 1025 THOMAS JEFFERSON STREET N.W.    PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
          SUITE 400 EAST                           ONE AMERICAN ROW
    WASHINGTON, D.C. 20007-0805               HARTFORD, CONNECTICUT 06115

                                ---------------


               It is proposed that this filing will become effective:
               [ ] immediately upon filing pursuant to paragraph (b)
               [X] on May 1, 1997 pursuant to paragraph (b)
               [ ] 60 days after filing pursuant to paragraph (a) (1) or
               [ ] on        pursuant to paragraph (a) (1) of Rule 485.
               [ ] this Post-Effective Amendment designates a new effective date for a previously filed post-effective amendment.


Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has chosen to register an indefinite amount of securities under the Securities Act of 1933. On February 21, 1997, Registrant filed its Rule 24f-2 Notice for the most recent fiscal year.

================================================================================

                        CROSS REFERENCE TO ITEMS REQUIRED
                                 BY FORM N-8B-2

     N-8B-2 ITEM         CAPTION IN PROSPECTUS
     -----------         ---------------------
      1                  The VUL Account
      2                  Phoenix Home Life Mutual Insurance Company
      3                  Not Applicable
      4                  Sales of Policies
      5                  The VUL Account
      6                  The VUL Account
      7                  Not Applicable
      8                  Not Applicable
      9                  Legal Proceedings
     10                  The Policy
     11                  Investments of the VUL Account
     12                  Investments of the VUL Account
     13                  Charges and Deductions; Investments of the VUL Account
     14                  Premium Payment; Allocation of Issue Premium; Right to
                           Cancel Period
     15                  Allocation of Issue Premium; Transfer of Policy Value
     16                  Investments of the VUL Account
     17                  Surrenders
     18                  Allocation of Issue Premium; Transfer of Policy Value;
                           Reinvestment and Redemption
     19                  Voting Rights; Reports
     20                  Not Applicable
     21                  Policy Loans
     22                  Not Applicable
     23                  Safekeeping of the VUL Account's Assets
     24                  Not Applicable
     25                  Phoenix Home Life Mutual Insurance Company
     26                  Charges and Other Deductions; Investments of the VUL
                           Account
     27                  Phoenix Home Life Mutual Insurance Company
     28                  Phoenix Home Life Mutual Insurance Company; The
                           Directors and Executive Officers of Phoenix Home Life
     29                  Not Applicable
     30                  Not Applicable
     31                  Not Applicable
     32                  Not Applicable
     33                  Not Applicable
     34                  Not Applicable
     35                  Phoenix Home Life Mutual Insurance Company
     36                  Not Applicable
     37                  Not Applicable
     38                  Sales of Policies
     39                  Sales of Policies
     40                  Not Applicable
     41                  Sales of Policies
     42                  Not Applicable
     43                  Not Applicable

     44                  Determination of Subaccount Value
     45                  Not Applicable
     46                  Determination of Subaccount Values
     47                  Allocation of Issue Premium; Determination of
                           Subaccount Values

     48                  Not Applicable
     49                  Not Applicable
     50                  Not Applicable
     51                  Phoenix Home Life Mutual Insurance Company; The
                           Policy; Charges and Deductions

     N-8B-2 ITEM          CAPTION IN PROSPECTUS
     -----------          ---------------------
     52                   Investments of the VUL Account
     53                   Federal Tax Considerations
     54                   Not Applicable
     55                   Not Applicable
     56                   Not Applicable
     57                   Not Applicable
     58                   Not Applicable
     59                   Not Applicable

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY


HOME OFFICE:                                           PHOENIX VARIABLE PRODUCTS
One American Row                                         MAIL OPERATIONS (VPMO):
Hartford, CT 06115                                                   PO Box 8027
                                                           Boston, MA 02266-8027


                         VARIABLE LIFE INSURANCE POLICY


                                   PROSPECTUS

                                   May 1, 1997



    This prospectus describes a Variable Life Insurance Policy (the "Policy"), offered by Phoenix Home Life Mutual Insurance Company ("Phoenix"). An applicant chooses the amount of Issue Premium desired and, within a range, the Target Face Amount. Under limited circumstances, the Policyowner may choose to pay additional premiums. Because the Policyowner may pay additional premiums only under certain limited circumstances, Policy loans, surrenders or decreases in death benefits may have certain tax consequences. UNDER MOST CIRCUMSTANCES, THE POLICY WILL BE CONSIDERED TO BE A "MODIFIED ENDOWMENT CONTRACT"; ACCORDINGLY, LOANS AND FULL AND PARTIAL SURRENDERS RECEIVED UNDER THE POLICY MAY BE SUBJECT TO TAX AND/OR PENALTIES WITH RESPECT TO INCOME EARNED IN EXCESS OF PREMIUMS PAID. SEE "FEDERAL TAX CONSIDERATIONS." Generally, the minimum Issue Premium Phoenix will accept is $10,000. Phoenix may in some cases accept less than that amount.

    The Issue Premium is allocated to one or more of the Subaccounts of the Phoenix Home Life Variable Universal Life Account (the "VUL Account") or to the Guaranteed Interest Account ("GIA"), as specified in the applicant's application for insurance. Each Subaccount of the VUL Account invests in a corresponding series of The Phoenix Edge Series Fund or Wanger Advisors Trust (each the "Fund" or collectively, the "Funds"). For certain Policyowners, the Issue Premium is first allocated to the Money Market Subaccount before being allocated according to the instructions in the application.

    There is no guaranteed minimum Cash Value for a Policy except for that portion of Cash Value invested in the GIA, which has a 4% minimum interest rate guarantee. The Cash Value of a Policy not invested in GIA will vary to reflect the investment experience of the Subaccounts to which premiums have been allocated. A Policyowner bears the investment risk for all amounts so allocated. The Policy will remain in effect so long as the Surrender Value is sufficient to pay certain monthly charges imposed in connection with the Policy.


    During the first Policy Month, the death benefit under the Policy equals the Target Face Amount designated by the applicant. Thereafter, the death benefit may vary up or down based upon Cash Value and other factors.


    A Policyowner may cancel the Policy within 10 days (or longer in some states) after the Policyowner receives it, or 10 days after Phoenix mails or delivers a written notice of withdrawal right to the Policyowner, or within 45 days of completing the application, whichever is latest.


    It may not be advantageous to purchase a Policy as a replacement for your current life insurance or to supplement an existing life insurance policy.

    This prospectus is valid only if accompanied by or preceded by current prospectuses for the Funds. This prospectus and the prospectuses for the Funds should be read and retained for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS



Heading                                                   Page


VARIABLE LIFE INSURANCE POLICY............................   1
TABLE OF CONTENTS.........................................   2

SPECIAL TERMS.............................................   3
SUMMARY ..................................................   3
PERFORMANCE HISTORY.......................................   5
PHOENIX AND THE VUL ACCOUNT ..............................   7
   Phoenix................................................   7
   The VUL Account .......................................   7
   The GIA ...............................................   7
THE POLICY ...............................................   7
   Introduction ..........................................   7
   Eligible Purchasers ...................................   7
   Premium Payment .......................................   7
   Allocation of Issue Premium............................   8
   Right to Cancel Period.................................   8
   Temporary Insurance Coverage...........................   8
   Transfer of Policy Value...............................   8
   Determination of Subaccount Values.....................   9
   Death Benefit..........................................  10
   Surrenders.............................................  11
   Policy Loans...........................................  11
   Lapse..................................................  11
INVESTMENTS OF THE VUL ACCOUNT............................  12
   Participating Mutual Funds.............................  12
   Investment Advisers to The Phoenix Edge Series Fund....  13
   Investment Adviser to the  Wanger Advisors Trust.......  13
   Reinvestment and Redemption............................  13
   Substitution of Investments............................  13
CHARGES AND DEDUCTIONS....................................  13
   Monthly Deduction......................................  14
   Cost of Insurance......................................  14
   Mortality and Expense Risk Charge......................  14
   Investment Management Charge...........................  15
   Other Charges..........................................  15
GENERAL PROVISIONS........................................  15
   Postponement of Payments...............................  15
   The Contract...........................................  15
   Suicide................................................  15
   Incontestability.......................................  15
   Change of Owner or Beneficiary.........................  15
   Assignment.............................................  16
   Misstatement of Age or Sex.............................  16
   Surplus................................................  16
PAYMENT OF PROCEEDS.......................................  16
   Surrender and Death Benefit Proceeds...................  16
   Payment Options........................................  16
FEDERAL TAX CONSIDERATIONS................................  17
   Introduction...........................................  17
   Phoenix's Tax Status...................................  17
   Policy Benefits........................................  17
   Business-Owned Policies................................  18
   Penalty Tax............................................  18
   Material Change Rules..................................  18
   Serial Purchase of Modified Endowment Contracts........  18
   Limitations on Unreasonable Mortality and
     Expense Charges......................................  18
   Qualified Plans........................................  18
   Diversification Standards..............................  18
   Change of Ownership or Insured or Assignment...........  19
       Other Taxes........................................  19
VOTING RIGHTS.............................................  19
   The Funds..............................................  19
   Phoenix................................................  19
THE DIRECTORS AND EXECUTIVE OFFICERS OF PHOENIX...........  19
SAFEKEEPING OF THE VUL ACCOUNT'S ASSETS ..................  20
SALES OF POLICIES ........................................  20
STATE REGULATION .........................................  21
REPORTS ..................................................  21
LEGAL PROCEEDINGS ........................................  21
LEGAL MATTERS ............................................  21
REGISTRATION STATEMENT ...................................  21
FINANCIAL STATEMENTS .....................................  21
APPENDIX A ...............................................  67
APPENDIX B................................................  68


                                ---------------

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESPERSON, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

                                ---------------

The Policy is not available in all States.

SPECIAL TERMS
--------------------------------------------------------------------------------


As used in this Prospectus, the following terms have the indicated meanings:


ACQUISITION EXPENSE (ACQUISITION EXPENSE ALLOWANCE): The amount set forth on the Schedule Pages of a Policy. It equals the aggregate of the sales load, issue administration charge and premium taxes assessed under the Policy. The Acquisition Expense (also referred to as Acquisition Expense Allowance) is deducted from the Issue Premium and recredited to Policy Value. A pro rata portion of the Acquisition Expense is deducted from Policy Value monthly during the first 10 Policy Years. Upon Policy lapse or full surrender, any unpaid Acquisition Expense is paid.

ADDITIONAL NET PREMIUM: Additional premium reduced by the Premium Tax Charge and, for additional premiums received during a grace period, by the amount needed to cover any monthly deductions made during the grace period.

BENEFICIARY: The person or persons specified by the Policyowner as entitled to receive the death benefits under a Policy.

CASH VALUE: The Policy Value less the balance of any unpaid Acquisition Expense Allowance.

DEATH BENEFIT ADJUSTMENT RATES: Rates used to calculate the variable death benefit under a Policy as set forth in a table in the Schedule Pages of the Policy.

FUND(S): The Phoenix Edge Series Fund and Wanger Advisors Trust.

GENERAL ACCOUNT: The general asset account of Phoenix.

GIA: An allocation option under which amounts deposited are guaranteed to earn a fixed rate of interest. Excess interest also may be credited, in the sole discretion of Phoenix.

IN FORCE: Condition under which the coverage under a Policy is in effect and the Insured's life remains insured.

INSURED: The person upon whose life the Policy is issued.

IN WRITING (WRITTEN REQUEST): In a written form satisfactory to Phoenix and delivered to VPMO.

ISSUE PREMIUM: The premium payment made in connection with the issue of the Policy.

LOAN ACCOUNT: An account within the General Account to which amounts are transferred for Policy loans.

MATURITY DATE: The anniversary of the Policy nearest the Insured's 95th birthday, if the Insured is living.

MONTHLY CALCULATION DAY: The first Monthly Calculation Day is the same day as the Policy Date. Subsequent Monthly Calculation Days are the same day of each month thereafter or, if such day does not fall within a given month, the last day of that month will be the Monthly Calculation Day.

PAYMENT DATE: The Valuation Date on which a premium payment or loan repayment is received at VPMO unless it is received after the close of the New York Stock Exchange, in which case it will be the next Valuation Date.

PHOENIX: Phoenix Home Life Mutual Insurance Company, Hartford, Connecticut.

POLICY ANNIVERSARY: Each anniversary of the Policy Date.

POLICY DATE: The Policy Date as shown on the Schedule Page of the Policy.

POLICY MONTH: The period from one Monthly Calculation Day up to but not including the next Monthly Calculation Day.

POLICYOWNER (OWNER): The owner of a Policy.

POLICY VALUE: The sum of a Policy's share in the value of each Subaccount plus the Policy's share in the values of the GIA and the Loan Account.

POLICY YEAR: The first Policy Year is the one-year period from the Policy Date up to, but not including, the first Policy Anniversary. Each succeeding Policy Year is the one-year period from the Policy Anniversary up to but not including the next Policy Anniversary.

PROPORTIONATE: Amounts allocated to Subaccounts on a proportionate basis are allocated by increasing (or decreasing) a Policy's share in the value of the affected Subaccounts so that such shares maintain the same ratio to each other before and after the allocation.

SERIES: An investment portfolio that is part of the Fund.

SUBACCOUNTS: Accounts within Phoenix's VUL Account to which non-loaned assets under a Policy are allocated.

SURRENDER VALUE: The Cash Value less any indebtedness under the Policy.

TARGET FACE AMOUNT: The Target Face Amount as shown in the Schedule Pages of a Policy or as later changed in accordance with the Partial Surrender Provision of a Policy.

UNIT: A standard of measurement used in determining the value of a Policy. The value of a Unit for each Subaccount will reflect the investment performance of that Subaccount and will vary in dollar amount.

VALUATION DATE: For any Subaccount, each date on which the net asset value of the Fund is determined.

VALUATION PERIOD: For any Subaccount, the period in days from the end of one valuation date through the next.

VPMO: The Phoenix Variable Products Mail Operation Division of Phoenix that receives and processes incoming mail for Variable Products Operations.

VULA: Variable and Universal Life Administration Division of Phoenix.



SUMMARY
--------------------------------------------------------------------------------


1.  WHAT IS THE DIFFERENCE BETWEEN THE POLICY AND A CONVENTIONAL
    FIXED BENEFIT LIFE INSURANCE POLICY?
    Like conventional fixed benefit life insurance, so long as the Policy remains in force, the Policy will provide for: (1) the payment of a death benefit to a beneficiary upon the Insured's death; (2) the accumulation of cash value; and (3) surrender rights and Policy loan privileges.

    The Policy differs from conventional fixed-benefit life insurance by allowing Policyowners to allocate premiums to one or more Subaccounts of the VUL Account or to the GIA. Each Subaccount invests in a designated portfolio of the available Funds. Also, under the Policy, the amount and duration of the life insurance coverage and its Policy Value are not guaranteed and may increase or decrease depending upon the investment experience of the Subaccounts of the VUL Account. Accordingly, the Policyowner bears the investment risk of any depreciation in value of the underlying assets but reaps the benefits of any appreciation in value. See "Policy Value."

    In addition, unlike conventional fixed benefit life insurance, a Policyowner also has the flexibility, under certain limited circumstances, to make additional premium payments and to thereby adjust the variable death benefit. Thus, unlike conventional fixed benefit life insurance, the Policy does not require a Policyowner to adhere to a fixed premium payment schedule. Moreover, after the payment of the Issue Premium, the failure to make additional premium payments will not in itself cause the Policy to lapse. Conversely, the payment of additional premiums will not guarantee that the Policy will remain in force. Lapse will occur when the Surrender Value is insufficient to pay certain charges deducted on the Monthly Calculation Day, and a grace period expires without payment of the additional amount required. See "Lapse."


2.  IS THERE A GUARANTEED OPTION?

    Yes. A Policyowner may elect to have premium payments allocated to the GIA. Amounts allocated to the GIA earn a fixed rate of interest and Phoenix also may, in its sole discretion, credit excess interest. (See Appendix A.)

3.  WHAT IS THE DEATH BENEFIT UNDER THE POLICY?
    The Policy provides for the payment of benefits upon the death of the Insured. Upon application for a Policy, an applicant designates, within limits set by Phoenix, an Issue Premium and amount of the initial Target Face Amount. During the first Policy Month, the death benefit under the Policy equals the Target Face Amount. Thereafter, the death benefit is equal to a variable death benefit.


    The variable death benefit in any Policy Month is equal to the Death Benefit Adjustment Rate for that month, multiplied by the Policy's Cash Value on the Monthly Calculation Day during that Policy Month (determined without regard to the monthly deduction on that day). The Death Benefit Adjustment Rates are set forth in the Schedule Pages of the Policy.

    A Minimum Face Amount Rider is optionally available to applicants. It may be obtained as part of the Policy by electing the rider in the application for the Policy. The Minimum Face Amount is the amount designated in the application for a Policy, or as later changed by any partial surrenders. The Minimum Face Amount may not exceed the Target Face Amount. For Policies that include the rider, the death benefit during the first Policy Month equals the Target Face Amount. Thereafter, the death benefit equals the variable death benefit, or the Minimum Face Amount if higher. See "Death Benefit."


4.  MAY A POLICYOWNER PAY ADDITIONAL PREMIUMS?
    Yes, if there has been a decrease in the variable death benefit, or if the Policy would otherwise lapse, and within certain other limits imposed by Phoenix. Payment of additional premiums generally will have the same effect on the Policy's variable death benefit as would an increase in Policy Value because of favorable investment performance in an amount equal to the Additional Net Premium applied to the Subaccounts. See "Premium Payment" and "Lapse."

5.  HOW LONG WILL THE POLICY REMAIN IN FORCE?
    The Policy will lapse only when the Surrender Value is insufficient to pay the monthly deduction (see "Charges and Deductions--Monthly Deductions"), and a grace period expires without payment of the additional amount required. In this respect, the policy differs in two important respects from a conventional life insurance policy. First, the failure to pay additional premiums will not automatically cause the Policy to lapse. Second, the payment of premiums of any pre-specified amount does not guarantee that the Policy will remain in force until the Maturity Date.

6.  WHAT CHARGES ARE THERE IN CONNECTION WITH THE POLICY?
    MONTHLY DEDUCTION. Once each month, an amount is deducted from the Policy Value (excluding the value of the Loan Account) equal to the monthly cost of insurance charge. Additionally, each month during the first 10 Policy Years, a deduction is made equal to the monthly pro rata share of the balance of any unrepaid Acquisition Expense. The Acquisition Expense is equal to 6.5% of the Issue Premium plus the percentage necessary to cover the applicable state premium taxes. See "Charges and Deductions."


    OTHER CHARGES. A charge equal to the lesser of $25 or 2% of the partial surrender amount paid is deducted from the Policy Value for each partial surrender.


    No charges are currently made from the VUL Account or the GIA for federal or state income taxes. If Phoenix determines that such taxes may be imposed, it may make deductions from the VUL Account and the GIA to pay these taxes.

    Phoenix charges each Subaccount of the VUL Account the daily equivalent of 0.50% on an annual basis of the current value of the Subaccount's net assets for its assumption of certain mortality and expense risks incurred in connection with the Policy.

    Additional premium amounts are reduced by any applicable state premium tax based on the Policyowner's last known address on record with VULA and, for payments made during a grace period, by the amount needed to cover any monthly deductions made during the grace period.

    In addition, certain charges are deducted from the assets of the Funds. For investment advisory services, each Series of a Fund pays the adviser a separate monthly fee calculated on the basis of its average daily net assets during the year. See "Charges and Deductions--Other Charges."


7.  IS THERE A RIGHT TO CANCEL PERIOD?
    Yes. The Policyowner may cancel the Policy within 10 days after the Policyowner receives it, or 10 days after Phoenix mails or delivers a written notice of withdrawal right to the Policyowner, or within 45 days of completing the application, whichever is latest.

8.  HOW ARE PREMIUMS ALLOCATED?
    If the applicant elects the Temporary Money Market Allocation Amendment in the application, Phoenix will allocate the entire Issue

Premium to the Money Market Subaccount of the VUL Account. Phoenix requires this election for all applicants in certain states and for applicants in certain states who indicate on their application that they intend the Policy to replace existing insurance. At the expiration of the Right to Cancel Period for such Policyowners, the Policy Value will be allocated among the Subaccounts of the VUL Account or to the GIA in accordance with the Policyowner's allocation instructions in the application for insurance. All other Policyowners will have their Issue Premium allocated on the Policy Date according to the instruction in the application without first having the premium placed in the Money Market Subaccount. The Policy Value may be allocated among the Subaccounts of the VUL Account or to the GIA.

9.  AFTER THE INITIAL ALLOCATION, MAY I CHANGE THE ALLOCATION
    OF POLICY VALUE?
    Yes. A Policyowner may transfer amounts among the Subaccounts of the VUL Account or the GIA. Only one transfer per Policy Year is permitted from the GIA. The amount of that transfer is limited to the higher of $1,000 or 25% of the value of the Policy in the GIA. While Phoenix reserves the right to limit the number of transfers permitted in any Policy Year, the Policyowner always will be permitted at least six transfers per Policy Year. Also, Phoenix reserves the right to set a minimum transfer amount, not to exceed $500, for each transfer. A transfer is effective as of the day appropriate written request for such transfer is received at VPMO. A systematic transfer program also is available. See "Transfer of Policy Value."

10. MAY THE POLICY BE SURRENDERED?
    Yes. A Policyowner may totally surrender the Policy at any time and receive the Surrender Value. Subject to certain limitations, the Policyowner also may partially surrender the Policy at any time prior to the Maturity Date. In the future, Phoenix may set a minimum surrender amount, not to exceed $500. See "Surrenders--Partial Surrenders." A partial surrender will result in a decrease in the death benefit under the Policy. See "Death Benefit." In addition, there will, in most instances, be certain tax consequences as the result of surrenders because the Policy generally will be considered to be a "modified endowment contract." A policy is a "modified endowment contract" if the amount of premium paid during the first seven Policy Years is more than the amount that would have been paid if the Policy had provided for paid-up benefits after the payment of seven level annual premiums. Distributions such as loans and full or partial surrenders under a modified endowment contract may be taxable income to the extent they exceed the premiums paid. If such income is distributed before the Policyowner attains age 59 1/2, a 10% penalty tax may be imposed. See "Federal Tax Considerations."

11. WHAT IS THE POLICY'S LOAN PRIVILEGE?
    During the first three Policy Years, a Policyowner may obtain Policy loans in an amount up to 75% of the Cash Value. Thereafter, loans may be obtained up to 90% of the Cash Value. The interest rate on a loan is at an effective annual rate of 8.00%, compounded daily and payable on each Policy Anniversary in arrears. The requested loan amount is transferred from the VUL Account or the GIA to a Loan Account within Phoenix's General Account and is credited with interest at an effective annual rate of 7.25% per year compounded daily. Phoenix may impose a minimum loan amount, not to exceed $500. However, any such minimum loan amount will not apply to loans, the proceeds of which are used to pay premiums on another Policy issued by Phoenix. See "The Policy--Policy Loans." The proceeds of Policy loans may be subject to federal income tax because the Policy generally will be considered to be a modified endowment contract as discussed above. See "Federal Tax Considerations."

12. WHAT OPTIONAL INSURANCE BENEFITS ARE THERE UNDER THE
    POLICY?

    Optional insurance benefits offered under the Policy include a Minimum Face Amount Rider. See "Minimum Face Amount Rider."


13. HOW ARE INSURANCE BENEFITS PAID?

    Surrender and death benefits under the Policy may be paid in a lump sum or under one of the payment options set forth in the Policy.
See "Payment Options."



PERFORMANCE HISTORY
--------------------------------------------------------------------------------

    From time to time the VUL Account may include the performance history of any or all Subaccounts, in advertisements, sales literature or reports. Performance information about each Subaccount is based on past performance only and is not an indication of future performance. These rates of return are not an estimate or guarantee of future performance. They do not illustrate how actual performance will affect the benefits under a policy because they do not reflect cost of insurance, premium tax charges and surrender charges, if applicable. For this information see Appendix B "Illustrations of Death Benefits, Policy Values and Cash Surrender Values." Performance information may be expressed as yield and effective yield of the Money Market Subaccount, as yield of the Multi-Sector Subaccount and as total return of any Subaccount. Current yield for the Money Market Subaccount will be based on the income earned by the Subaccount over a given 7-day period (less a hypothetical charge reflecting deductions for expenses taken during the period) and then annualized, i.e., the income earned in the period is assumed to be earned every seven days over a 52-week period and is stated in terms of an annual percentage return on the investment. Effective yield is calculated similarly but reflects the compounding effect of earnings on reinvested dividends. Yield and effective yield reflect the recurring charges on the Account level including the monthly administrative charge.

    Yield calculations of the Money Market Subaccount used for illustration purposes are based on the consideration of a hypothetical participant's account having a balance of exactly one Unit at the beginning of a seven-day period, which period will end on the date of the most recent financial statements. The yield for the Subaccount during this seven-day period will be the change in the value of the hypothetical participant's account's original Unit. The following is an example of this yield calculation for the Money Market Subaccount based on a seven-day period ending December 31, 1996.

Assumptions:
   Value of hypothetical pre-existing account with exactly one
   unit at the beginning of the period:...........   1.663983
   Value of the same account (excluding capital changes at the
   end of the seven-day period:...................   1.665406
Calculation:
   Ending account value...........................   1.665406
   Less beginning account value...................   1.663983
   Net change in account value....................   0.001423
Base period return:
   (adjusted change/beginning account value)......   0.000855
Current yield = return x (365/7) =................      4.46%
Effective yield = [(1 + return)365/7] -1 =........      4.56%

    The current yield and effective yield information will fluctuate, and publication of yield information may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies, due to charges which will be deducted on the Account level.

    For the Multi-Sector Subaccount, quotations of yield will be based on all investment income per unit earned during a given 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per unit on the last day of the period.

    When a Subaccount advertises its total return, it usually will be calculated for one year, five years, and ten years or since inception if the Subaccount has not been in existence for at least ten years. Total return is measured by comparing the value of a hypothetical $10,000 investment in the Subaccount at the beginning of the relevant period to the value of the investment at the end of the period, assuming the reinvestment of all distributions at net asset value and the deduction of all applicable Policy charges except for the cost of insurance (which varies by Insured) and premium taxes (which vary by state) at the beginning of the relevant period.

    For those Subaccounts within the VUL Account that have not been available for one of the quoted periods, the standardized average annual total return quotations will show the investment performance such Subaccount would have achieved (reduced by the applicable charges) had it been available to invest in shares of the Fund for the period quoted.

    Below are quotations of standardized average annual total return calculated as described above.

                           AVERAGE ANNUAL TOTAL RETURN
                          FOR THE PERIOD ENDED 12/31/96
                          -----------------------------

                       COMMENCE-                       10     LIFE OF
SUBACCOUNT             MENT DATE  1 YEAR   5 YEARS    YEARS    FUND
----------             ---------  ------   -------    -----    ----
Multi-Sector........    1/1/83     4.59%    8.84%     8.51%    9.93%
Balanced............    5/1/92     2.86%      N/A       N/A    8.13%
Strategic Allocation    9/17/84    1.45%    7.32%    10.13%   11.43%
Growth..............    1/1/83     4.74%   12.47%    14.71%   17.20%
International.......    5/1/90    10.38%    7.44%       N/A    6.89%
Money Market........   10/10/82   (2.29%)   2.29%     4.58%    5.46%
Real Estate.........    5/1/95    23.98%      N/A       N/A   25.19%
Theme...............    1/29/96      N/A      N/A       N/A    2.74%
Asia................    9/17/96      N/A      N/A       N/A   (6.49%)
U.S. Small Cap......    5/1/95    36.58%      N/A       N/A   31.87%
Int'l. Small Cap....    5/1/95    22.99%      N/A       N/A   34.98%


                              ANNUAL TOTAL RETURN*
                              --------------------

          MULTI-              ALLO-              INTER-    MONEY
YEAR      SECTOR   BALANCED  CATION    GROWTH   NATIONAL  MARKET
----      ------   --------  ------    ------   --------  ------
1983....    5.47%      N/A      N/A    32.22%       N/A    7.79%
1984....   10.78%      N/A   (1.21%)   10.11%       N/A    9.67%
1985....   20.00%      N/A   26.69%    34.24%       N/A    7.49%
1986....   18.69%      N/A   15.10%    19.86%       N/A    5.98%
1987....    0.60%      N/A   12.16%     6.48%       N/A    5.97%
1988....    9.89%      N/A    1.83%     3.39%       N/A    6.90%
1989....    7.70%      N/A   19.27%    35.39%       N/A    8.65%
1990....    4.67%      N/A    5.22%     3.55%    (8.74%)   7.67%
1991....   18.97%      N/A   28.64%    42.00%    19.07%    5.45%
1992....    9.52%    8.44%   10.10%     9.75%   (13.26%)   3.06%
1993....   15.33%    8.06%   10.46%    19.09%    37.72%    2.35%
1994....   (5.93%)  (3.32%)  (1.89%)    0.96%    (0.44%)   3.31%
1995....   22.91%   22.72%   17.61%    30.23%     9.04%    5.16%
1996....   11.86%   10.01%    8.50%    12.02%    18.06%    4.50%

           REAL                              U.S.       INT'L.
YEAR      ESTATE     THEME      ASIA       SMALL CAP   SMALL CAP
----      ------     -----      ----       ---------   ---------
1995....  17.42%       N/A        N/A        16.24%     34.23%
1996....  32.60%     9.89%      0.01%        46.08%     31.54%

       *Sales Charges have not been deducted from the Annual Total Return.

    A Subaccount's performance may be compared to that of the Consumer Price Index or various unmanaged equity or bond indices such as the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, and the Europe Australia Far East Index, and also may be compared to the performance of other variable life accounts as reported by services such as Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA") and Morningstar, Inc. or in other various publications. Lipper and CDA are widely recognized independent rating/ranking services. A Subaccount's performance also may be compared to that of other investment or savings vehicles.

    Advertisements, sales literature and other communications may contain information about any Series' or Adviser's current investment strategies and management style. Current strategies and style may change to respond to a changing market and economic conditions. From time to time the Series may discuss specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the Series may separate their cumulative and average annual returns into income results and capital gains or losses; or cite separately as a return figure the equity or bond portion of a Series' portfolio; or compare a Series' equity or bond return figure to well-known indices of market performance, including, but not limited to the Standard & Poor's 500 Stock Index (the "S&P 500"), Dow Jones Industrial Average, First Boston High Yield Index and Solomon Brothers Corporate and Government
Bond Indices.

    The Funds may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of Subaccounts having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc., Morningstar, Inc. and Tillinghast. Additionally, the Funds may compare a Series' performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barron, Business Week, Investor's Daily, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York

Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's, The Outlook, and Personal Investor. The Funds may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return also may be used to compare the performance of a Series against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the S&P 500, Dow Jones Industrial Average, Europe Australia Far East Index (EAFE), Consumer's Price Index, Shearson Lehman Corporate Index and Shearson Lehman T-Bond Index. The S&P 500 is a commonly quoted market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 common stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over the counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 70-80% of the market value of all issues on the New York Stock Exchange.

    The Fund's Annual Report, available upon request and without charge, contains a discussion of the performance of the Funds and a comparison of that performance to a securities market index.


PHOENIX AND THE VUL ACCOUNT
--------------------------------------------------------------------------------

PHOENIX
    Phoenix is a mutual life insurance company originally chartered in Connecticut in 1851. Its Executive Office is at One American Row, Hartford, Connecticut 06115 and its main administrative office is at 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-1900. Its New York principal office is at 99 Troy Road, East Greenbush, New York 12061. Phoenix is the nation's 14th largest mutual life insurance company and has admitted assets of approximately $15.5 billion. Phoenix sells insurance policies and annuity contracts through its own field force of full time agents and through brokers. Its operations are conducted in all 50 states, the District of Columbia, Canada and Puerto Rico.

THE VUL ACCOUNT
    The VUL Account is a separate account of Phoenix registered as a unit investment trust under the Investment Company Act of 1940, as amended, and it meets the definition of a "separate account" under that Act. Such registration does not involve supervision of the management of the VUL Account or Phoenix by the Securities and Exchange Commission.

    The VUL Account currently has eleven Subaccounts available for allocation of Policy Value. If in the future Phoenix determines that marketing needs and investment conditions warrant, Phoenix may establish additional Subaccounts, which will be made available to existing Policyowners to the extent and on a basis determined by Phoenix. Each Subaccount will invest solely in shares of the Funds allocable to one of the available portfolios, each having the specified investment objective set forth under "Investments of the VUL Account--Participating Mutual Funds."

    Phoenix does not guarantee the investment performance of the VUL Account or any of its Subaccounts. The Policy Value depends on the investment performance of the Fund. Thus, the Policyowner bears the full investment risk for all monies invested in the VUL Account.

    The VUL Account is administered and accounted for as part of the general business of Phoenix, but the income, gains, or losses of the VUL Account are credited to or charged against the assets held in the VUL Account, without regard to other income, gains, or losses of any other business Phoenix may conduct. Under New York law, the assets of the VUL Account are not chargeable with liabilities arising out of any other business Phoenix may conduct. Nevertheless all obligations arising under the Policy are general corporate obligations of Phoenix.

THE GIA
    The GIA is not part of the VUL Account. It is accounted for as part of the General Account. Phoenix reserves the right to limit cumulative deposits, including transfers, to the GIA to no more than $250,000 during any one-week period. Phoenix will credit interest daily on the amounts allocated under the Policy to the GIA. Interest on the GIA will be credited at an effective annual rate of not less than 4%.

    Bi-weekly, Phoenix sets the interest rate that will apply to any premium or transferred amounts deposited to the GIA. That rate will remain in effect for such deposits for an initial guarantee period of one full year from the date of deposit. Upon expiration of the initial one-year guarantee period (and each subsequent one-year guarantee period thereafter), the rate to be applied to any deposits whose guarantee period has just ended shall be the same rate as is applied to new deposits allocated to the GIA at the time that the guarantee period expired. This rate will likewise remain in effect for a guarantee period of one full year from the date the new rate is applied. For more complete information concerning the GIA, see Appendix A.



THE POLICY
--------------------------------------------------------------------------------

INTRODUCTION

    The Policy is a variable life insurance policy. The Policy has a death benefit, cash surrender value, and loan privilege such as is associated with a traditional fixed benefit whole life policy. The Policy differs from a fixed benefit whole life policy, however, because the Policyowner specifies in which of several Subaccounts of the VUL Account or the GIA net premium is to be allocated. Each Subaccount of the VUL Account, in turn, invests its assets exclusively in a portfolio of the Fund. The Policy's death benefit and Cash Value vary reflecting the investment performance of the Series to which the Policy Value has been allocated.


ELIGIBLE PURCHASERS
    Any person up to the age of 75 is eligible to be insured under a newly purchased Policy after providing acceptable evidence of insurability. A person can purchase a Policy to insure the life of another person provided that the Policyowner has an insurable interest in the life of the Insured, and the Insured consents.

PREMIUM PAYMENT
    The minimum Issue Premium for a Policy is $10,000. After the first Policy Year, the Policyowner may pay, within certain limits, additional premiums if the variable death benefit on the first day of the

Policy Year is less than the highest variable death benefit during the previous Policy Year and less than the current Target Face Amount. Additional premiums may be paid only during the first sixty days of a Policy Year.

    The maximum amount of an additional premium payment (when permitted) is the lesser of (i) A minus B or (ii) C, where:

    A = The premium payment which would have increased the variable death benefit at the beginning of the current Policy Year to the highest variable death benefit during the previous Policy Year.

    B = The amount of any reduction in Cash Value due to partial surrenders made during the previous Policy Year.

    C = The premium payment which would have increased the variable death benefit at the beginning of the current Policy Year to the current Target Face Amount.

    Example: Assume that a male age 45, nonsmoker, pays an initial premium of $10,000 and has a Target Face Amount of $28,236. Assume also a net investment rate of return of 9% for the first Policy Year and a net investment rate of return of 0% for the second and third Policy Years. At the beginning of the third Policy Year, this Policyowner would have a variable death benefit of $28,952. This variable death benefit is less than the highest death benefit in the previous year, which would have been $29,772. However, since $28,952 is higher than the initial Target Face Amount of $28,236, this Policyowner would not be permitted to pay an additional premium.


    At the beginning of the fourth Policy Year, the Policyowner would have a variable death benefit of $27,940. This variable death benefit is less than the highest death benefit in the previous year, which would have been $28,952. This death benefit also is less than the initial Target Face Amount of $28,236, and therefore this Policyowner would be permitted to pay an additional premium. The premium necessary to increase the death benefit to $28,236 (the initial Target Face Amount) is $105.66 for this Policyowner. Phoenix also may agree to allow this Policyowner to pay a higher premium amount.


    The Policyowner may wish to pay this additional premium to maintain his originally targeted level of death benefit protection despite adverse market experience. In addition, some Policyowners may view depressed market values as an opportunity to buy additional units at the depressed value in anticipation of future market improvement.


    Additional premium payments are reduced by any applicable state premium tax based on the Policyowner's last known address on record at VULA. See "Monthly Deduction--Acquisition Expense." Also, a further deduction is made from additional premiums when paid during a grace period. See "Lapse."


    The additional premiums less applicable deductions are called Additional Net Premium and are applied to Policy Value based on the then current premium allocation schedule.

    The payment of additional premiums will have an effect on the Policy's variable death benefit. See "Death Benefit--Additional
Premiums and Partial Surrenders: Effect on Death Benefit."

ALLOCATION OF ISSUE PREMIUM

    Within seven business days after the later of receipt of the Issue Premium and Phoenix's approval of a completed application for processing, Phoenix allocates the Issue Premium to the VUL Subaccounts or the GIA. Generally, the Issue Premium is directly allocated in accordance with the allocation instructions in the application for a Policy. However, Policies issued in certain states, and Policies issued in certain states pursuant to applications which state the Policy is intended to replace existing insurance, are issued with a Temporary Money Market Allocation Amendment. Under this Amendment, Phoenix temporarily allocates the entire Issue Premium paid (along with any other premiums paid during the Right to Cancel Period) to the Money Market Subaccount of the VUL Account, and, at the expiration of the Right to Cancel Period, the Policy Value of the Money Market Subaccount is allocated among the Subaccounts of the VUL Account or to the GIA in accordance with the applicant's allocation instructions in the application for insurance.


RIGHT TO CANCEL PERIOD

    A Policy may be returned by mailing or delivering it to Phoenix within ten days after the Policyowner receives it; within ten days after Phoenix mails or delivers a written notice of withdrawal right to the Policyowner; or within 45 days after the applicant signs the application for insurance, whichever occurs latest (the "Right to Cancel Period"). The returned Policy is treated as if Phoenix never issued the Policy and, except for Policies issued with a Temporary Money Market Allocation Amendment, Phoenix will return the sum of the following as of the date Phoenix receives the returned Policy: (i) the then current Policy Value less any unpaid loans and loan interest; plus (ii) any monthly deductions, partial surrender fees, and other charges made under the Policy, including investment advisory fees, or any Fund expenses deducted. The amount returned for Policies issued with the Amendment will equal any premiums paid less any unrepaid loans and loan interest, and less any partial surrender amounts paid.

    Phoenix reserves the right to disapprove an application for processing within seven days of receipt at Phoenix of the completed application for insurance, in which event Phoenix will return the premium paid. Even after approval of the application for processing, Phoenix reserves the right to decline issuance of the Policy, in which event Phoenix will refund the applicant the same amount as would have been refunded under the Policy had it been issued but returned for refund during the Right to Cancel Period.


TEMPORARY INSURANCE COVERAGE

    On the date the application for a Policy is signed and submitted with the Issue Premium, Phoenix issues a Temporary Insurance Receipt in connection with the application. Under the Temporary Insurance Receipt ("Receipt"), the insurance protection applied for (subject to the limits of liability and in accordance with the terms set forth in the Policy and in the Receipt) takes effect on the date of the application.


TRANSFER OF POLICY VALUE

    A Policyowner may transfer all or a portion of Policy Value among Subaccounts or the GIA by Written Request or by telephone request. However, for Policies issued with the Temporary Money Market Allocation Amendment, transfers may not be made until the Right to Cancel Period expires.

    A Policyowner may request transfers among available Subaccounts or the GIA in writing or by calling 1-800-892-4885, between the hours of 8:30 a.m. and 4:00 p.m. Eastern Time. Unless the Policyowner elects in writing not to authorize telephone transfers, telephone transfer orders also will be accepted on behalf of the Policyowner from his or her registered representative. Phoenix and Phoenix Equity Planning Corporation ("PEPCO") will employ reasonable procedures to confirm that telephone instructions are genuine. They will require address verification, identical account registrations and will record telephone instructions on tape. All telephone exchanges will be confirmed in writing to the Policyowners. To the extent that procedures reasonably designed to prevent unauthorized transfers are not followed, Phoenix and PEPCO may be liable for following telephone instructions for transfers that prove to be fraudulent. However, the Policyowner would bear the risk of loss resulting from instructions entered by an unauthorized third party that Phoenix and PEPCO reasonably believe to be genuine. The telephone transfer privilege may be modified or terminated at any time, and during times of extreme market volatility, it may be difficult to exercise. In such cases, the Policyowner should submit a Written Request.

    A Policyowner also may elect to transfer funds automatically among the Subaccounts or the GIA on a monthly, quarterly, semi-annual or annual basis under the Systematic Transfer Program for Dollar Cost Averaging ("Systematic Transfer Program"). Under this Systematic Transfer Program, the minimum initial and subsequent transfer amounts are $25 monthly, $75 quarterly, $150 semi-annually, or $300 annually. A Policyowner must have an initial value of $1,000 in the GIA or the Subaccount from which funds will be transferred, and if the value in that Subaccount or the GIA drops below the elected transfer amount, the entire remaining balance will be transferred and no more systematic transfers will be processed. Funds may be transferred from only one Subaccount or the GIA, but may be allocated to multiple Subaccounts. Under the Systematic Transfer Program, Policyowners may make more than one transfer per Policy Year from the GIA, in approximately equal amounts over a minimum 18-month period.

    All transfers under the Systematic Transfer Program will be executed on the basis of the respective value of each Subaccount as of the first of the month rather than on the basis of the respective values next determined after receipt of the transfer request. If the first of the month falls on a holiday or weekend, then the transfer will be processed on the next succeeding business day.

    Unless Phoenix agrees otherwise or the Systematic Transfer Program has been elected, a Policyowner may make only one transfer per Policy Year from the GIA. Transfers will be effectuated on the date the transfer request was received at VPMO, unless made pursuant to the Systematic Transfer Program as noted above. For non-systematic transfers, the amount that may be transferred from the GIA at any one time cannot exceed the greater of $1,000 or 25% of the Policy Value in the GIA at the time of transfer. THERE ARE ADDITIONAL RESTRICTIONS ON TRANSFERS FROM THE GIA AS DESCRIBED ABOVE AND IN APPENDIX A.

    Phoenix reserves the right to limit the number of transfers made during a Policy Year. However, Policyowners will be permitted at least six transfers per Policy Year. Also, Phoenix reserves the right to set a minimum transfer amount not to exceed $500. A non-systematic transfer will take effect on the date the request is received at VPMO.

    Phoenix reserves the right to limit the number of Subaccounts you may elect to a total of 18 at any one time and/or over the life of the Policy unless required to be less to comply with changes in federal and/or state regulation, including tax, securities and insurance law. As of the date of this Prospectus, this limitation has no effect because fewer Subaccounts are offered.

DETERMINATION OF SUBACCOUNT VALUES
    On each Valuation Date, the Policy's share in the value of each Subaccount is determined separately, but the valuation method used is the same for each Subaccount. A Policy's share in the value of a Subaccount on any Valuation Date equals:

    (a) The Policy's share in the value of that Subaccount as of the immediately preceding Valuation Date multiplied by the "Net Investment Factor" of that Subaccount for the current Valuation Period; plus

    (b) All amounts transferred, to the Policy's share in the value of that Subaccount from another Subaccount or from the Loan Account during the current Valuation Period; plus

    (c) All Additional Net Premiums allocated to that Subaccount during the current Valuation Period; minus

    (d) All amounts transferred from the Policy's share in the value of that Subaccount to another Subaccount or to the Loan Account during the current Valuation Period; minus

    (e) Any portion of the monthly deduction allocated to the Policy's share in the value of that Subaccount during the current Valuation Period; minus

    (f) All reductions in the Policy Value allocated to the Policy's share in the value of that Subaccount due to any partial surrenders made during the current Valuation Period.

    The Net Investment Factor for each Subaccount for any Valuation Period is determined by dividing (a) by (b), and subtracting (c) from the result where:


    (a)   is the result of:


          (i) the asset value of the Fund shares held by that Subaccount determined as of the end of the current Valuation Period (exclusive of the net value of any transactions during the current valuation period); plus

          (ii) the amount of any dividend (or, if applicable, any capital gain distribution) made by the Fund on shares held by that Subaccount if the "ex dividend" date occurs during the current Valuation Period; plus/minus

         (iii) the charge or credit for any taxes incurred by or provided for in that Subaccount for the current Valuation Period.

    (b) the net asset value of the Fund shares held by that Subaccount determined as of the end of the immediately preceding Valuation Period.

    (c) is a factor, equal to the sum of 0.50% on an annual basis held by that Subaccount, representing the Mortality and Expense Risk Charge deducted from that Subaccount during the Valuation Period.


    The Net Investment Factor may be greater than, less than, or equal to one. Therefore, the Policy Value may increase, decrease, or remain unchanged.

DEATH BENEFIT
    GENERAL
    In the application for insurance, an applicant designates an amount as the Policy's initial Target Face Amount. During the first Policy Month, the death benefit equals this Target Face Amount. After the first Policy Month the death benefit is equal to the variable death benefit.

    During any Policy Month after the first, the variable death benefit under the Policy is equal to:

    (i) the Cash Value on the last preceding Monthly Calculation Day, multiplied by

    (ii) the applicable Death Benefit Adjustment Rate (as defined below) on the last preceding Monthly Calculation Day.

    The Death Benefit Adjustment Rates assume an interest rate ranging from 4.0% to 5.0%. The assumed interest rate used to calculate the Death Benefit Adjustment Rates under a particular Policy depends on the Policy's Initial Premium and its Target Face Amount. In the event the net investment rate of return (gross investment return net of mortality and expense risk charge and investment management fee) applied to the Policy Value exceeds the assumed interest rate used to calculate the Death Benefit Adjustment Rates, the variable death benefit under the Policy will be greater than its Target Face Amount. Conversely, if the net investment rate of return applied to the Policy Value is less than the assumed interest rate, then the variable death benefit will be less than the Target Face Amount. Finally, if the net investment rate of return applied to the Policy Value equals the assumed interest rate, then the variable death benefit will approximately equal the Target Face Amount.

    EXAMPLE: Death Benefit Adjustment Rates which assume a 4% interest rate apply to a male age 45 nonsmoker who pays an initial premium of $25,000 and has a Target Face Amount of $70,591. Five years after the Issue Date of this Policy, the following variable death benefits would apply for the specified net rates of return:

    --assuming a 5% net investment rate of return:     $75,144

    --assuming a 4% net investment rate of return:     $71,514

    --and assuming a 3% net investment rate of return:  $68,019


    EXAMPLE: A male age 45, nonsmoker, pays an initial premium of $10,000. For this initial premium, this Policyowner can choose an initial Target Face Amount ranging from $28,236 to $35,980. This range of Target Face Amount represents Death Benefit Adjustment Rates which assume interest rates ranging from 4.0% to 5.0% and a 2% state premium tax. Generally, selection of the highest Target Face Amount available for a given premium will result in the highest death benefit adjustment rate, variable death benefit and resulting cost of insurance charges. Conversely, selection of the lower Target Face Amount available for a given premium will result in the lowest death benefit adjustment rate, variable death benefit and resulting cost of insurance charges.


    Assuming that this Policyowner selects an initial Target Face Amount of $35,980, and that the net rate of return achieved is 5% per year, this Policyowner will have a variable death benefit of $36,826 and cash value of $36,826 when he reaches age 95. The variable death benefit and cash value are slightly larger than the initial Target Face Amount due to the fact that the Acquisition Expense is deducted and then re-credited to the Policyowner and taken out in monthly installments over the first ten Policy Years. While a portion of this Acquisition Expense Allowance remains in the Policy Value, it also is earning a net rate of return.


    ADDITIONAL PREMIUMS AND PARTIAL SURRENDERS: EFFECT ON DEATH
    BENEFIT
    Additional premium payments are permitted under certain circumstances. See "The Policy--Premium Payment." Such a payment does not result in an immediate increase in the variable death benefit. However, on the next Monthly Calculation Day the variable death benefit will be larger as a consequence of the larger cash value.

    A partial surrender decreases the Target Face Amount and the Minimum Face Amount (if provided by appropriate rider). The Target Face Amount and Minimum Face Amount are reduced by a fraction equal to the result of dividing the partial surrender amount paid plus the partial surrender fee by the Cash Value (determined without regard to the partial surrender). Moreover, the death benefit under a Policy is reduced on the next Monthly Calculation Day due to the reduced Cash Value. A partial surrender or decrease in the death benefit may have certain tax consequences. See "Federal Tax Considerations."

    In addition, if the Insured dies during any Policy Month in which additional premium had been paid, the death proceeds paid will equal the death benefit for that month plus the additional premium paid, minus any premium paid during a grace period necessary to keep the Policy in effect.

    MINIMUM FACE AMOUNT RIDER
    An applicant in the application for a Policy may elect to have a Minimum Face Amount Rider issued in connection with the Policy. If this Rider is elected, the applicant designates in the application an amount to be the Minimum Face Amount. The amount designated as the Minimum Face Amount cannot exceed the Policy's Target Face Amount.

    The death benefit under a Policy issued with the Minimum Face Amount Rider equals the Target Face Amount during the first Policy Month. Thereafter, the Policy's death benefit equals the higher of (i) the variable death benefit or
(ii) the Minimum Face Amount.


    Under the Minimum Face Amount Rider, when the death benefit is calculated with reference to the Minimum Face Amount, the death benefit under the Policy may be greater than it otherwise would have been had the Rider not been issued. Accordingly, when the Minimum Face Amount is used to calculate the death benefit, there is a greater "net amount at risk" under the Policy and, therefore, a larger amount is deducted from Policy Value to pay for cost of insurance than would be deducted under an identical Policy without the Rider.

SURRENDERS
    GENERAL

    At any time during the lifetime of the Insured and while the Policy is in force, the Policyowner may partially or fully surrender the Policy by sending a written release and surrender in a form satisfactory to Phoenix to VPMO, along with the Policy if Phoenix so requires. The amount available for surrender is the Cash Value at the end of the Valuation Period during which the surrender request is received at VPMO less any indebtedness.

    Upon partial or full surrender, Phoenix generally will pay the amount surrendered to the Policyowner within seven days after Phoenix receives the Written Request for the surrender. Under certain circumstances, the surrender payment may be postponed. See "General Provisions--Postponement of Payments." For the federal tax effects of partial and full surrenders, see "Federal Tax Considerations."


    FULL SURRENDERS

    If the Policy is being fully surrendered, the Policy itself must be returned to VPMO, along with the written release and surrender of all claims in a form satisfactory to Phoenix. A Policyowner may elect to have the amount paid in a lump sum or under a payment option. See "Payment Options."


    PARTIAL SURRENDERS
    For a partial surrender, the amount paid plus the partial surrender fee will be deducted from the Policy Value at the end of the Valuation Period during which the request is received. The Policy Value will be reduced by the partial surrender amount paid, the partial surrender fee (see "Charges and Deductions--Other Charges"), and a portion of any unrepaid Acquisition Expense.


    The portion of any unrepaid Acquisition Expense paid in connection with a partial surrender is equal to the result of dividing the partial surrender amount paid plus the partial surrender fee by the Cash Value (determined without regard to the partial surrender). The reduction in Policy Value caused by partial surrenders is deducted from the Subaccounts of the VUL Account based on the allocation schedule for monthly deductions, unless the Policyowner directs otherwise. Cash Value is reduced to equal the resulting Policy Value less the balance of any remaining unpaid Acquisition Expense Allowance.


    Partial surrenders will decrease the Target Face Amount and the Minimum Face Amount (if provided by rider), as well as the variable death benefit. See "Death Benefit--Additional Premiums and Partial Surrenders: Effect on Death Benefit" and "Federal Tax Considerations."


    In the future, Phoenix may set a minimum partial surrender amount not to exceed $500. Also, partial surrenders will be permitted only if the death benefit under the Policy after the requested partial surrender would equal or exceed the minimum death benefit amount set by Phoenix from time to time. Furthermore, partial surrenders will not be allowed if the Surrender Value of the Policy after the requested partial surrender would equal zero or less.


POLICY LOANS

    During the first three Policy Years, the Policyowner may borrow under the Policy an amount up to 75% of the Cash Value. Thereafter, Policyowners may borrow an amount not exceeding 90% of the Cash Value. The requested loan amount is transferred to the Loan Account from the Subaccounts of the VUL Account or the GIA based on the allocation schedule for monthly deductions, unless the Policyowner requests a different allocation in the loan request. The debt under the Policy and the balance of the Loan Account is increased by the amount of the Policy loan.

    The proceeds of a Policy loan may be subject to federal income tax. See "Federal Tax Considerations."

    In the future, Phoenix may not allow Policy loans of less than $500, unless such loan is used to pay a premium on another Phoenix Policy.

    The loan debt will bear interest at an effective annual rate of 8.00%, compounded daily and payable in arrears. The Loan Account Value is credited with interest at an effective annual rate of 7.25%, compounded daily and payable in arrears. At the end of each Policy Year, the difference between any unpaid interest on the debt and the interest earned on the Loan Account Value will be offset by a transfer from the Policyowner's Subaccount or GIA values to the value of the Policyowner's Loan Account.

    A Policy loan, whether or not repaid, has a permanent effect on the Cash Value because the investment results of the Subaccounts or the GIA will apply only to the amount remaining in the Subaccounts or the GIA. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Subaccounts or the GIA earn more than 7.25% per annum, which is the annual interest rate for funds held in the Loan Account, Cash Value does not increase as rapidly as it would have had no loan been made. If the Subaccounts or the GIA earn less than 7.25% per annum, Cash Value is greater than it would have been had no loan been made. A Policy loan, whether or not repaid, also has an effect on the Policy's variable death benefit due to any resulting differences in Cash Value. While the loan is outstanding, any payment on the loan will be treated as a repayment (not subject to the premium tax).

    The Policyowner may repay part or all of the debt at any time. If the value of the Loan Account on the Payment Date of the debt repayment is greater than the reduced remaining debt, then the value of the Loan Account will be reduced to equal the remaining debt. On the Payment Date, the share of Policy Value in the Subaccounts or the GIA is increased based on the allocation requested upon repayment. The amount of the increase equals the amount of reduction in value of the Loan Account. If no allocation request is made, the allocation will be based on the then current premium allocation schedule.


LAPSE

    Unlike conventional fixed benefit life insurance policies, the payment of the Issue Premium, no matter how large, or the payment of additional premiums will not necessarily continue the Policy in force to its Maturity Date. Lapse will only occur where the Surrender Value is insufficient to cover the monthly deduction, and a grace period expires without payment of the additional amount required. If the Surrender Value is insufficient to cover the monthly deduction, the Policyowner must pay during the grace period the amount needed to increase the Surrender Value to equal three times the required monthly deduction. See "Charges and Deductions."

    If on any Monthly Calculation Day the Surrender Value is insufficient to cover the monthly deduction, Phoenix will notify the

Policyowner of the additional payment required. The Policyowner will then have a grace period of 61 days, measured from the date notice is sent to the Policyowner, to pay the additional amount. Failure to pay the additional amount within the grace period will result in lapse of the Policy. If a premium payment for the additional amount is received by Phoenix during the grace period, any Additional Net Premium will be allocated among the Subaccounts of the VUL Account or the GIA in accordance with the then current premium allocation schedule. In determining the Additional Net Premium to be applied to the Subaccounts or the GIA, Phoenix will deduct the premium tax and the amount needed to cover any monthly deductions made during the grace period. If the Insured dies during the grace period, the death benefit will equal the amount of the death benefit immediately prior to the commencement of the grace period.



INVESTMENTS OF THE VUL ACCOUNT
--------------------------------------------------------------------------------

PARTICIPATING MUTUAL FUNDS

THE PHOENIX EDGE SERIES FUND

    Certain Subaccounts of the VUL Account invest in corresponding Series of The Phoenix Edge Series Fund, a Massachusetts business trust. The available Series and their fundamental objectives are as follows:


        MONEY MARKET SERIES: The investment objective of the Money Market Series is to provide maximum current income consistent with capital preservation and liquidity.

        GROWTH SERIES: The investment objective of the Growth Series is to achieve intermediate and long-term growth of capital, with income as a secondary consideration.


        MULTI-SECTOR FIXED INCOME ("MULTI-SECTOR") SERIES (FORMERLY THE "BOND" SERIES): The investment objective of the Multi-Sector Series is to seek long-term total return by investing in a diversified portfolio of high yield (high risk) and high quality fixed income securities. For a discussion of the risks associated with investing in high yield bonds, please see the accompanying Fund prospectus.

        STRATEGIC ALLOCATION ("ALLOCATION") SERIES (FORMERLY THE "TOTAL
    RETURN" SERIES): The investment objective of the Allocation Series is to realize as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk (total rate of return consists of capital appreciation, current income, including dividends and interest, possible premiums and short-term gains from purchasing and selling options and financial futures).


        BALANCED SERIES: The investment objective of the Balanced Series is to seek reasonable income, long-term capital growth and conservation of capital. The Balanced Series' investments are made based on combined considerations of risk, income, capital enhancement and protection of capital value.

        INTERNATIONAL SERIES: The investment objective of the International Series is to seek a high total return consistent with reasonable risk. The International Series intends to invest primarily in an internationally diversified portfolio of equity securities. It intends to reduce its risk by engaging in hedging transactions involving options, futures contracts and foreign currency transactions. The International Series provides a means for investors to invest a portion of their assets outside the United States.


        REAL ESTATE SECURITIES ("REAL ESTATE") SERIES: The investment objective of the Real Estate Series is to seek capital appreciation and income with approximately equal emphasis. It intends under normal circumstances to invest in marketable securities of publicly traded real estate investment trusts (REITs) and companies that operate, develop, manage and/or invest in real estate located primarily in the United States.

        STRATEGIC THEME ("THEME") SERIES: The investment objective of the Strategic Theme Series is to seek long-term appreciation of capital through investing in securities of companies that the adviser believes are particularly well positioned to benefit from cultural, demographic, regulatory, social or technological changes worldwide.

        ABERDEEN NEW ASIA ("ASIA") SERIES: The investment objective of the Asia Series is to seek long-term capital appreciation. The New Asia Series will invest primarily in a diversified portfolio of equity securities of issuers organized and principally operating in Asia, excluding Japan.


WANGER ADVISORS TRUST

    Certain Subaccounts of the VUL Account invest in corresponding Series of the Wanger Advisors Trust. The available Series and their fundamental objectives are as follows:

    WANGER U.S. SMALL CAP ("U.S. SMALL CAP") SERIES: The investment objective of the U.S. Small Cap Series is to provide long-term growth. The U.S. Small Cap Series will invest primarily in securities of U.S. companies with total common stock market capitalization of less than $1 billion.

    WANGER INTERNATIONAL SMALL CAP ("INTERNATIONAL SMALL CAP") SERIES: The investment objective of the International Small Cap Series is to provide long-term growth. The International Small Cap Series will invest primarily in securities of non-U.S. companies with total common stock market capitalization of less than $1 billion.


    Each Series will be subject to the market fluctuations and risks inherent in the ownership of any security and there can be no assurance that any Series' stated investment objective will be realized.


    Shares of the Funds may be sold to other separate accounts of Phoenix or its affiliates or of other insurance companies funding variable annuity or variable life insurance contracts. It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Funds simultaneously. Although neither Phoenix nor the Funds currently foresee any such disadvantages either to variable life insurance policyowners or to variable annuity contract owners, the Funds' Trustees intend to monitor events in order to identify any material conflicts between variable life insurance policyowners and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax laws, (3) changes in the investment management of any portfolio of the Funds, or (4) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contract owners. Phoenix will, at its own expense, remedy such material conflict including, if necessary, segregating the assets underlying the variable life insurance policies and the variable annuity contracts and establishing a new registered investment company.


INVESTMENT ADVISERS TO THE PHOENIX EDGE SERIES FUND

    The Phoenix Edge Series Fund's investment advisers are Phoenix Investment Counsel, Inc. ("PIC"), Phoenix Realty Securities, Inc. ("PRS") and Phoenix-Aberdeen International Advisors, LLC ("PAIA") (the "Advisers"), which are located at 56 and 38 Prospect Street, respectively, Hartford, Connecticut 06115.

    PIC was originally organized in 1932 as John P. Chase, Inc. In addition to the Fund, it serves as investment adviser to the Phoenix Series Fund, Phoenix Strategic Allocation Fund, Inc. and Phoenix Multi-Portfolio Fund and as subadviser to Phoenix Strategic Equity Series Fund (all Series other than Equity Opportunities Series), Chubb America Fund, Inc. and Sun America Series Trust. PIC also serves as subadviser to the Asia Series.

    All of the outstanding stock of PIC is owned by PEPCO, an indirect subsidiary of Phoenix Duff & Phelps Corporation (PD&P). Phoenix owns a controlling interest in PD&P. PEPCO also performs bookkeeping, pricing and administrative services for the Fund. PEPCO is registered as a broker-dealer in 50 states. The executive offices of Phoenix are located at One American Row, Hartford, Connecticut 06115, the executive offices of PD&P are located at 56 Prospect Street, Hartford, Connecticut 06115 and the principal offices of PEPCO are located at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200.

    PRS was formed in 1994 as an indirect subsidiary of Phoenix. In addition to the Fund, it serves as investment adviser to the Real Estate Portfolio of the Phoenix Multi-Portfolio Fund and to the American Phoenix Investment Portfolio.

    PAIA, a Delaware limited liability company formed in 1996 and jointly owned and managed by PM Holdings, Inc., is a direct subsidiary of Phoenix and Aberdeen Fund Managers, Inc., a wholly-owned subsidiary of Aberdeen Asset Management plc. Aberdeen Fund Managers, Inc. has its principal offices located at 1 Financial Plaza, Suite 2210, NationsBank Tower, Fort Lauderdale, Florida 33394. While many of the officers and directors of PAIA have extensive experience as investment professionals, due to its recent formation, PAIA has no prior operating history. Aberdeen Fund Managers also serves as subadviser to the Asia Series.

    Aberdeen Asset Management was founded in 1983 and through subsidiaries operating from offices in Aberdeen, Scotland; London, England; Singapore; and Fort Lauderdale, Florida, provides investment management services to unit and investment trusts, segregated pension funds and other institutional and private portfolios. As of September 30, 1996, Aberdeen Asset Management, and its advisory subsidiaries, had approximately $4 billion in assets under management.

    ABKB/LaSalle Securities Limited Partnership ("ABKB"), a subsidiary of LaSalle Partners, serves as subadviser to the Real Estate Series. ABKB's principal place of business is located at 100 East Pratt Street, Baltimore, Maryland 21202. ABKB has been a registered investment adviser since 1979.

INVESTMENT ADVISER TO THE WANGER ADVISORS TRUST

    The investment adviser to the Wanger Advisors Trust is Wanger Asset Management, L.P. Wanger's principal place of business is located at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606.

    The Advisers furnish continuously an investment program for each Series and manage the investment and reinvestment of the assets of each Series subject at all times to the authority and supervision of the Trustees. A more detailed discussion of the Advisers and the Investment Advisory Agreements is contained in the accompanying prospectus for the Fund.

REINVESTMENT AND REDEMPTION

    All dividend distributions of the Funds are automatically reinvested in shares of the Funds at their net asset value on the date of distribution; all capital gains distributions of the Funds, if any, are likewise reinvested at the net asset value on the record date. Phoenix redeems Fund shares at their net asset value to the extent necessary to make payments under the Policy.


SUBSTITUTION OF INVESTMENTS

    Phoenix reserves the right, subject to compliance with the law as currently applicable or subsequently changed, to make additions to, deletions from, or substitutions for the investments held by the VUL Account. In the future, Phoenix may establish additional Subaccounts within the VUL Account, each of which will invest in shares of a designated portfolio of the Funds with a specified investment objective. These portfolios will be established if, and when, in the sole discretion of Phoenix, marketing needs and investment conditions warrant, and will be made available under existing Policies to the extent and on a basis to be determined by Phoenix.

    If shares of any of the portfolios of the Funds should no longer be available for investment, or if in the judgment of Phoenix's management further investment in shares of any of the portfolios should become inappropriate in view of the objectives of the Policy, then Phoenix may substitute shares of another mutual fund for shares already purchased, or to be purchased in the future, under the Policy. No substitution of mutual fund shares held by the VUL Account may take place without prior approval of the Securities and Exchange Commission, and prior notice to the Policyowner. In the event of a substitution, the Policyowner will be given the option of transferring the Policy Value of the Subaccount in which the substitution is to occur to another Subaccount.


CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------
    Charges are deducted in connection with the Policy to compensate Phoenix for: (1) incurring expenses in distributing the Policy; (2) issuing the Policy;
(3) premium taxes incurred on premiums received; (4) providing the insurance benefits set forth in the Policy; and (5) assuming certain risks in connection with the Policy. The combined amount of items (1), (2), and (3) is referred to as the Acquisition Expense (or the Acquisition Expense Allowance). The nature and amount of these charges are described more fully below.

MONTHLY DEDUCTION
    GENERAL

    A charge is deducted monthly from the Policy Value under a Policy ("monthly deduction") during the first ten Policy Years, to repay the Acquisition Expense Allowance (as described below). A charge also is deducted monthly to compensate Phoenix for the cost of insurance. The monthly deduction is deducted on each Monthly Calculation Day. It is allocated among the Subaccounts of the VUL Account and the GIA based on the allocation schedule for monthly deductions specified by the applicant in the application for a Policy or as later changed by the Policyowner. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself may vary in amount from month to month.

    ACQUISITION EXPENSE (ACQUISITION EXPENSE ALLOWANCE)
    The Acquisition Expense Allowance equals the sales charge, issue administration charge and premium taxes deducted from the Issue Premium and recredited by Phoenix as part of the allocation of the Issue Premium to the Policy Value on the Date of Issue. A monthly pro rata share of the allowance is repaid to Phoenix as part of the monthly deduction during the first 10 Policy Years. Any unpaid balance is fully repaid to Phoenix upon Policy lapse or full surrender.


    The Acquisition Expense Allowance consists of the following elements:


    1. SALES CHARGE. A sales charge of 5.5% of the Issue Premium paid is assessed to compensate Phoenix for distribution expenses incurred in connection with the Policy. These expenses include agent sales commissions, the cost of printing prospectuses and sales literature, and any advertising costs. The sales charge in any Policy is not necessarily related to actual distribution expenses incurred in the year the Policy is issued.

    2. ISSUE ADMINISTRATION CHARGE. A cost-based issue administration charge of 1.0% of the Issue Premium paid is assessed to compensate Phoenix for underwriting and start-up expenses in connection with issuing a Policy.

    3. PREMIUM TAXES. Various states and subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from state to state. The assessment made for each premium paid is based on the state where the Policyowner resides according to Phoenix's records at the time of the payment. The assessment represents an amount Phoenix considers necessary to pay all premium taxes imposed by such states and any subdivisions thereof. Currently, the taxes imposed by states on premiums range from 0.75% to 4% of premiums paid. Moreover, certain municipalities in Louisiana, Kentucky and South Carolina also impose taxes on premiums paid, in addition to the state taxes imposed by these states.


    By deducting these charges in monthly installments instead of deducting them all at once from the Issue Premium, more funds are available for investment during the first ten Policy Years. As a result, if the net investment factor is positive, the Policyowner will enjoy greater increases in Cash Value, but if the net investment factor is negative, the Policyowner will experience greater decreases in Cash Value.


    Additional premiums are not subject to an Acquisition Expense Allowance (a sales or issue administration charge). However, prior to allocation of Additional Net Premiums among the Subaccounts of the VUL Account or the GIA, additional premiums paid will be reduced by the premium tax charge and, for additional premiums paid during a grace period, by the amount needed to cover any monthly deductions made during the grace period.

    Phoenix may reduce the sales charge or issue administration charge component of the Acquisition Expense Allowance for Policies issued under group or sponsored arrangements. Generally, sales and administrative costs per Policy vary with the size of the group or sponsored arrangement, its stability as indicated by its term of existence and certain characteristics of its members, the purposes for which the Policies are purchased and other factors. The amounts of any reductions will be considered on a case-by-case basis and will reflect the reduced sales or administration costs expected as a result of sales to a particular group or sponsored arrangement.


COST OF INSURANCE
    Because the cost of insurance depends upon a number of variables, this charge can vary from month to month. The cost of insurance charge is equal to the applicable cost of insurance rate divided by 1,000 multiplied by the "net amount at risk" for each Policy Month. The net amount at risk for a Policy Month is (a) the death benefit on the Monthly Calculation Day, less (b) the Cash Value on such day.


    Cost of insurance rates are based on the sex (in most states), attained age and risk class of the Insured. The actual monthly cost of insurance rates are based on Phoenix's expectations of future experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Table with appropriate adjustment for the Insured's risk classification. Any change in the cost of insurance rates will apply to all persons of the same insurance age, sex and risk class whose Policies have been in force for the same length of time.

    The risk class of an Insured may affect the cost of insurance rate. Phoenix currently places Insureds into a standard risk class or risk classes involving a higher mortality risk. In an otherwise identical Policy, Insureds in the standard risk class will have a lower cost of insurance than those in the risk class with the higher mortality risk. The standard risk class also is divided into two categories: smokers and non-smokers. Non-smoking Insureds will generally incur a lower cost of insurance than similarly situated Insureds who smoke.


MORTALITY AND EXPENSE RISK CHARGE

    Phoenix will deduct a daily charge from the VUL Account at an annual rate of 0.50% of the average daily net assets of the VUL Account to compensate for certain risks assumed in connection with the Policy. This charge is not deducted from the GIA.

    The mortality risk assumed by Phoenix is that Insureds may live for a shorter time than projected because of inaccuracies in that projecting process and, accordingly, that an aggregate amount of death benefits greater than that projected will be payable.

    The expense risk assumed is that expenses incurred in issuing the Policies may exceed the limits on administrative charges set in the Policies. If the expenses do not increase to an amount in excess of the limits, Phoenix may profit from this charge. Phoenix also assumes risks with respect to other contingencies including the incidence of Policy loans, which may cause Phoenix to incur greater costs than anticipated when it designed the Policies. To the extent Phoenix profits from this charge, it may use those profits for any proper purpose, including the payment of sales expenses or any other expenses that may exceed income in a given year.


INVESTMENT MANAGEMENT CHARGE
    As compensation for investment management services to the Funds, the Advisers are entitled to fees, payable monthly and based on an annual percentage of the average aggregate daily net asset values of each Series as summarized in the table below:

                        PHOENIX INVESTMENT COUNSEL, INC.
                        --------------------------------


                                                       RATE FOR
                     RATE FOR FIRST  RATE FOR NEXT   EXCESS OVER
SERIES               $250,000,000    $250,000,000   $500,000,000
------               ------------    ------------   ------------
Money Market .......     .40%            .35%           .30%
Multi-Sector .......     .50%            .45%           .40%
Balanced ...........     .55%            .50%           .45%
Allocation .........     .60%            .55%           .50%
Growth .............     .70%            .65%           .60%
International ......     .75%            .70%           .65%
Theme ..............     .75%            .70%           .65%


                  PHOENIX-ABERDEEN INTERNATIONAL ADVISORS, LLC
                  --------------------------------------------

SERIES
------
Asia ...............    1.00%



                         PHOENIX REALTY SECURITIES, INC.
                         -------------------------------

                                                         RATE FOR
                      RATE FOR FIRST   RATE FOR NEXT   EXCESS OVER
SERIES                $1,000,000,000  $1,000,000,000  $2,000,000,000
------                --------------  --------------  --------------
Real Estate ........       .75%            .70%            .65%


                          WANGER ASSET MANAGEMENT, L.P.
                          -----------------------------

                                                      RATE FOR
                     RATE FOR FIRST  RATE FOR NEXT   EXCESS OVER
SERIES                $100,000,000   $150,000,000   $250,000,000
------                ------------   ------------   ------------
U.S. Small Cap......      1.00%          .95%           .90%
International Small                     1.20%          1.10%
Cap.................      1.30%


    Each Series pays a portion or all of its total operating expenses other than the management fee. The Growth, Multi-Sector, Allocation, Money Market and Balanced Series will pay up to .15%; the Real Estate, Theme and Asia Series will pay up to .25%; the International Series will pay up to .40%; the U.S. Small
Cap Series will pay up to .50%; and the International Small Cap Series will pay up to .60% of its total net assets.


OTHER CHARGES
    PARTIAL SURRENDER FEE

    A fee equal to the lesser of $25 or 2% of the partial surrender amount paid is deducted from the Policy Value upon a partial surrender of the Policy. A fraction of the balance of any unpaid Acquisition Expense also is deducted from the Policy Value upon a partial surrender. The fraction is equal to the result of dividing the partial surrender amount paid plus the partial surrender fee by the Cash Value (determined without regard to the partial surrender).


    TAXES

    Currently no charge is made to the VUL Account for federal income taxes that may be attributable to the VUL Account. Phoenix may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the VUL Account also may be made. See "Charges and Deductions--Other Charges."



GENERAL PROVISIONS
--------------------------------------------------------------------------------

POSTPONEMENT OF PAYMENTS
    GENERAL

    Payment of any amount upon complete or partial surrender, Policy loan, or benefits payable at death or maturity may be postponed: (i) for up to six months from the date of the request, for any transactions dependent upon the value of the GIA; (ii) whenever the New York Stock Exchange is closed other than for customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission; or (iii) whenever an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the VUL Account's net assets. Transfers also may be postponed under these circumstances.


    PAYMENT BY CHECK
    Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Policyowner's bank.

THE CONTRACT

    The Policy and attached copy of the application are the entire contract. Only statements in the application can be used to void the Policy. The statements are considered representations and not warranties. Only an executive officer of Phoenix can agree to change or waive any provisions of the Policy.


SUICIDE

    If the Insured commits suicide within two years after the Policy's Date of Issue, Phoenix will pay only the Cash Value, plus the Acquisition Expense, plus any mortality and expense risk charges, monthly deductions and investment management charges, less any outstanding indebtedness.


INCONTESTABILITY

    Phoenix cannot contest this Policy or any attached rider after it has been in force during the lifetime of the Insured for two years from its effective date.


CHANGE OF OWNER OR BENEFICIARY
    The beneficiary, as named in the Policy application or subsequently changed, will receive the Policy benefits at the Insured's death. If the named beneficiary dies before the Insured, the contingent beneficiary, if named, becomes the beneficiary. If no beneficiary survives the Policyowner, the benefits payable at the Insured's death will be paid to the Policyowner's estate.


    As long as the Policy is in force, the Policyowner may be changed by Written Request, satisfactory to Phoenix, and the beneficiary may be changed by written notice. A change in beneficiary will take effect as of the date the notice is signed, whether or not the Insured is living when the notice is received by Phoenix. Phoenix will not, however, be liable for any payment made or action taken before receipt of the notice.

ASSIGNMENT

    The Policy may be assigned. Phoenix will not be bound by the assignment until a written copy has been received and will not be liable with respect to any payment made prior to receipt. Phoenix assumes no responsibility for determining whether an assignment is valid.


MISSTATEMENT OF AGE OR SEX
    If the age or sex of the Insured has been misstated, the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the correct age and sex.

SURPLUS

    Policyowners may share in divisible surplus of Phoenix to the extent determined annually by the Phoenix Board of Directors. However, it is not currently anticipated that the Board will authorize these payments because Policyowners will be participating directly in investment results.



PAYMENT OF PROCEEDS
--------------------------------------------------------------------------------

SURRENDER AND DEATH BENEFIT PROCEEDS

    Proceeds of full or partial surrenders and the death benefit proceeds usually will be paid in one lump sum within seven days after Phoenix receives the request for surrender and due proof of death, unless another payment option has been elected. Payment of the death benefit proceeds, however, may be delayed if the claim for payment of the death benefit proceeds needs to be investigated; e.g., to ensure payment of the proper amount to the proper payee. Any such delay will not be beyond that reasonably necessary to investigate such claims consistent with insurance practices customary in the life insurance industry.

    While the Insured is living, the Policyowner may elect a payment option for payment of the death benefit proceeds to the beneficiary. The Policyowner may revoke or change a prior election, unless such right has been waived. The beneficiary may make or change an election prior to payment of the death benefit proceeds, unless the Policyowner has made an election which does not permit such further election or changes by the beneficiary.

    A written form satisfactory to Phoenix is required to elect, change, or revoke a payment option.

    The minimum amount of surrender or death benefit proceeds that may be applied under any option is $1,000.

    If the Policy is assigned as collateral security, Phoenix will pay any amount due the assignee in one lump sum. Any remaining proceeds will remain under the option elected.


PAYMENT OPTIONS

    All or part of the surrender or death benefit proceeds of a Policy may be applied under one or more of the following payment options (except for Option 7 which is not available for death benefit proceeds), or such other payment options as Phoenix may choose to make available in the future.


    OPTION 1--LUMP SUM. Payment in one lump sum.


    OPTION 2--LEFT TO EARN INTEREST. A payment of interest during the payee's lifetime on the amount payable as a principal sum. Interest rates are guaranteed to be at least 3% per year. Upon death of the payee, payment of the principal amount along with any accrued and unpaid interest.

    OPTION 3--PAYMENT FOR A SPECIFIC PERIOD. Equal income installments are paid for a specified period of years. The first payment will be on the date of settlement. The assumed interest rate on the unpaid balance is guaranteed not to be less than 3% per year. Upon death of the named payee, the remaining payments will continue to the contingent beneficiary as designated in the written form electing the options.

    OPTION 4--LIFE ANNUITY WITH SPECIFIED PERIOD CERTAIN. Equal installments are paid until the later of: (A) the death of the payee; (B) the end of the period certain. The first payment will be on the date of settlement. The period certain must be chosen at the time this option is elected. The periods certain that may be chosen are as follows: (A) Ten years; (B) Twenty years; (C) Until the installments paid refund the amount applied under this option; and if the payee is not living when the final payment falls due, that payment will be limited to the amount which needs to be added to the payments already made to equal the amount applied under this option. If, for the age of the payee, a period certain is chosen that is shorter than another period certain paying the same installment amount, Phoenix will deem the longer period certain as having been elected.

    OPTION 5--LIFE ANNUITY. Equal installments are paid only during the lifetime of the payee. The first payment will be on the date of settlement. Under this option, the payee may receive only one payment, if the payee dies before the due date for the second payment; only two payments, if the payee dies before the due date for the third payment, etc.

    OPTION 6--PAYMENTS OF A SPECIFIED AMOUNT. Equal installments of a specified amount, out of the principal sum and interest on that sum, are paid until the principal sum remaining is less than the amount of the installment. When that happens, the principal sum remaining with accrued interest will be paid as a final payment. The first payment will be on the date of settlement. The payments will include interest on the principal sum remaining at a rate guaranteed to be at least equal 3% per year. If the amount of interest credited at the end of the year exceeds the income payments made in the last 12 months, that excess will be paid in one sum on the date credited.

    OPTION 7--JOINT SURVIVORSHIP ANNUITY WITH 10 YEAR PERIOD CERTAIN. This payment option is not available for death proceeds. This option is available only if the Policy is surrendered within 6 months of the Policy anniversary nearest the Insured's 55th, 60th or 65th birthday. The first payment will be on the date of settlement. Equal income installments are paid until the latest of:
(A) the end of the 10-year period certain; (B) the death of the Insured; (C) the death of the other named annuitant. The other annuitant must be named at the time this option is elected and cannot later be changed. The other annuitant must have an attained age of at least 40.


    For additional information concerning the above payment options, see the Policy.

FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

INTRODUCTION

    The ultimate effect of federal income taxes on values under the VUL
Account and on the economic benefit to the Policyowner or beneficiary depends on Phoenix's tax status and upon the tax status of the individual concerned. The discussion contained herein is general in nature and is not intended as tax advice. For complete information on federal and state tax considerations, a qualified tax adviser should be consulted. No attempt is made to consider any estate and inheritance taxes, or any state, local or other tax laws. Because the discussion herein is based upon Phoenix's understanding of federal income tax laws as they are currently interpreted, Phoenix cannot guarantee the tax status of any Policy. No representation is made regarding the likelihood of continuation of current federal income tax laws, Treasury regulations, or of the current interpretations by the Internal Revenue Service. Phoenix reserves the right to make changes to the Policy in order to assure that it will continue to qualify as a life insurance policy for federal income tax purposes.

PHOENIX'S TAX STATUS
    Phoenix is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). For federal income tax purposes, neither the VUL Account nor the GIA is a separate entity from Phoenix and its operations form a part of Phoenix.

    Investment income and realized capital gains on the assets of the VUL Account are reinvested and taken into account in determining the Cash Value of the VUL Account. Investment income of the VUL Account, including realized net capital gains, is not taxed to Phoenix. Due to Phoenix's tax status under current provisions of the Code, no charge currently will be made to the VUL Account for Phoenix's federal income taxes which may be attributable to the VUL Account. Phoenix reserves the right to make a deduction for taxes if the federal tax treatment of Phoenix is determined to be other than what Phoenix currently believes it to be, if changes are made affecting the tax treatment to Phoenix of variable life insurance contracts, or if changes occur in Phoenix's tax status. If imposed, such charge would be equal to the federal income taxes attributable to the investment results of the VUL Account.


POLICY BENEFITS
    The Policy, which is essentially a single premium policy, is a "modified endowment contract" within the meaning of the Code.

    GENERAL

    Pursuant to Code Section 72(e), loans and other amounts received under "modified endowment contracts" will, in general, be taxed to the extent of accumulated income (generally, the excess of Cash Value over premiums paid). Policies are "modified endowment contracts" if they meet the definition of life insurance, but fail the "7-pay test." This test essentially provides that the cumulative amount paid under the Policy at any time during the Policy's first seven years cannot exceed the sum of the net level premiums that would have been paid on or before that time had the Policy provided for paid-up future benefits after the payment of seven level annual premiums.

    In addition, a modified endowment contract includes any life insurance contract that is received in exchange for a modified endowment contract. Premiums paid during a Policy Year that are returned by Phoenix (with interest) within 60 days after the end of the Policy Year will not cause the Policy to fail the 7-pay test.


    Classification of the Policy as a modified endowment contract does not affect the exclusion of death benefit proceeds under the Policy from the gross income of the beneficiary under Code Section 101(a)(1) and also does not cause the Policyowner to be deemed to be in constructive receipt of the Cash Value, including increments or "inside build-up" thereon. As such, the death benefit proceeds thereunder should be excludable from the gross income of the beneficiary under Code Section 101(a)(1). Also, the Policyowner should not be deemed to be in constructive receipt of the Cash Value, including increments thereon. See, however, the sections below on possible taxation of amounts actually received under the Policy, via full surrender, partial surrender or loan.

    REDUCTION IN BENEFITS DURING THE FIRST 7 YEARS

    If there is a reduction in benefits during the first seven Policy Years, the premiums are redetermined for purposes of the 7-pay test as if the Policy had originally been issued at the reduced death benefit level and the new limitation is applied to the cumulative amount paid for each of the first seven Policy Years.


    DISTRIBUTION AFFECTED

    If a Policy fails to meet the 7-pay test, it is considered a modified endowment contract only as to distributions in the year in which the death benefit reduction takes effect and all subsequent Policy Years. However, distributions made in anticipation of such failure (there is a presumption that distributions made within two years prior to such failure were "made in anticipation") also are considered distributions under a modified endowment contract. If the Policy satisfies the "7-pay test," for seven years, distributions and loans will generally not be subject to the modified endowment contract rules.


    FULL SURRENDER

    Upon full surrender of a Policy for its Cash Value, the excess, if any, of the Cash Value (unreduced by any outstanding indebtedness) over the premiums paid will be treated as ordinary income for federal income tax purposes. The full surrender of a Policy may result in the imposition of an additional 10% tax on any income received.


    PARTIAL SURRENDERS

    Since the Policy is a "modified endowment contract" under Section 7702A of the Code, partial surrenders will be fully taxable to the extent of income in the Policy and will possibly be subject to an additional 10% tax. Phoenix suggests that you consult with your tax adviser in advance of a partial surrender concerning the tax implications of a partial surrender to you.


    LOANS

    Phoenix believes that any loan received under a Policy will be treated as indebtedness of the Policyowner. Since the Policy is a "modified endowment contract," however, loans are fully taxable to the extent of income in the Policy and possibly will be subject to an additional 10% tax.


    Under the "personal" interest limitation provisions of the Code, interest on Policy loans used for personal purposes is not tax deductible. However, other rules will apply to allow all or part of the interest expense as a deduction if the loan proceeds are used for "trade or business" or "investment" purposes. See your tax adviser for further guidance.

BUSINESS-OWNED POLICIES
    If the Policy is owned by a business or a corporation, the Code may impose additional restrictions. The Code limits the interest deduction on business-owned Policy loans and may impose a tax upon the inside build-up of corporate-owned life insurance policies through the corporate alternative minimum tax.

PENALTY TAX

    Any amounts taxable under the modified endowment contract rule will be subject to an additional 10% excise tax, with certain exceptions. This additional tax will not apply in the case of distributions: (i) made on or after the taxpayer attains age 59 1/2; (ii) which are attributable to the taxpayer's disability (within the meaning of Code Section 72(m)(7)); or (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his beneficiary.


MATERIAL CHANGE RULES
    Any determination of whether the Policy meets the "7-pay test" will begin again any time the Policy undergoes a "material change," which includes any increase in death benefits or any increase in or addition of a qualified additional benefit, with the following two exceptions. First, if an increase is attributable to premiums paid "necessary to fund" the lowest death benefit and qualified additional benefits payable in the first 7 Policy Years or to the crediting of interest or dividends with respect to these premiums, the "increase" does not constitute a material change. Second, to the extent provided in regulations, if the death benefit or qualified additional benefit increases as a result of a cost-of-living adjustment based on an established broad-based index specified in the Policy, this does not constitute a material change if (1) the cost-of-living determination period does not exceed the remaining premium payment period under the Policy, and (2) the cost-of-living increase is funded ratably over the remaining premium payment period of the Policy. A reduction in death benefits is not considered a material change unless accompanied by a reduction in premium payments.


    A material change may occur at any time during the life of the Policy (within the first seven years or thereafter), and future taxation of distributions or loans would depend upon whether the policy satisfied the applicable "7-pay test" from the time of the material change. An exchange of policies is considered to be a material change for all purposes.


SERIAL PURCHASE OF MODIFIED ENDOWMENT CONTRACTS
    All modified endowment contracts issued by the same insurer (or affiliated companies of the insurer) to the same Policyowner within the same calendar year will be treated as one modified endowment contract in determining the taxable portion of any loans or distributions made to the Policyowner. The Treasury has been given specific legislative authority to issue regulations to prevent the avoidance of the new distribution rules for modified endowment contracts. A qualified tax adviser should be consulted about the tax consequences of the purchase of more than one modified endowment contract within any calendar year.

LIMITATIONS ON UNREASONABLE MORTALITY AND EXPENSE CHARGES

    The Code imposes limitations on unreasonable mortality and expense charges for purposes of ensuring that a Policy qualifies as a life insurance policy for federal income tax purposes. The mortality charges taken into account to calculate permissible premium levels may not exceed those charges required to be used in determining the federal income tax reserve for the Policy, unless Treasury regulations prescribe a higher level of charge.

    In addition, the expense charges taken into account under the guideline premium test are required to be reasonable, as defined by the Treasury Regulations. Phoenix intends to comply with these limitations in calculating the premium it is permitted to receive from the Policyowner.


QUALIFIED PLANS
    A Policy may be used in conjunction with certain qualified plans. Since the rules governing such use are complex, a purchaser should not use the Policy in conjunction with a qualified plan until he has consulted a competent pension consultant or tax adviser.

DIVERSIFICATION STANDARDS

    To comply with the diversification regulations under Code Section 817(h) ("Diversification Regulations"), each Series of the Funds is required to diversify its investments. The Diversification Regulations generally require that on the last day of each quarter of a calendar year no more than 55% of the value of the Funds' assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. A "look through" rule applies to treat a pro rata portion of each asset of the Funds as an asset of the VUL Account; therefore, each Series of the Funds will be tested for compliance with the percentage limitations. For purposes of these diversification rules, all securities of the same issuer are treated as a single investment, but each United States Government agency or instrumentality is treated as a separate issuer.

    The general diversification requirements are modified if any of the assets of the VUL Account are direct obligations of the United States Treasury. In this case, there is no limit on the investment that may be made in United States Treasury securities, and for purposes of determining whether assets other than United States Treasury securities are adequately diversified, the generally applicable percentage limitations are increased based on the value of the VUL Account's investment in United States Treasury securities. Notwithstanding this modification of the general diversification requirements, the portfolios of the Fund will be structured to comply with the general diversification standards because they serve as an investment vehicle for certain variable annuity contracts which must comply with these standards.


    In connection with the issuance of the Diversification Regulations, the Treasury announced that such regulations do not provide guidance concerning the extent to which policyowners may direct their investments to particular divisions of a separate account. It is possible that a revenue ruling or other form of administrative pronouncement in this regard may be issued in the near future. It is not clear, at this time, what such a revenue ruling or other pronouncement will provide.

It is possible that the Policy may need to be modified to comply with such future Treasury pronouncements. For these reasons, Phoenix reserves the right to modify the Policy, as necessary, to prevent the Policyowner from being considered the owner of the assets of the VUL Account.

    Phoenix intends to comply with the Diversification Regulations, to assure that the Policies continue to qualify as life insurance policies for federal income tax purposes.


CHANGE OF OWNERSHIP OR INSURED OR ASSIGNMENT

    Changing the Policyowner or the Insured or an exchange or assignment of the Policy may have tax consequences depending on the circumstances. Code Section 1035 provides that a life insurance contract can be exchanged for another life insurance contract, without recognition of gain or loss, assuming that no money or other property is received in the exchange, and that the policies relate to the same insured. If the surrendered policy is subject to a policy loan, this may be treated as the receipt of money on the exchange. Phoenix recommends that any person contemplating one or more of these actions seek the advice of a qualified tax consultant.


OTHER TAXES

    Federal estate tax, state and local estate, inheritance and other tax consequences of ownership, or receipt of Policy proceeds depend on the circumstances of each Policyowner or beneficiary. Phoenix does not make any representations or guarantees regarding the tax consequences of any Policy with respect to these types of taxes.



VOTING RIGHTS
--------------------------------------------------------------------------------

THE FUNDS

    Phoenix will vote the Fund shares held by the Subaccounts of the VUL
Account at any regular and special meetings of shareholders of the Fund, a Massachusetts business trust. To the extent required by law, such voting will be in accordance with instructions received from the Policyowner. However, if the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result Phoenix determines that it is permitted to vote the Fund shares at its own discretion, it may elect to do so.

    The number of votes that a Policyowner has the right to cast will be determined by applying the Policyowner's percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.

    Fund shares held in a Subaccount for which no timely instructions are received, and Fund shares which are not otherwise attributable to Policyowners, will be voted by Phoenix in proportion to the voting instructions that are received with respect to all Policies participating in that Subaccount. Voting instructions to abstain on any item to be voted upon will be applied to reduce the votes eligible to be cast by Phoenix.


    Each Policyowner will receive proxy materials, reports, and other materials relating to the Fund.


    Phoenix may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of one or more of the Series of the Funds or to approve or disapprove an investment advisory contract for the Funds. In addition, Phoenix itself may disregard voting instructions in favor of changes initiated by a Policyowner in the investment policies or the investment adviser of the Fund if Phoenix reasonably disapproves such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or Phoenix determined that the change would have an adverse effect on the General Account because the proposed investment policy for a portfolio may result in overly speculative or unsound investments. In the event Phoenix does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next periodic report to Policyowners.

PHOENIX
    A Policyowner (or the payee entitled to payment under a payment option if a different person) will have the right to vote at annual meetings of all Phoenix Policyholders for the election of members of the Board of Directors of Phoenix and on other corporate matters, if any, where a Policyholder's vote is taken. At meetings of all of the Phoenix policyholders, a Policyholder (or payee) may cast only one vote as the holder of a Policy, irrespective of Policy value or the number of the Policies held.



THE DIRECTORS AND EXECUTIVE OFFICERS OF PHOENIX
--------------------------------------------------------------------------------


    Phoenix is managed by its Board of Directors, the members of which are elected by its Policyholders, including Owners of the Policies. See "Voting Rights."

    The following are the Directors and Executive Officers of Phoenix:


 DIRECTORS                   PRINCIPAL OCCUPATION

Sal H. Alfiero               Chairman and Chief Executive
                             Officer, Mark IV Industries, Inc.
                             Amherst, New York

J. Carter Bacot              Chairman and Chief Executive
                             Officer, The Bank of New York
                             New York, New York

Carol H. Baldi               President, Carol H. Baldi, Inc.
                             New York, New York


Peter C. Browning            President and Chief Operating
                             Officer, Sunoco Products Company
                             Hartsville, South Carolina; formerly
                             Chairman, President and Chief
                             Executive Officer, Aancor Holland,
                             Inc. and National Gypsum Company

Arthur P. Byrne              Group Executive, Danaher
                             Corporation
                             West Hartford, Connecticut

Richard N. Cooper            Chairman, National Intelligence
                             Council, Central Intelligence Agency
                             McLean, Virginia; formerly
                             Professor of International
                             Economics, Harvard University

Gordon J. Davis, Esq.        Partner, LeBoeuf, Lamb, Greene &
                             MacRae; formerly Partner, Lord Day
                             & Lord, Barret Smith
                             New York, New York

Robert W. Fiondella          Chairman of the Board, President
                             and Chief Executive Officer, Phoenix
                             Home Life Mutual Insurance
                             Company
                             Hartford, Connecticut

Jerry J. Jasinowski          President, National Association of
                             Manufacturers
                             Washington, D.C.

John W. Johnstone            Chairman, President and Chief
                             Executive Officer, Olin Corporation
                             Norwalk, Connecticut


Marilyn E. LaMarche          Limited Managing Director, Lazard
                             Freres & Company
                             New York, New York


Philip R. McLoughlin         Executive Vice President and Chief
                             Investment Officer, Phoenix Home
                             Life Mutual Insurance Company
                             Hartford, Connecticut


Indra K. Nooyi               Senior Vice President,
                             PepsiCo, Inc.
                             Purchase, New York


Charles J. Paydos            Executive Vice President, Phoenix
                             Home Life Mutual Insurance
                             Company
                             Hartford, Connecticut

Herbert Roth, Jr.            Former Chairman, LFE Corporation
                             Clinton, Massachusetts

Robert F. Vizza              President and Chief Executive
                             Officer, St. Francis Hospital
                             Roslyn, New York


Robert G. Wilson             Chairman and President, Ziani
                             International Capital, Inc., Miami,
                             Florida; formerly Vice Chairman,
                             Carter Kaplan & Company,
                             Richmond, Virginia and Chairman
                             and Chief Executive Officer, Ecologic
                             Waste Services, Inc., Miami, Florida


 EXECUTIVE OFFICERS          PRINCIPAL OCCUPATION

Robert W. Fiondella          Chairman of the Board, President
                             and Chief Executive Officer

Richard H. Booth             Executive Vice President, Strategic
                             Development; formerly President,
                             Traveler's Insurance Company

Philip R. McLoughlin         Executive Vice President and Chief
                             Investment Officer

Charles J. Paydos            Executive Vice President

David W. Searfoss            Executive Vice President and Chief
                             Financial Officer

Dona D. Young                Executive Vice President, Individual
                             Insurance and General Counsel

Kelly J. Carlson             Senior Vice President, Career
                             Organization

Carl T. Chadburn             Senior Vice President

Robert G. Chipkin            Senior Vice President and Corporate
                             Actuary

Randall C. Giangiulio        Senior Vice President, Group Sales

Joan E. Herman               Senior Vice President

Edward P. Hourihan           Senior Vice President, Information
                             Systems

Joseph E. Kelleher           Senior Vice President


Robert G. Lautensack, Jr.    Senior Vice President


Scott C. Noble               Senior Vice President, Real Estate


Robert E. Primmer            Senior Vice President, Brokerage
                             and PPGA


Frederick W. Sawyer, III     Senior Vice President

Richard C. Shaw              Senior Vice President, International
                             and Corporate Development

Simon Y. Tan                 Senior Vice President, Individual
                             Market Development

Anthony J. Zeppetella        Senior Vice President


    The above positions reflect the last held position in the organization during the past five years.


SAFEKEEPING OF THE VUL ACCOUNT'S ASSETS
--------------------------------------------------------------------------------

    The assets of the VUL Account are held by Phoenix. The assets of the VUL Account are kept physically segregated and held separate and apart from the general account of Phoenix. Phoenix maintains records of all purchases and redemptions of shares of the Fund.



SALES OF POLICIES
--------------------------------------------------------------------------------


    Policies may be purchased from registered representatives of W.S. Griffith & Co., Inc. ("W. S. Griffith") a corporation formed under the of the state of New York on August 7, 1970, licensed to sell

Phoenix insurance policies as well as policies, annuity contracts and funds of companies affiliated with Phoenix. W. S. Griffith, an indirect subsidiary of Phoenix, is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. PEPCO serves as national distributor of the policies. PEPCO is an indirect subsidiary of Phoenix Duff & Phelps Corporation. Phoenix owns a majority interest in Phoenix Duff & Phelps Corporation. Policies also may be purchased from other broker-dealers registered under the Securities Exchange Act of 1934 whose representatives are authorized by applicable law to sell Policies under terms of agreement provided by PEPCO. Sales commissions will be paid to registered representatives on purchase payments received by Phoenix under these Policies. Total sales commission of a maximum of six percent of premiums will be made by Phoenix to PEPCO. To the extent that the sales charge under the Policies is less than the sales commissions paid with respect to the Policies, Phoenix will pay the short fall from its general account assets, which will include any profits it may derive under the Policies.

    Phoenix through PEPCO will sponsor sales contests, training and educational meetings and provide to all qualifying dealers, from its own profits and resources, additional compensation in the form of trips, merchandise or expense reimbursement. Brokers and dealers other than PEPCO also may make customary additional charges for their services in effecting purchases, if they notify the Funds of their intention to do so.



STATE REGULATION
--------------------------------------------------------------------------------


    Phoenix is subject to the provisions of the New York insurance laws applicable to mutual life insurance companies and to regulation and supervision by the New York Superintendent of Insurance. Phoenix also is subject to the applicable insurance laws of all the other states and jurisdictions in which it does an insurance business.

    State regulation of Phoenix includes certain limitations on the investments which it may make, including investments for the Account. It does not include, however, any supervision over the investment policies of the Account.



REPORTS
--------------------------------------------------------------------------------

    All Policyowners will be furnished with those reports required by the Investment Company Act of 1940 and regulations promulgated thereunder, or under any other applicable law or regulation.


LEGAL PROCEEDINGS
--------------------------------------------------------------------------------


    The VUL Account is not engaged in any litigation. Phoenix is not involved in any litigation that would have a material adverse effect on the ability of Phoenix to meet its obligations under the Policies.



LEGAL MATTERS
--------------------------------------------------------------------------------


    The organization of Phoenix, its authority to issue variable life insurance Policies, and the validity of the Policy have been passed upon by Richard J. Wirth, Counsel, Phoenix. Legal matters relating to the federal securities and income tax laws have been passed upon for Phoenix by Jorden Burt Berenson & Johnson LLP.



REGISTRATION STATEMENT
--------------------------------------------------------------------------------


    A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the securities offered hereby. This Prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the VUL Account, Phoenix and the Policy. Statements contained in this Prospectus as to the content of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.



FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


    The consolidated financial statements of Phoenix as contained herein should be considered only as bearing upon Phoenix's ability to meet its obligations under the Policy, and they should not be considered as bearing on the investment performance of the VUL Account. The financial statements of the VUL Account are for the Subaccounts available as of the period ended December 31, 1996.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 1996 AND 1995

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
TABLE OF CONTENTS
--------------------------------------------------------------------------------



Report of Independent Accountants  .........................................24

Consolidated Balance Sheets at December 31, 1996 and 1995 ..................25

Consolidated Statements of Income for the Years Ended
  December 31, 1996, 1995 and 1994 .........................................26

Consolidated Statements of Equity for the Years Ended
  December 31, 1996, 1995 and 1994 .........................................27

Consolidated Statements of Cash Flows for the Years Ended
 December 31, 1996, 1995 and 1994 ..........................................28

Notes to Consolidated Financial Statements ..............................29-56

                               One Financial Plaza      Telephone 860 240 2000
                               Hartford, CT 06103

[logo]Price Waterhouse LLP                                            [logo]



                                    REPORT OF INDEPENDENT ACCOUNTANTS

February 12, 1997

To the Board of Directors
and Policyholders of
Phoenix Home Life Mutual Insurance Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, of equity and of cash flows present fairly, in all material respects, the financial position of Phoenix Home Life Mutual Insurance Company and its subsidiaries at December 31, 1996 and 1995, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP

     THIS NEW YORK STATE INSURANCE DEPARTMENT RECOGNIZES ONLY STATUTORY ACCOUNTING PRACTICES FOR DETERMINING AND REPORTING THE FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF AN INSURANCE COMPANY, FOR DETERMINING ITS SOLVENCY UNDER NEW YORK INSURANCE LAW, AND FOR DETERMINING WHETHER ITS FINANCIAL CONDITION WARRANTS THE PAYMENT OF A DIVIDEND TO ITS POLICYHOLDERS. NO CONSIDERATION IS GIVEN BY THE DEPARTMENT TO FINANCIAL STATEMENTS PREPARED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES IN MAKING SUCH DETERMINATIONS.

 PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
 CONSOLIDATED BALANCE SHEETS
--------------------------------------------------------------------------------

                                                           DECEMBER 31,
                                                     1996                1995
                                                          (IN THOUSANDS)
ASSETS
Investments:
Fixed maturities:
  Held-to-maturity, at amortized cost      $      1,555,685    $      1,334,447
  Available-for-sale, at fair value               4,895,393           4,425,678
Equity securities, at fair value                    235,351             254,278
Mortgage loans                                      947,076             897,192
Real estate                                         410,945             418,328
Policy loans                                      1,667,784           1,617,872
Other invested assets                               182,372             144,778
Short-term investments                              164,967             275,517
                                            ----------------    ----------------
Total investments                                10,059,573           9,368,090

Cash and cash equivalents                           172,895             127,104
Accrued investment income                           135,475             128,139
Deferred policy acquisition costs                   926,274             816,128
Premiums, accounts and notes receivable              79,354              64,880
Reinsurance recoverables                             46,251              48,490
Property and equipment, net                         137,231             134,880
Other assets                                        134,589             130,627
Goodwill and intangibles, net                       313,507             313,069
Separate account assets                           3,447,899           3,306,070
                                            ----------------    ----------------
Total assets                               $     15,453,048    $     14,437,477
                                            ----------------    ----------------

LIABILITIES
Policy liabilities and accruals            $      9,462,039    $      8,974,885
Other liabilities                                   470,595             445,577
Long-term debt                                      490,430             268,337
Current income taxes                                 29,345              42,033
Deferred income taxes                                61,934              34,176
Separate account liabilities                      3,412,152           3,273,056
                                            ----------------    ----------------
Total liabilities                                13,926,495          13,038,064
                                            ================    ================

Contingent liabilities (Note 15)

Minority interest                                   129,084             117,826
                                            ----------------    ----------------

EQUITY
Unrealized investment gains, net                     89,791              75,878
Retained earnings                                 1,307,678           1,205,709
                                            ----------------    ----------------
Total equity                                      1,397,469           1,281,587
                                            ----------------    ----------------

Total liabilities and equity               $     15,453,048    $     14,437,477
                                            ================    ================




        The accompanying notes are an integral part of these statements.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF INCOME
--------------------------------------------------------------------------------



                                                                      YEAR ENDED DECEMBER 31,
                                                            1996               1995               1994
                                                                          (IN THOUSANDS)

REVENUES
Premiums                                             $      1,518,822    $     1,456,875   $      1,396,002
Insurance and investment product fees                         421,058            324,459            286,174
Net investment income                                         689,890            662,468            622,717
Net realized investment gains (losses)                         95,265             74,738               (166)
                                                      ----------------   ----------------   ----------------
 Total revenues                                             2,725,035          2,518,540          2,304,727
                                                      ----------------   ----------------   ----------------

BENEFITS, LOSSES AND EXPENSES
Policy benefits, claims, losses and loss
 adjustment expenses                                        1,529,573          1,471,030          1,412,686
Policyholder dividends                                        311,739            289,469            264,456
Policy acquisition expenses                                   242,363            221,339            237,768
Other operating expenses                                      452,399            419,231            319,090
                                                      ----------------   ----------------   ----------------
  Total benefits, losses and expenses                       2,536,074          2,401,069          2,234,000
                                                      ----------------   ----------------   ----------------

OPERATING INCOME                                              188,961            117,471             70,727

Non-operating income
Gain on merger transactions                                                       40,580
                                                      ----------------   ----------------   ----------------

INCOME BEFORE INCOME TAXES AND MINORITY
  INTEREST                                                    188,961            158,051             70,727

Income taxes                                                   79,331             43,352             40,062
                                                      ----------------   ----------------   ----------------

INCOME BEFORE MINORITY INTEREST                               109,630            114,699             30,665

Minority interest                                             (8,902)              (950)                 13
                                                      ----------------   ----------------   ----------------

NET INCOME                                           $        100,728    $       113,749   $         30,678
                                                      ================    ===============   ================


        The accompanying notes are an integral part of these statements.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF EQUITY
--------------------------------------------------------------------------------

                                                 NET UNREALIZED
                                    RETAINED       INVESTMENT
                                    EARNINGS     GAINS (LOSSES)        TOTAL
                                                 (IN THOUSANDS)


Balance at December 31, 1993     $  1,065,115    $     48,288     $   1,113,403
  Net income                           30,678                            30,678
  Net unrealized loss                                 (75,761)          (75,761)
                                  ------------    -------------    -------------

Balance at December 31, 1994        1,095,793          (27,473)       1,068,320
  Net income                          113,749                           113,749
  Net unrealized gain                                  103,351          103,351
  Minimum pension liability            (3,833)                           (3,833)
                                  ------------    -------------    -------------

Balance at December 31, 1995        1,205,709           75,878        1,281,587
  Net income                          100,728                           100,728
  Net unrealized gain                                   13,913           13,913
  Minimum pension liability             1,241                             1,241
                                  ------------    -------------    -------------

Balance at December 31, 1996     $  1,307,678    $      89,791    $   1,397,469
                                  ============    =============    =============

        The accompanying notes are an integral part of these statements.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS
--------------------------------------------------------------------------------

                                                                                       YEAR ENDED DECEMBER 31,
                                                                               1996             1995             1994
                                                                                           (IN THOUSANDS)

CASH FLOW FROM OPERATING ACTIVITIES
  Net income                                                           $     100,728     $     113,749     $     30,678



ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH
 PROVIDED BY OPERATIONS
  Net realized investment gains                                              (95,265)          (74,738)            (166)
  Net gain on merger                                                                           (40,580)
  Amortization and depreciation                                               64,870            58,912           51,894
  Deferred income taxes (benefit)                                             14,774           (16,236)          68,936
  (Increase) decrease in receivables                                        (111,886)          (30,130)           2,830
  Increase in deferred policy acquisition costs                              (61,985)          (26,370)          (2,975)
  Increase in policy liabilities and accruals                                559,724           537,919          446,850
  Increase (decrease) in other assets/other liabilities, net                  39,594            95,880          (51,171)
  Other, net                                                                  11,258             4,203            8,046
                                                                        -------------     -------------      -----------
    Net cash provided by operating activities                                521,812           622,609          554,922


CASH FLOW FROM INVESTING ACTIVITIES
Proceeds from disposals of fixed maturities:
    Available-for-sale                                                     1,348,809         1,145,146          985,858
    Held-to-maturity                                                         118,596           143,773          209,757
  Proceeds from disposals of equity securities                               382,359           329,104          347,884
  Proceeds from mortgage loan maturities or repayments                       151,760           186,172          160,882
  Proceeds from sale of other invested assets                                127,440           148,546          209,316
  Purchase of fixed maturities:
    Available-for-sale                                                    (1,909,086)       (1,614,387)      (1,396,902)
    Held-to-maturity                                                        (385,321)         (247,354)        (383,207)
  Purchase of equity securities                                             (215,104)         (282,488)        (310,751)
  Purchase of mortgage loans                                                (200,683)          (93,097)         (31,214)
  Purchase of other invested assets                                         (157,077)          (73,482)        (173,988)
  Change in short term investments, net                                      110,503          (166,445)         265,328
  Increase in policy loans                                                   (49,912)          (32,387)         (55,143)
  Capital expenditures                                                        (3,543)          (18,449)         (12,663)
  Other investing activities, net                                             (5,898)          (12,704)         (11,392)
                                                                        -------------     -------------      -----------
    Net cash used for investing activities                                  (687,157)         (588,052)        (196,235)



CASH FLOW FROM FINANCING ACTIVITIES
  Withdrawals of contractholder deposit                                       (6,301)         (154,100)        (314,100)
     funds, net of deposits and interest credited
  Proceeds from borrowings                                                   226,082           177,922            3,417
  Repayment of borrowings                                                     (2,400)          (12,726)         (19,742)
  Dividends paid to minority shareholders                                     (6,245)          (31,215)
                                                                        -------------     -------------      -----------
    Net cash provided by (used for) financing activities                     211,136           (20,119)        (330,425)

NET INCREASE IN CASH AND CASH EQUIVALENTS                                     45,791            14,438           28,262

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                                 127,104           112,666           84,404
                                                                        -------------     -------------      -----------
CASH AND CASH EQUIVALENTS, END OF YEAR                                 $     172,895     $     127,104      $   112,666
                                                                        =============     =============      ===========
SUPPLEMENTAL CASH FLOW INFORMATION
    Income taxes paid  (refunded), net                                 $      76,157     $      33,399      $   (32,245)
    Interest paid on debt                                              $      19,214     $       8,100      $     8,191


        The accompanying notes are an integral part of these statements.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   DESCRIPTION OF BUSINESS

     Phoenix Home Life Mutual Insurance Company (Phoenix or the Company) and its subsidiaries market a wide range of insurance and investment products and services including individual participating life insurance, variable life insurance, group life and health insurance, life and health reinsurance, annuities, investment advisory and mutual fund distribution services, insurance agency and brokerage operations, primarily based in the United States. These products and services are distributed among seven segments:
     Individual, Group Life and Health, Life Reinsurance, General Lines Brokerage, Securities Management, Real Estate Management and Other Operations. See Note 10 for segment information.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     PRINCIPLES OF CONSOLIDATION AND BASIS OF PRESENTATION

     The consolidated financial statements include the accounts of Phoenix and all significant subsidiaries (collectively, the Company). Less than majority-owned entities in which the Company has at least a 20% interest or those where the Company has significant influence are reported on the equity basis.

     These consolidated financial statements have been prepared in accordance with generally accepted accounting principles (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates used in determining insurance and contractholder liabilities, related reinsurance recoverables, taxes, contingencies and valuation allowances for investment assets are discussed throughout the Notes to Consolidated Financial Statements. All significant intercompany accounts and transactions have been eliminated. Certain reclassifications have been made to the 1995 and 1994 amounts to conform with the 1996 presentation.

     RECENT ACCOUNTING PRONOUNCEMENTS

     As a result of the issuance of the Statement of Financial Accounting Standard (SFAS) No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises and Insurance Enterprises for Certain Long-Duration Participating Contracts," and Financial Accounting Standards Board Interpretation (FIN) No. 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises," financial statements of mutual life insurance companies beginning after December 15, 1995, prepared on the basis of statutory accounting are no longer characterized as in conformity with GAAP. The Company applied the pronouncements of the Financial Accounting Standards Board (FASB) to its financial statements in 1995, and, in accordance with SFAS No. 120 and FIN No. 40, all prior periods presented were restated.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     VALUATION OF INVESTMENTS

     Investments in fixed maturities include bonds, asset-backed securities including collateralized mortgage obligations (CMOs) and preferred stocks. The Company classifies all its fixed maturities as either held-to-maturity or available-for-sale investments. Fixed maturities held-to-maturity consist of private placement bonds presented at amortized cost, net of impairments, that management intends and has the ability to hold until maturity. Fixed maturities available-for-sale are presented at fair value with unrealized gains or losses included in equity and consist of public bonds and preferred stocks that management may not hold until maturity. Fixed maturities are considered impaired when a decline in value is considered to be other than temporary.

     Equity securities are classified as available-for-sale securities. These securities are reported at fair value based principally on their quoted market prices. Equity securities are considered impaired when a decline in value is considered to be other than temporary.

     Mortgage loans on real estate are stated at unpaid principal balances, net of valuation reserves on impaired mortgages. A mortgage loan is considered to be impaired if management believes it is probable that the Company will be unable to collect all amounts of contractual interest and principal as scheduled in the loan agreement. An impaired mortgage loan's fair value is measured based on the present value of future cash flows discounted at the loan's observable market price or at the fair value of the collateral. If the fair value of a mortgage loan is less than the recorded investment in the loan, the difference is recorded as a valuation reserve.

     Real estate held for sale is carried at the lower of cost or current fair value less costs to sell. Foreclosed real estate is carried at appraised value at the time of foreclosure. Subsequent to foreclosure, these investments are carried at the lower of cost or current fair value less costs to sell. Fair value for real estate is determined taking into consideration one or more of the following factors: (i) property valuation techniques utilizing discounted cash flows at the time of stabilization including capital expenditures and stabilization costs; (ii) sales of comparable properties; (iii) geographic location of the property and related market conditions; and (iv) disposition costs.

     Policy loans are generally carried at their unpaid principal balances and are collateralized by the cash values of the related policies.

     Short-term investments are carried at amortized cost, which approximates fair value.

     Other invested assets (primarily partnerships) are carried at cost adjusted for the Company's equity in undistributed earnings or losses since acquisition, less allowances for other than temporary declines in value.

     Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are determined by the specific identification method and reported as a component of revenue. A realized investment loss is recorded when an investment valuation reserve is determined. Valuation reserves are netted against the asset categories to which they apply and changes in the valuation reserves are included in realized investment gains and losses. Unrealized investment gains and losses on fixed maturities and equity securities classified as available-for-sale are included as a separate component of equity, net of deferred income taxes and deferred policy acquisition costs.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     FINANCIAL INSTRUMENTS

     In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities, and off-balance-sheet financial instruments such as investment and loan commitments, financial guarantees, and interest rate swaps. These instruments have credit risk and also may be subject to risk of loss due to interest rate and market fluctuations.

     CASH AND CASH EQUIVALENTS

     Cash and cash equivalents includes cash on hand and money market instruments.

     DEFERRED POLICY ACQUISITION COSTS

     The costs of acquiring new business, principally commissions, underwriting, distribution and policy issue expenses, all of which vary with and are primarily related to the production of revenues, are deferred. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition at the end of each accounting period.

     For individual participating life insurance business, deferred policy acquisition costs are amortized in proportion to historical and anticipated gross margins. Deviations from expected experience are reflected in earnings in the period such deviations occur.

     For universal life, limited pay and investment type contracts, deferred policy acquisition costs are amortized in proportion to total estimated gross profits over the expected average life of the contracts using estimated gross margins arising principally from investment, mortality and expense margins and surrender charges based on historical and anticipated experience, updated at the end of each accounting period.

     PROPERTY AND EQUIPMENT

     Property, equipment and leasehold improvements, consisting primarily of office buildings occupied by the Company, are stated at depreciated cost, less a reserve for impairments in value. Real estate occupied by the Company was $97.2 million and $95.0 million, respectively, at December 31, 1996 and 1995. The Company provides for depreciation using straight line and accelerated methods over the estimated useful lives of the related assets which generally range from five to forty years. Accumulated depreciation and amortization was $144.1 million and $129.6 million at December 31, 1996 and 1995, respectively.

     OTHER ASSETS

     Other assets consist of prepaid expenses and accounts receivable, principally investment management fees receivable less allowances for estimated uncollectible amounts.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     GOODWILL AND INTANGIBLE ASSETS

     Goodwill represents the excess of the cost of businesses acquired over the fair value of their net assets. These costs are amortized on a straight-line basis over periods, not exceeding 40 years, that correspond with the benefits expected to be derived from the acquisitions. Intangible assets are amortized on a straight-line basis over the estimated lives of such assets. Management periodically reevaluates the propriety of the carrying value of goodwill and intangible assets by comparing estimates of future undiscounted cash flows to the carrying value of assets. Assets are considered impaired if the carrying value exceeds the expected future undiscounted cash flows.

     SEPARATE ACCOUNTS

     Separate account assets and liabilities are funds maintained in accounts to meet specific investment objectives of contractholders who bear the investment risk. Investment income and investment gains and losses accrue directly to such contractholders. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The assets and liabilities are carried at market value. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Amounts assessed to the contractholders for management services are included in revenues.

     On March 1, 1996, the pooled separate accounts of Phoenix, excluding the real estate separate accounts, were terminated and the assets of these separate accounts were transferred to Phoenix Duff & Phelps' institutional mutual funds.

     POLICY LIABILITIES AND ACCRUALS

     Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. Policy liabilities for traditional life insurance are computed using the net level premium method on the basis of actuarial assumptions as to assumed rates of interest, mortality, morbidity and withdrawals. Liabilities for universal life include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality charges.

     Liabilities for outstanding claims, losses and loss adjustment expenses are amounts estimated to cover incurred losses. These liabilities are based on individual case estimates for reported losses and estimates of unreported losses based on past experience.

     Unearned premiums relate primarily to individual participating life insurance as well as group life, accident and health insurance premiums. The premiums are reported as earned on a pro-rata basis over the contract period. The unexpired portion of these premiums is recorded as unearned premiums.

     Contractholder deposit funds and other policy liabilities include investment-related products such as guaranteed investment contracts, deposit administration funds and immediate participation guarantee funds. These funds consist of deposits received from customers and investment earnings on their fund balances.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     PREMIUM AND FEE REVENUE AND RELATED EXPENSES

     Life insurance premiums, other than premiums for universal life and certain annuity contracts, are recorded as premium revenue on a pro-rata basis over each policy year. Benefits, losses and related expenses are matched with premiums over the related contract periods. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses primarily consist of net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life products consist of net investment income and mortality, administration and surrender charges assessed against the fund values during the period. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values.

     POLICYHOLDERS' DIVIDENDS

     Certain life insurance policies contain dividend payment provisions that enable the policyholder to participate in the earnings of the Company. The amount of policyholders' dividends to be paid is determined annually by the Company's board of directors. The aggregate amount of policyholders' dividends is related to the actual interest, mortality, morbidity and expense experience for the year and the Company's judgment as to the appropriate level of statutory surplus to be retained. The participating life insurance in force was 80.0% and 80.5% of the face value of total individual life insurance in force at December 31, 1996 and 1995, respectively. The premiums on participating life insurance policies were 84.1%, 84.7% and 84.5% of total individual life insurance premiums in 1996, 1995 and 1994, respectively. Total policyholders' dividends were $312 million, $289 million and $264 million in 1996, 1995 and 1994, respectively.

     INCOME TAXES

     Phoenix and its eligible affiliated companies have elected to file a life/nonlife consolidated federal income tax return for the tax years ended December 31, 1996, 1995 and 1994. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions in the percentage of eligible non-life tax losses that can be applied to offset life company taxable income.

     Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their recorded amounts for financial reporting purposes. These differences result primarily from policy liabilities and accruals, policy acquisition expenses, investment impairment reserves, reserves for postretirement benefits and unrealized gains or losses on investments.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

3.   SIGNIFICANT TRANSACTIONS

     PHOENIX DUFF & PHELPS CORPORATION

     Effective January 1, 1995, the money management businesses of Phoenix were completely transferred to Phoenix Securities Group, Inc. (Phoenix Securities Group), an indirect wholly-owned subsidiary. Phoenix Securities Group entered into contracts to manage the investments of the general and separate accounts of Phoenix. On November 1, 1995, Phoenix, through its subsidiary, PM Holdings, Inc. (PM Holdings), merged Phoenix Securities Group into Duff & Phelps Corporation (D&P), forming Phoenix Duff & Phelps Corporation (PDP). The transaction was accounted for as a reverse merger with the purchase accounting method applied to D&P's assets and liabilities. The purchase price was $190.7 million and PDP recorded $93.1 million of goodwill, which is being amortized over forty years using the straight-line method. PM Holdings owns approximately 60% of the outstanding PDP common stock. In addition, PM Holdings owns 1.4 million shares (45%) of PDP's series A convertible exchangeable preferred stock. PM Holdings recognized a non-operating, non-cash, tax free gain on this transaction of $36.9 million resulting from the realization of the appreciation of the stock exchanged which is included in the gain on merger transactions in the consolidated statements of income.

     SURPLUS NOTES

     On November 25, 1996, the Company issued $175 million of surplus notes with a 6.95% interest rate scheduled to mature on December 1, 2006. There are no sinking fund provisions in the notes. The notes are classified as long-term debt in the Consolidated Balance Sheet at December 31, 1996.

     The notes were issued in accordance with Section 1307 of the New York Insurance Law and, accordingly, interest and principal payments cannot be made without the approval of the New York Insurance Department.

     The notes were issued pursuant to Rule 144A under the Securities Act of 1933 underwritten by Bear, Stearns & Co. Inc., Chase Securities Inc. and Merrill Lynch & Co. and are administered by Bank of New York as registrar/paying agent.

     ABERDEEN TRUST PLC

     On March 25, 1996, the Company purchased 12.2 million shares of Aberdeen Trust PLC (Aberdeen), a Scottish asset management firm. As of December 31, 1996, the Company owned 13.1 million shares representing 12.5% of Aberdeen's outstanding common stock. The total cost of these transactions was $26.4 million. The investment is recorded at cost adjusted for the Company's equity in undistributed earnings less dividends received.

     In addition, on April 15, 1996, the Company purchased a 7% convertible subordinated note issued by Aberdeen for $37.5 million. The note, which matures on March 29, 2003, may be converted at a price of $2.15 per share, which would be equivalent to approximately 14% of Aberdeen's outstanding common stock.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     In the spring of 1996, the Company and Aberdeen joined together to form Phoenix-Aberdeen International Advisors, LLC, an SEC registered investment advisor that, in conjunction with PDP and Aberdeen, will develop and market investment products in the United States and the United Kingdom.

4.   INVESTMENTS

     Information pertaining to Phoenix's investments, net investment income and realized and unrealized investment gains and losses follows:

     FIXED MATURITIES AND EQUITY SECURITIES

     The amortized cost and fair value of investments in fixed maturities and equity securities as of December 31, 1996 were as follows:

                                                                          GROSS              GROSS
                                                  AMORTIZED            UNREALIZED          UNREALIZED           FAIR
                                                     COST                 GAINS              LOSSES             VALUE
                                                                     (IN THOUSANDS)
FIXED MATURITIES:

HELD-TO-MATURITY:
State and political subdivision bonds         $          11,685   $                5  $          (375)   $        11,315
Corporate securities                                  1,525,999               61,692          (13,405)         1,574,286
Mortgage-backed securities                               18,001                1,037              (15)            19,023
                                               -----------------   ------------------  ----------------   ---------------

  Total                                               1,555,685               62,734          (13,795)         1,604,624
                                               -----------------   ------------------  ----------------   ---------------


AVAILABLE-FOR-SALE:
U.S. government and agency bonds                        561,017               13,970           (1,610)           573,377
State and political subdivision bonds                   406,679               13,831           (1,154)           419,356
Foreign government bonds                                174,298               31,441           (1,457)           204,282
Corporate securities                                  1,092,163               70,432           (7,968)         1,154,627
Mortgage-backed securities                            2,509,232               60,321          (25,802)         2,543,751
                                               -----------------   ------------------  ----------------   ---------------

  Total                                               4,743,389              189,995          (37,991)         4,895,393
                                               -----------------   ------------------  ----------------   ---------------

  Total fixed maturities                      $       6,299,074   $          252,729  $       (51,786)   $     6,500,017
                                               =================   ==================  ================   ===============

Equity securities available-for-sale          $         137,907   $          100,258  $        (2,814)   $       235,351
                                               =================   ==================  ================   ===============

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The amortized cost and fair value of investments in fixed maturities and equity securities as of December 31, 1995 were as follows:

                                                                          GROSS              GROSS
                                                  AMORTIZED            UNREALIZED          UNREALIZED           FAIR
                                                     COST                 GAINS              LOSSES             VALUE
                                                                     (IN THOUSANDS)
FIXED MATURITIES:

HELD-TO-MATURITY:
State and political subdivision bonds         $          20,915   $            779    $         (142)    $      21,552
Corporate securities                                  1,297,049            125,055            (1,114)        1,420,990
Mortgage-backed securities                               16,483              2,057               (37)           18,503
                                               -----------------   ----------------    --------------     -------------

  Total                                               1,334,447            127,891            (1,293)        1,461,045
                                               -----------------   ----------------    --------------     -------------


AVAILABLE-FOR-SALE:
U.S. government and agency bonds                        572,304             29,684            (1,029)          600,959
State and political subdivision bonds                   314,407             26,072                (1)          340,478
Foreign government bonds                                 59,149              6,436            (1,804)           63,781
Corporate securities                                    987,210             91,741            (3,950)        1,075,001
Mortgage-backed securities                            2,269,618             95,176           (19,335)        2,345,459
                                               -----------------   ----------------    --------------     -------------

  Total                                               4,202,688            249,109           (26,119)        4,425,678
                                               -----------------   ----------------    --------------     -------------

  Total fixed maturities                      $       5,537,135   $        377,000    $      (27,412)    $   5,886,723
                                               =================   ================    ==============     =============

Equity securities available-for-sale          $         197,526   $         62,658    $       (5,906)    $     254,278
                                               =================   ================    ==============     =============

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The amortized cost and fair value of fixed maturities, by contractual maturity, as of December 31, 1996 are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers.

                                                        HELD-TO-MATURITY                  AVAILABLE-FOR-SALE
                                                   AMORTIZED            FAIR           AMORTIZED           FAIR
                                                     COST               VALUE            COST              VALUE
                                                                             (IN THOUSANDS)

Due in one year or less                       $          34,496   $        35,001  $         50,888  $        51,214
Due after one year through five years                   339,989           350,702           360,543          374,212
Due after five years through ten years                  616,197           643,166           712,255          738,950
Due after ten years                                     547,002           556,732         1,110,471        1,187,266
Mortgage-backed securities                               18,001            19,023         2,509,232        2,543,751
                                               -----------------   ---------------  ----------------  ---------------

Total                                         $       1,555,685   $     1,604,624  $      4,743,389  $     4,895,393
                                               =================   ===============  ================  ===============

     Carrying values for investments in mortgage-backed securities, excluding U.S. government guaranteed investments, were as follows:

                                                     DECEMBER 31,
                                               1996                1995
                                                    (IN THOUSANDS)

MORTGAGE-BACKED SECURITIES

Planned amortization class          $         618,953   $         787,840
Asset-backed                                  490,018             436,734
Mezzanine                                     322,812             365,034
Commercial                                    413,571             230,083
Sequential pay                                552,512             397,950
Pass through                                  105,282              85,017
Other                                          58,604              59,284
                                     -----------------   -----------------

Total mortgage-backed securities    $       2,561,752   $       2,361,942
                                     =================   =================

     Phoenix had 37% and 49% at December 31, 1996 and 1995, respectively, in planned amortization class and mezzanine mortgage-backed securities which have reasonably predictable cash flows and a relatively high degree of prepayment protection. Phoenix has limited exposure in the more volatile residential derivative market such as interest-only, principal-only or inverse float instruments.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     MORTGAGE LOANS AND REAL ESTATE

     The Company's mortgage loans and real estate are diversified by property type and location and, for mortgage loans, by borrower. Mortgage loans are collateralized by the related properties and are generally 75% of the properties' value at the time the original loan is made.

     The carrying values of mortgage loans and real estate investments, net of applicable reserves, were as follows:

                                                DECEMBER 31,
                                        1996                   1995
                                              (IN THOUSANDS)

     Mortgage loans              $          947,076    $           897,192
     Real estate held for sale              410,945                418,328
                                  ------------------    -------------------

     Total                       $        1,358,021    $         1,315,520
                                  ==================    ===================

     During 1996 and 1995, non-cash investing activities included real estate acquired through foreclosure of mortgage loans and purchase money mortgages, which had a fair value of $1.5 million and $35 million, respectively.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     Mortgage loans and real estate investments are comprised of the following property types and geographic regions:

                                                MORTGAGE LOANS
                                                 DECEMBER 31,
                                        1996                       1995
                                               (IN THOUSANDS)

PROPERTY TYPE:
Office buildings               $               251,526    $             191,672
Retail                                         257,721                  250,172
Apartment buildings                            241,286                  244,589
Industrial buildings                           197,013                  222,120
Other                                           47,928                   54,446
Valuation allowances                           (48,398)                 (65,807)
                                -----------------------    ---------------------
Total                          $               947,076    $             897,192
                                =======================    =====================

GEOGRAPHIC REGION:
Northeast                      $               260,146    $             233,670
Southeast                                      261,956                  250,019
North central                                  158,902                  171,434
South central                                   57,507                   50,819
West                                           256,963                  257,057
Valuation allowances                           (48,398)                 (65,807)
                                -----------------------    ---------------------
Total                          $               947,076    $             897,192
                                =======================    =====================


                                                  REAL ESTATE
                                                 DECEMBER 31,
                                         1996                     1995
                                                  (IN THOUSANDS)

Property type:
Office buildings               $               246,644    $             267,505
Retail                                         121,813                  127,500
Apartment buildings                             26,286                   36,644
Industrial buildings                            56,134                   61,667
Other                                            7,577                    8,767
Valuation allowances                           (47,509)                 (83,755)
                                -----------------------   ----------------------
Total                          $               410,945    $             418,328
                                =======================    =====================

GEOGRAPHIC REGION:
Northeast                      $               103,761    $             102,249
Southeast                                      110,746                  130,944
North central                                   86,070                   85,470
South central                                   85,532                   91,670
West                                            72,345                   91,750
Valuation allowances                           (47,509)                 (83,755)
                                -----------------------   ----------------------
Total                          $               410,945    $             418,328
                                =======================    =====================

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     At December 31, 1996, scheduled mortgage loan maturities were as follows:
     1997 - $176 million; 1998 - $138 million; 1999 - $99 million; 2000 - $106 million; 2001 - $98 million; and $378 million thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. The Company refinanced $28.9 million and $100.4 million of its mortgage loans during 1996 and 1995, respectively, based on terms which differed from those granted to new borrowers.

     INVESTMENT VALUATION ALLOWANCES

     Investment valuation allowances which have been deducted in arriving at investment carrying values as presented in the consolidated balance sheets and changes thereto were as follows:

                       BALANCE AT                                                       BALANCE AT
                       JANUARY 1,          ADDITIONS            DEDUCTIONS             DECEMBER 31,
                                                    (IN THOUSANDS)
1996
Mortgage loans   $           65,807   $            7,640   $           (25,049)   $            48,398
Real estate                  83,755                2,526               (38,772)                47,509
                  ------------------   ------------------  ---------------------   -------------------
Total            $          149,562   $           10,166   $           (63,821)   $            95,907
                  ==================   ==================  =====================   ===================

1995
Mortgage loans   $          118,970                        $           (53,163)   $            65,807
Real estate                 108,652   $            8,604               (33,501)                83,755
                  ------------------   ------------------  ---------------------   -------------------
Total            $          227,622   $            8,604   $           (86,664)   $           149,562
                  ==================   ==================  =====================   ===================

     NON-INCOME PRODUCING MORTGAGES LOANS AND BONDS

     The net carrying values of non-income producing mortgage loans were $4.5 million and $3.8 million at December 31, 1996 and 1995, respectively. There were no non-income producing bonds at December 31, 1996 and 1995.

     INTEREST RATE SWAPS

     Phoenix enters into interest rate swap agreements, generally having maturities of seven years or less, to hedge certain variable rate investment income streams matched against fixed rate liability streams. The notional amounts of these investments were $60.1 million and $18 million at December 31, 1996 and 1995, respectively. Average received and average paid rates were 8.04% and 5.65% for 1996.

     The Company has also guaranteed an interest rate swap that has the effect of the Company paying a fixed interest rate on a notional amount of $184.7 million of the Company's debt.

     These agreements do not require the exchange of underlying principal amounts, and accordingly the Company's maximum exposure to credit risk is the difference in interest payments exchanged. Management of Phoenix considers the likelihood of any material loss on these guarantees or interest rate swaps to be remote.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     OTHER INVESTED ASSETS

     Other invested assets, consisting primarily of partnership interests and equity in unconsolidated subsidiaries, were as follows:

                                                            DECEMBER 31,
                                                         1996          1995
                                                           (in thousands)

Venture capital equity partnerships            $      66,284   $        50,919
Transportation and equipment leases                   46,950            47,810
Investment in Aberdeen Trust, PLC                     29,980
Investment in Beutel, Goodman & Co. LTD               34,541            39,730
Other                                                  4,617             6,319
                                                -------------   ---------------

Total other invested assets                    $     182,372   $       144,778
                                                =============   ===============

     NET INVESTMENT INCOME

     The components of net investment income for the year ended December 31, were as follows:

                                      1996                1995                1994
                                                     (in thousands)

Fixed maturities               $         469,713   $         437,521   $        395,192
Equity securities                          4,689               1,787              3,312
Mortgage loans                            84,318              92,283            111,122
Policy loans                             117,742             115,055            105,678
Real estate                               21,799              20,910             17,087
Other invested assets                        332                 871              1,212
Short-term investments                    18,688              21,974             11,673
                                -----------------   -----------------   ----------------

Sub-total                                717,281             690,401            645,276
Less investment expenses                  27,391              27,933             22,559
                                -----------------   -----------------   ----------------

Net investment income          $         689,890   $         662,468   $        622,717
                                =================   =================   ================

     Investment income of $.4 million was not accrued on certain delinquent mortgage loans and defaulted bonds at December 31, 1996. The Company does not accrue interest income on impaired mortgage loans and impaired bonds when the likelihood of collection is doubtful.

     The payment terms of mortgage loans may from time to time be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $61.5 million and $76 million at December 31, 1996 and 1995, respectively. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $3.1 million, $6.6 million and $10.1 million in 1996, 1995 and 1994, respectively. Actual interest income on these loans included in net investment income aggregated $5.2 million, $6.4 million and $11.3 million in 1996, 1995 and 1994, respectively.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     INVESTMENT GAINS AND LOSSES

     Unrealized gains and losses on investments carried at fair value for the year ended December 31, were as follows:


                                                           1996                  1995                   1994
                                                                           (IN THOUSANDS)

Unrealized investment gains (losses)
  Fixed maturities                                 $          (70,986)   $          476,352    $          (411,694)
  Equity securities                                            40,803                24,527                  2,706
                                                    ------------------    ------------------    -------------------
                                                              (30,183)              500,879               (408,988)
  Deferred policy acquisition costs                            51,528              (341,836)               292,423
  Deferred income taxes (benefits)                              7,432                55,692                (40,804)
                                                    ------------------    ------------------    -------------------

Net unrealized investment gains (losses)          $            13,913    $          103,351    $           (75,761)
                                                    ------------------    ------------------    -------------------


     Realized investment gains and losses for the year ended December 31, were as follows:


                                                           1996                  1995                   1994
                                                                           (IN THOUSANDS)

Fixed maturities                                   $          (10,476)   $            8,080   $            (20,554)
Equity securities                                               59,794               29,276                 (8,950)
Mortgage loans                                                   2,628                (262)                     485
Real estate                                                     24,711               20,535                  16,063
Other invested assets                                           18,608               17,109                  12,790
                                                   --------------------   ------------------   ---------------------
                                                                95,265               74,738                   (166)

Income taxes (benefits)                                         33,343               26,158                    (58)
                                                   --------------------   ------------------   ---------------------

Net realized investment gains (losses)             $            61,922   $           48,580   $               (108)
                                                   ====================   ==================   =====================

     The proceeds from sales of available-for-sale fixed maturities and the gross realized gains and gross realized losses on those sales for the year ended December 31, were as follows:


                                                           1996                  1995                   1994
                                                                           (IN THOUSANDS)

Proceeds from sales                                 $       1,525,011    $         1,201,700   $           733,800
Gross gains on sales                                $          15,966    $            30,300   $            16,500
Gross losses on sales                               $         (27,905)   $           (19,900)  $           (45,500)

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.   GOODWILL AND INTANGIBLE ASSETS

     Goodwill and intangible assets were as follows:

                                                   DECEMBER 31,
                                             1996               1995
                                                  (IN THOUSANDS)

Goodwill                              $         231,135   $          211,084
Investment management contracts                  56,700               60,700
Client listings                                  41,410               31,437
Non-compete covenants                             5,000                9,314
Intangible asset related to
  pension plan benefits                          19,835               22,540
Other                                             1,220                4,066
                                       -----------------  -------------------
                                                355,300              339,141

Accumulated amortization                        (41,793)             (26,072)
                                       -----------------  -------------------

Total                                 $         313,507   $          313,069
                                       =================  ===================

     PDP's amounts included above were as follows:

                                                  DECEMBER 31,
                                            1996                 1995
                                                 (IN THOUSANDS)


Goodwill                             $         179,406   $          167,014
Investment management contracts                 56,700               60,700
Non-compete covenants                            5,000                5,000
Other                                            1,220                4,066
                                      -----------------   ------------------
                                               242,326              236,780

Accumulated amortization                       (13,198)              (6,211)
                                      -----------------   ------------------

Total                                $         229,128   $          230,569
                                      =================   ==================

6.   FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

     Financial instruments that are subject to fair value disclosure requirements (insurance contracts are excluded) are carried in the financial statements at amounts that approximate fair value. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

     CASH AND CASH EQUIVALENTS

     For these short-term investments, the carrying amount approximates fair value.

     FIXED MATURITIES

     Fair values are based on quoted market prices, where available, or quoted market prices of comparable instruments. Fair values of private placement fixed maturities are estimated using discounted cash flows that apply interest rates currently being offered with similar terms to borrowers of similar credit quality.

     EQUITY SECURITIES

     Fair values are based on quoted market prices, where available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

     MORTGAGE LOANS

     Fair values are calculated as the present value of scheduled payments, with the discount based upon (1) the Treasury rate comparable for the remaining loan duration, plus (2) a spread of between 175 and 450 basis points, depending on the internal quality rating of the loan. For loans in foreclosure or default, values were determined assuming principal recovery was the lower of the loan balance or the estimated value of the underlying property.

     POLICY LOANS

     Fair values are estimated as the present value of loan interest and policy loan repayments discounted at the ten year Treasury rate. Loan repayments were assumed only to occur as a result of anticipated policy lapses, and it was assumed that annual policy loan interest payments were made at the guaranteed loan rate less 17.5 basis points. Discounting was at the ten year Treasury rate, except for policy loans with a variable policy loan rate. Variable policy loans have an interest rate that is reset annually based upon market rates and therefore, book value is a reasonable approximation of fair value.

     INVESTMENT CONTRACTS

     In determining the fair value of guaranteed interest contracts, a discount rate equal to the appropriate Treasury rate, plus 150 basis points, was assumed to determine the present value of projected contractual liability payments through final maturity.

     The fair value of deferred annuities and supplementary contracts without life contingencies with an interest guarantee of one year or less is valued at the amount of the policy reserve. In determining the fair value of deferred annuities and supplementary contracts without life contingencies with interest guarantees greater than one year, a discount rate equal to the appropriate Treasury rate, plus 150 basis points, was used to determine the present value of the projected account value of the policy at the end of the current guarantee period.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     Deposit type funds, including pension deposit administration contracts, dividend accumulations, and other funds left on deposit not involving life contingencies, have interest guarantees of less than one year for which interest credited is closely tied to rates earned on owned assets. For such liabilities, fair value is assumed to be equal to the stated liability balances.

     DEBT

     The carrying value of long-term debt reported on the balance sheet approximates fair value.

     The estimated fair values of the financial instruments as of December 31, were as follows:

                                                        1996                                   1995
                                             CARRYING            FAIR               CARRYING              FAIR
                                               VALUE             VALUE               VALUE               VALUE
                                                                       (IN THOUSANDS)
Financial assets:
Cash and cash                            $       172,895  $         172,895   $           127,104  $         127,104
equivalents
Short-term investments                           164,967            164,967               275,517            275,517
Fixed maturities                               6,451,078          6,500,017             5,760,125          5,886,723
Equity securities                                235,351            235,351               254,278            254,278
Mortgage loans                                   947,076            986,900               897,192            955,800
Policy loans                                   1,667,784          1,645,899             1,617,872          1,658,000
                                          ---------------  -----------------  -------------------- ------------------
Total financial assets                   $     9,639,151  $       9,706,029   $         8,932,088  $       9,157,422
                                          ===============  =================  ==================== ==================

Financial liabilities:
Policy liabilities                       $       875,200  $         875,100   $           955,600  $         955,800
Long-term debt                                   492,020            492,020               268,337            268,337
                                          ---------------  -----------------  -------------------- ------------------
Total financial liabilities              $     1,367,220  $       1,367,120   $         1,223,937  $       1,224,137
                                          ===============  =================  ==================== ==================

7.   DEBT

     Long-term debt was as follows:

                                                    DECEMBER 31,
                                              1996                1995
                                                  (IN THOUSANDS)


Unsecured debt
  Bank borrowings                      $         287,365   $        241,157
  Notes payable                                   25,457             23,995
  Other                                                                  58
                                       ------------------   ----------------
 Total unsecured debt                            312,822            265,210

Surplus notes                                    175,000
Secured debt                                       2,608              3,127
                                       ------------------   ----------------

Total long-term debt                   $         490,430   $        268,337
                                       ==================   ================

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The Company has various lines of credit established with major commercial banks. As of December 31, 1996, the Company had outstanding balances totaling $287.4 million. The total unused credit was $120.9 million. The Company records commitment fees as a component of interest expense. Interest rates range from 5.73% to 8.25% in 1996.

     On November 25, 1996, the Company issued $175 million of surplus notes (See
     Note 3).

     Maturities of long-term debt are as follows: 1997 - $17 million; 1998 - $90 million; 1999 - $7 million; 2000 - $177 million; 2001 - $24 million; 2002 and thereafter - $175 million.

     Interest expense on long-term debt was $18.0 million, $7.7 million and $9.0 million for the years ended December 31, 1996, 1995 and 1994, respectively.

8.   INCOME TAXES

     A summary of income taxes (benefits) in the consolidated statements of income for the year ended December 31, was as follows:

                             1996               1995              1994
                                          (in thousands)


Income taxes
  Current              $                  $                 $
                                59,673             59,590          (28,874)
  Deferred
                                19,658           (16,238)            68,936
                       ----------------    ---------------   ---------------


Total                  $                  $                 $
                                79,331             43,352            40,062
                       ================    ===============   ===============

     The income taxes attributable to the consolidated results of operations are different than the amounts determined by multiplying income before taxes by the statutory income tax rate. The sources of the difference and the tax effects of each for the year ended December 31, were as follows (in thousands, aside from the percentages):

                                                     1996                       1995                      1994
                                                                     %                          %                           %

Income tax expense at statutory rate          $       66,136        35    $      55,318        35   $      24,754          35
Non-taxable gain on PDP merger                                                  (14,203)       (9)
Dividend received deduction &
  tax-exempt interest                                  (2,107)       (1)           (623)                   (1,177)         (2)
Other, net                                              2,736         1           2,860         1          (4,082)         (5)
                                                --------------  --------   -------------  --------   -------------  ----------
                                                       66,765        35          43,352        27          19,495          28

Differential earnings (equity tax)                     12,566         7                                    20,567          29
                                                --------------  --------   -------------  --------   -------------  ----------

Income taxes                                   $       79,331        42   $      43,352        27   $      40,062          57
                                                ==============  ========   =============  ========   =============  ==========

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The deferred income tax liability (asset) represents the tax effects of temporary differences attributable to the consolidated tax return group. The components were as follows:

                                                            DECEMBER 31,
                                                     1996               1995
                                                          (IN THOUSANDS)

Deferred policy acquisition costs           $         220,135    $     221,034
Unearned premium/deferred revenue                    (131,513)        (127,699)
Impairment reserves                                   (43,331)         (58,314)
Pension and other postretirement benefits             (58,230)         (51,985)
Investments                                            50,219           50,542
Future policyholder benefits                          (37,904)         (47,800)
Other                                                  15,633          (13,716)
                                             -----------------    --------------
                                                       15,009          (27,938)
Net unrealized investment gains                        48,320           40,888
PDP purchase accounting adjustment                                      23,290
Minimum pension liability                              (1,395)          (2,064)
Foreign tax credit                                     (1,109)          (1,057)
                                             ------------------   --------------

Deferred tax liability, net
  before valuation allowance                           60,825          33,119

Valuation allowance                                     1,109            1,057
                                             ------------------   --------------

Deferred tax liability, net                 $          61,934    $      34,176
                                             ==================   ==============

     It is management's assessment, based on the Company's earnings and projected future taxable income, that it is more likely than not that the deferred tax assets at December 31, 1996 and 1995, with the exception of the foreign tax credit, will be realized.

     Gross deferred income tax assets totaled $274 million and $301 million at December 31, 1996 and 1995, respectively. Gross deferred income tax liabilities totaled $336 million and $335 million at December 31, 1996 and 1995, respectively.

     The Internal Revenue Service (IRS) is currently examining the Company's tax returns for 1991-1994. Management does not believe that there will be a material adverse effect on the financial statements as a result of pending tax matters.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

9.   PENSION AND OTHER POSTRETIREMENT AND POSTEMPLOYMENT BENEFIT PLANS

     PENSION PLANS

     The Company has a non-contributory, defined benefit pension plan covering substantially all of its employees. Retirement benefits are a function of both years of service and level of compensation. The Company also sponsors a non-qualified supplemental defined benefit plan to provide benefits in excess of amounts allowed pursuant to Internal Revenue Code Section 401(a)(17). Phoenix's funding policy is to contribute annually an amount equal to at least the minimum required contribution in accordance with minimum funding standards established by the Employee Retirement Income Security Act of 1974. Contributions are intended to provide not only for benefits attributable to service to date, but also for service expected to be earned in the future.

     Components of net periodic pension cost for the year ended December 31, were as follows:


                                                                 1996             1995                1994
                                                                            (IN THOUSANDS)

     Service cost - benefits earned during the year       $        10,076   $          9,599    $        10,181
     Interest accrued on projected benefit obligation              22,660             19,880             19,181
     Actual return on assets                                      (38,788)           (62,567)           (18,073)
     Net amortization and deferral                                 17,318             45,807               (613)
                                                           ---------------   ----------------    ---------------

     Net periodic pension cost                            $        11,266   $         12,719    $        10,676
                                                           ===============   ================    ===============

     In 1996, the Company offered an early retirement window which granted an additional benefit of five years of age and service. As a result of the early retirement window, the Company recorded an additional pension expense of $8.7 million for the year ended December 31, 1996.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The funded status of the plan for which assets exceeded accumulated benefit obligations was as follows:

                                                                                  DECEMBER 31,
                                                                         1996                       1995
                                                                                 (IN THOUSANDS)
     Actuarial present value of
       benefit obligations:

     Vested benefit obligation                                  $            213,148   $             171,077
     Non-vested benefit obligation                                            14,828                  16,248
                                                                 --------------------   ---------------------

    Accumulated benefit obligation                              $            227,976   $             187,325
                                                                 ====================   =====================

     Pension liability included in other liabilities:
     Projected benefit obligation                               $            261,886   $             227,585
     Plan assets at fair value                                               292,070                 267,013
                                                                 ====================   =====================

     Plan assets in excess of
        projected benefit obligation                                          30,184                  39,428
     Unrecognized net gain from past experience                              (52,312)                (46,960)
     Unrecognized prior service benefit                                         (240)                   (273)
     Unamortized transition asset                                            (19,745)                (22,214)
                                                                 --------------------   ---------------------

     Net pension liability                                      $            (42,113)  $             (30,019)
                                                                 ====================   =====================

     At December 31, 1996 and 1995, the non-qualified plan was unfunded and had projected benefit obligations of $50.0 million and $43.4 million, respectively. The accumulated benefit obligations as of December 31, 1996 and 1995 related to this plan were $37.4 million and $36.2 million, respectively, and are included in other liabilities.

     The Company recorded, as a reduction of policyholders' equity, an additional minimum pension liability of $2.8 million and $3.8 million, net of Federal income taxes, at December 31, 1996 and 1995, respectively, representing the excess of accumulated benefit obligations over the fair value of plan assets and accrued pension liabilities for the non-qualified plan. The Company has also recorded an intangible asset of $19.8 million and $22.5 million as of December 31, 1996 and 1995 related to pension plan benefits.

     The discount rate and rate of increase in future compensation levels used in determining the actuarial present value of the projected benefit obligation were 7.5% and 4.5%, for 1996 and 8.0% and 5.0% for 1995. The discount rate assumption for 1996 was determined based on a study that matched available high quality investment securities with the expected timing of pension liability payments. The expected long-term rate of return on retirement plan assets was 8.0%.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

     The pension plan's assets include corporate and government debt securities, equity securities, real estate, venture capital funds, and shares of mutual funds.

     The Company also sponsors savings plans for its employees and agents which are qualified under Internal Revenue Code Section 401(k). Employees and agents may contribute a portion of their annual salary, subject to limitation, to the plans. The Company contributes an additional amount, subject to limitation, based on the voluntary contribution of the employee or agent. Company contributions charged to expense with respect to these plans during the years ended December 31, 1996, 1995 and 1994 were $4.2 million, $4.2 million and $4.0 million, respectively.

     OTHER POSTRETIREMENT BENEFIT PLANS

     In addition to the Company's pension plans, the Company currently provides certain health care and life insurance benefits to retired employees, spouses and other eligible dependents through various plans sponsored by Phoenix. A substantial portion of Phoenix's employees may become eligible for these benefits upon retirement. The health care plans have varying copayments and deductibles, depending on the plan. These plans are unfunded.

     Phoenix recognizes the costs and obligations of postretirement benefits other than pensions over the employees' service period ending with the date an employee is fully eligible to receive benefits.

     The plan's funded status reconciled with amounts recognized in the Company's consolidated balance sheet, were as follows:

                                                                    DECEMBER 31,
                                                               1996                1995

                                                                    (IN THOUSANDS)
     Accumulated postretirement
        benefit obligation:
     Retirees                                           $          30,576   $          37,900
     Fully eligible active plan participants                       11,466              10,500
     Other active plan participants                                21,614              24,856
                                                         -----------------   -----------------
                                                                   63,656              73,256
     Unrecognized net gain
        from past experience                                       29,173              14,102
                                                         -----------------   -----------------

     Accrued postretirement benefit liability           $          92,829   $          87,358
                                                         =================   =================

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------



     The components of net periodic postretirement benefit cost for the year ended December 31, were as follows:

                                                             1996              1995              1994
                                                                          (in thousands)


     Service cost - benefits earned during year        $         2,765   $         3,366   $         2,942
     Interest cost accrued on benefit obligation                 4,547             5,275             5,179
     Net amortization                                           (1,577)             (458)
                                                        ---------------   ---------------   ---------------

     Net periodic postretirement benefit cost          $         5,735   $         8,183   $         8,121
                                                        ===============   ===============   ===============


     In addition to the net periodic postretirement benefit cost, the Company expensed an additional $3.0 million for postretirement benefits related to the early retirement window.

     The discount rate used in determining the accumulated postretirement benefit obligation was 7.5% at December 31, 1996 and 8.0% at December 31, 1995.

     For purposes of measuring the accumulated postretirement benefit obligation at December 31, 1996, health care costs were assumed to increase 9.5% in 1997, declining thereafter until the ultimate rate of 5.5% is reached in 2002 and remains at that level thereafter. For purposes of measuring the accumulated postretirement benefit obligation at December 31, 1995, health care costs were assumed to increase 11% in 1996, declining thereafter until the ultimate rate of 5.5% is reached in 2002 and remained at that level thereafter. The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation by $3.9 million and the annual service and interest cost by $.6 million, before taxes. Gains and losses that occur because actual experience differs from the estimates are amortized over the average future service period of employees.

     OTHER POSTEMPLOYMENT BENEFITS

     The Company recognizes the costs and obligations of severance, disability and related life insurance and health care benefits to be paid to inactive or former employees after employment but before retirement. Postemployment benefit expense was $.6 million for 1996, $.5 million for 1995 and $(1.9) million for 1994.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

10.  SEGMENT INFORMATION

     Phoenix operates principally in seven segments: Individual, Group Life and Health, Life Reinsurance, General Lines
     Brokerage, Securities Management, Real Estate Management and
     Other Operations.
          Other Operations includes unallocated investment income, expenses and realized investment gains related to capital in excess of segment requirements; assets primarily consist of equity securities.

         Summarized below is financial information with respect to the business segments:

                                                                        DECEMBER 31,
                                                       1996                  1995                1994
                                                                      (IN THOUSANDS)

     REVENUES
     Individual                                $          1,796,572  $        1,752,338   $       1,643,074
     Group Life and Health                                  462,551             421,771             409,883
     Life Reinsurance                                       143,314             128,813             102,120
     General Lines Brokerage                                 61,809              40,977              22,382
     Securities Management                                  164,966             112,206             104,429
     Real Estate Management                                  13,550              13,562              12,439
     Other Operations                                        82,273              48,873              10,400
                                               ---------------------  ------------------   -----------------
     Total                                     $          2,725,035  $        2,518,540   $       2,304,727
                                               =====================  ==================   =================

                                                                        DECEMBER 31,
                                                       1996                  1995                1994
                                                                      (IN THOUSANDS)

     OPERATING INCOME
     Individual                                $             65,226  $           45,858   $          23,306
     Group Life and Health                                    9,092              17,422              14,584
     Life Reinsurance                                         7,993              17,391              11,492
     General Lines Brokerage                                 (2,935)             (1,887)               (521)
     Securities Management                                   27,506              23,667              27,285
     Real Estate Management                                  (3,783)               (184)                727
     Other Operations                                        85,862              15,204              (6,146)
                                               ---------------------  ------------------   -----------------
     Total                                     $            188,961  $          117,471   $          70,727
                                               =====================  ==================   =================



                                                      DECEMBER 31,
                                               1996                  1995
                                                     (IN THOUSANDS)
     IDENTIFIABLE ASSETS
     Individual                        $         13,547,132  $       12,104,989
     Group Life and Health                          590,545             542,139
     Life Reinsurance                               294,441             273,036
     General Lines Brokerage                        117,340             115,558
     Securities Management                          294,803             811,438
     Real Estate Management                         319,406             297,166
     Other Operations                               289,381             293,151
                                       ---------------------  ------------------
     Total                             $         15,453,048  $       14,437,477
                                       =====================  ==================

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

11.   LEASES AND RENTALS

      Rental expenses for operating leases, principally with respect to buildings, amounted to $14.8 million, $14.6 million and $13.8 million in 1996, 1995, and 1994, respectively. Future minimum rental payments under non-cancelable operating leases were approximately $41.9 million as of December 31, 1996, payable as follows: 1997 - $15.8 million; 1998 - $11.6 million; 1999 - $7.5 million; 2000 - $4.7 million; 2001 - $1.8 million;
      and $.5 million thereafter.

12.   DIRECT BUSINESS WRITTEN AND REINSURANCE

      As is customary practice in the insurance industry, Phoenix assumes and cedes reinsurance as a means of diversifying underwriting risk. The maximum amount of individual life insurance retained by the Company on any one life is $8,000,000 for single life and joint first-to-die policies and $10,000,000 for joint last-to-die policies, with excess amounts ceded to reinsurers. For reinsurance ceded, the Company remains liable in the event that assuming reinsurers are unable to meet the contractual obligations. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.


      Additional information on direct business written and reinsurance assumed and ceded for the years ended December 31, was as follows:

                                                             1996                 1995                  1994
                                                                              (IN THOUSANDS)
     Direct premiums                                 $         1,473,869  $         1,455,459  $          1,455,467
     Reinsurance assumed                                         276,630              271,498               205,387
     Reinsurance ceded                                          (231,677)            (270,082)             (264,852)
                                                     --------------------  -------------------  --------------------
     Net premiums                                    $         1,518,822  $         1,456,875  $          1,396,002
                                                     ====================  ===================  ====================

     Direct policy and contract claims incurred      $           575,824  $           605,545  $            610,004
     Reinsurance assumed                                         170,058              256,529               167,276
     Reinsurance ceded                                          (160,646)            (292,357)            ( 217,911)
                                                     --------------------  -------------------  --------------------
     Net policy and contract claims incurred        $            585,236  $           569,717  $            559,369
                                                     ====================  ===================  ====================

     Direct life insurance in force                 $       108,816,856   $       102,606,749  $         95,717,768
     Reinsurance assumed                                     61,109,836            36,724,852            27,428,529
     Reinsurance ceded                                      (51,525,976)          (34,093,090)          (24,372,415)
                                                     --------------------  -------------------  --------------------
     Net insurance in force                         $       118,400,716   $       105,238,511  $         98,773,882
                                                     ====================  ===================  ====================

       Irrevocable letters of credit aggregating $5.2 million at December 31, 1996 have been arranged with United States commercial banks in favor of Phoenix to collateralize the ceded reserves.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

13.    DEFERRED POLICY ACQUISITION COSTS

       The following reflects the amount of policy acquisition costs deferred and amortized for the years ended December 31:

                                                            1996                 1995                 1994
                                                                            (IN THOUSANDS)

     Balance at beginning of year                   $          816,128   $        1,128,227   $          832,839
     Acquisition expense deferred                              153,873              143,519              150,326
     Amortized to expense during the year                      (95,255)            (113,788)            (147,361)
     Adjustment to equity during the year                       51,528             (341,830)             292,423
                                                     ------------------   ------------------   ------------------

     Balance at end of year                         $          926,274   $          816,128   $        1,128,227
                                                     ==================   ==================   ==================

14.    MINORITY INTEREST

       The Company's interests in Phoenix Duff and Phelps Corporation and American Phoenix Corporation, through its wholly-owned subsidiary PM Holdings is represented by ownership of approximately 60% and 92%, respectively, of the outstanding shares of common stock at December 31, 1996. Earnings and stockholders' equity attributable to minority shareholders are included in minority interest in the consolidated financial statements along with PDP's preferred stock.

15.    CONTINGENCIES

       FINANCIAL GUARANTEES

       The Company is contingently liable for financial guarantees provided in the ordinary course of business on the repayment of principal and interest on certain industrial revenue bonds. The contractual amounts of financial guarantees reflect the Company's maximum exposure to credit loss in the event of nonperformance. The principal amount of bonds guaranteed by the Company at December 31, 1996 and 1995 was $88.8 million and $87.6 million, respectively. Management believes that any loss contingencies which may arise from the Company's financial guarantees would not have a material adverse effect on the Company's liquidity or financial condition.

       LITIGATION

     In 1996, the Company announced the settlement of a class action suit which was approved by a New York State Supreme Court judge on January 3, 1997. The suit related to the sale of individual participating life insurance and universal life insurance policies from 1980 to 1995. An after tax provision of $25 million was recorded in 1995. In addition, $7 million after-tax was expensed in 1996. The Company estimates the cost of settlement to be between $35 million and $40 million after tax. Management believes, after consideration of the provisions made in these financial statements, this suit will not have a material effect on the Company's financial position.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


       The Company is a defendant in various legal proceedings arising in the normal course of business. In the opinion of management, based on the advice of legal counsel after consideration of the provisions made in these financial statements, the ultimate resolution of these proceedings will not have a material effect on the Company's consolidated financial position.

16.    STATUTORY FINANCIAL INFORMATION

       The insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities. As of December 31, 1996, there were no material practices not prescribed by the Insurance Department of the State of New York. Statutory surplus differs from policyholders' equity reported in accordance with GAAP for life insurance companies primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, postretirement benefit costs are based on different assumptions and reflect a different method of adoption, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable.

       The following reconciles the statutory net income of the Company as reported to regulatory authorities to the net income as reported in these financial statements for the year ended December 31:

                                                                1996                1995              1994
                                                                             (IN THOUSANDS)

     Statutory net income                                $           72,961   $         64,198   $       4,152
     Deferred policy acquisition costs, net                          58,618             29,766           2,965
     Future policy benefits                                         (16,793)           (15,763)         (3,443)
     Pension and postretirement expenses                            (23,275)           (12,691)         (8,350)
     Investment valuation allowances                                 76,631             56,745          60,747
     Interest maintenance reserve                                    (5,158)             5,829         (19,545)
     Deferred income taxes                                          (67,064)           (10,021)        (11,626)
     Other, net                                                       4,808             (4,314)          5,778
                                                          -----------------   ----------------   --------------

     Net income, as reported                             $          100,728   $        113,749   $      30,678
                                                          =================   ================   ==============

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

       The following reconciles the statutory surplus and asset valuation reserve (AVR) of the Company as reported to regulatory authorities to equity as reported in these financial statements:

                                                           DECEMBER 31,
                                                      1996             1995
                                                          (IN THOUSANDS)


     Statutory surplus and AVR                $      1,102,200   $      875,322
     Deferred policy acquisition costs, net            897,096          864,505
     Future policy benefits                           (239,252)        (249,141)
     Pension and postretirement expenses              (152,112)        (133,452)
     Investment valuation allowances                  (139,562)        (171,889)
     Interest maintenance reserve                        6,897           11,872
     Deferred income taxes                              82,069           87,418
     Surplus notes                                    (157,500)
     Other, net                                         (2,367)          (3,048)
                                              -----------------   --------------
     Equity, as reported                      $       1,397,469  $    1,281,587
                                              =================   ==============

PHOENIX HOME LIFE VARIABLE
UNIVERSAL LIFE ACCOUNT


FINANCIAL STATEMENTS
DECEMBER 3 , 1996

                     STATEMENT OF ASSETS AND LIABILITIES
                              December 31, 1996

                                                                                            Multi-Sector
                                                              Money Market      Growth      Fixed Income
                                                              Sub-Account    Sub-Account    Sub-Account
                                                             -------------- --------------  --------------
Assets
 Investments at cost                                           $ 978,519     $22,876,322     $3,149,790
                                                                =========      =========      =========
 Investment in The Phoenix Edge Series Fund, at market         $ 978,519     $28,350,034     $3,331,209
                                                                ---------      ---------      ---------
  Total assets                                                   978,519      28,350,034      3,331,209
Liabilities
 Accrued expenses to related party                                   416          12,178          1,411
                                                                ---------      ---------      ---------
Net assets                                                     $ 978,103     $28,337,856     $3,329,798
                                                                =========      =========      =========
Accumulation units outstanding                                   587,306       7,871,230      1,433,300
                                                                =========      =========      =========
Unit value                                                     $1.665406     $  3.600181     $ 2.323169
                                                                =========      =========      =========

                                                              Total Return   International     Balanced
                                                              Sub-Account     Sub-Account     Sub-Account
                                                             -------------- ---------------  --------------
Assets
 Investments at cost                                          $14,349,994     $  982,452       $ 325,164
                                                                =========      =========       =========
 Investment in The Phoenix Edge Series Fund, at market        $15,266,717      $1,367,812      $ 366,385
                                                                ---------      ---------       ---------
  Total assets                                                 15,266,717      1,367,812         366,385
Liabilities
 Accrued expenses to related party                                  6,530            568             155
                                                                ---------      ---------       ---------
Net assets                                                    $15,260,187     $1,367,244       $ 366,230
                                                                =========      =========       =========
Accumulation units outstanding                                  6,343,059        821,781         239,440
                                                                =========      =========       =========
Unit value                                                    $  2.405809     $ 1.663758       $1.529526
                                                                =========      =========       =========

                                                              Real Estate   Strategic Theme
                                                              Sub-Account     Sub-Account
                                                             --------------  ---------------
Assets
 Investments at cost                                           $  10,206       $ 206,975
                                                                =========      =========
 Investment in The Phoenix Edge Series Fund, at market         $  12,454       $ 208,893
                                                                ---------      ---------
  Total assets                                                    12,454         208,893
Liabilities
 Accrued expenses to related party                                     5              90
                                                                ---------      ---------
Net assets                                                     $  12,449       $ 208,803
                                                                =========      =========
Accumulation units outstanding                                     9,514         208,296
                                                                =========      =========
Unit value                                                     $1.308395       $1.002434
                                                                =========      =========

                                                              Wanger            Wanger
                                                            International        U.S.
                                                             Small Cap         Small Cap
                                                             Sub-Account       Sub-Account
                                                            ---------------  ---------------
Assets
 Investments at cost                                          $   9,941        $  15,188
                                                              =========         =========
 Investment in Wanger Advisors Trust, at market               $  10,200        $  15,517
                                                              ---------         ---------
  Total assets                                                   10,200           15,517
Liabilities
 Accrued expenses to related party                                    2                2
                                                              ---------         ---------
Net assets                                                    $  10,198        $  15,515
                                                              =========         =========
Accumulation units outstanding                                    9,941           15,188
                                                              =========         =========
Unit value                                                    $1.025920        $1.021523
                                                              =========         =========

                       See Notes to Financial Statements

                           STATEMENT OF OPERATIONS
                    For the period ended December 31, 1996

                                                                                       Multi-Sector
                                                         Money Market      Growth      Fixed Income
                                                          Sub-Account    Sub-Account    Sub-Account
                                                        -------------- --------------  --------------
Investment income
  Distributions                                             $40,562      $  258,317      $235,922
Expenses
 Mortality and expense risk charges                           4,141         134,420        15,953
                                                            --------       --------       --------
Net investment income                                        36,421         123,897       219,969
                                                            --------       --------       --------
Net realized gain (loss) from share transactions                 --           9,313        (1,910)
Net realized gain distribution from Fund                         --       1,896,575        98,546
Net unrealized appreciation on investment                        --       1,035,122        33,342
                                                            --------       --------       --------
Net gain on investments                                          --       2,941,010       129,978
                                                            --------       --------       --------
Net increase in net assets resulting from operations        $36,421      $3,064,907      $349,947
                                                            ========       ========       ========

                                                         Total Return   International      Balanced
                                                          Sub-Account    Sub-Account     Sub-Account
                                                        -------------- ---------------  --------------
Investment income                                         $
  Distributions                                              324,203       $ 19,608        $  9,521
Expenses
 Mortality and expense risk charges                           74,618          6,589           1,696
                                                            --------       --------        --------
Net investment income                                        249,585         13,019           7,825
                                                            --------       --------        --------
Net realized gain from share transactions                      8,732          5,574           2,781
Net realized gain distribution from Fund                     948,107         30,399          31,838
Net unrealized appreciation (depreciation) on
  investment                                                   9,110        165,636         (10,943)
                                                            --------       --------        --------
Net gain on investments                                      965,949        201,609          23,676
                                                            --------       --------        --------
Net increase in net assets resulting from operations      $1,215,534       $214,628        $ 31,501
                                                            ========       ========        ========

                                                          Real Estate   Strategic Theme
                                                         Sub-Account(1)  Sub-Account(1)
                                                        --------------- ---------------
Investment income
  Distributions                                              $   161         $  866
Expenses
 Mortality and expense risk charges                              24             559
                                                            --------        --------
Net investment income                                           137             307
                                                            --------        --------
Net realized gain from share transactions                         3           1,731
Net realized gain distribution from Fund                        132              --
Net unrealized appreciation on investment                     2,248           1,918
                                                            --------        --------
Net gain on investments                                       2,383           3,649
                                                            --------        --------
Net increase in net assets resulting from operations         $2,520          $3,956
                                                            ========        ========

                                                               Wanger          Wanger
                                                            International       U.S.
                                                              Small Cap       Small Cap
                                                           Sub-Account(2)  Sub-Account(2)
                                                          ---------------  ---------------
Investment income
  Distributions                                                 $ --            $ --
Expenses
 Mortality and expense risk charges                                2               2
                                                                ------          ------
Net investment loss                                               (2)             (2)
                                                                ------          ------
Net unrealized appreciation on investment                        259             329
                                                                ------          ------
Net gain on investments                                          259             329
                                                                ------          ------
Net increase in net assets resulting from operations            $257            $327
                                                                ======          ======

(1) From inception May 1, 1996 to December 31, 1996
(2) From inception December 19, 1996 to December 31, 1996

                      See Notes to Financial Statements

                      STATEMENT OF CHANGES IN NET ASSETS
                    For the period ended December 31, 1996

                                                                                   Multi-Sector
                                                     Money Market      Growth      Fixed Income
                                                     Sub-Account    Sub-Account    Sub-Account
                                                   -------------- --------------  --------------
From operations
 Net investment income                               $    36,421    $   123,897     $  219,969
 Net realized gain                                            --      1,905,888         96,636
 Net unrealized appreciation                                  --      1,035,122         33,342
                                                     -----------    -----------    -----------
 Net increase in net assets resulting from
  operations                                              36,421      3,064,907        349,947
                                                     -----------    -----------    -----------
From accumulation unit transactions
 Participant deposits                                    634,438        452,681         14,305
 Participant transfers                                (1,421,417)       969,934        199,755
 Participant withdrawals                                 (40,436)      (760,557)       (79,930)
                                                     -----------    -----------    -----------
 Net increase (decrease) in net assets resulting
  from participant transactions                         (827,415)       662,058        134,130
                                                     -----------    -----------    -----------
 Net increase (decrease) in net assets                  (790,994)     3,726,965        484,077
Net assets
 Beginning of period                                   1,769,097     24,610,891      2,845,721
                                                     -----------    -----------    -----------
 End of period                                       $   978,103    $28,337,856     $3,329,798
                                                     ===========    ===========    ===========

                                                     Total Return   International     Balanced
                                                     Sub-Account     Sub-Account    Sub-Account
                                                   -------------- ---------------   --------------
From operations
 Net investment income                               $   249,585     $   13,019       $  7,825
 Net realized gain                                       956,839         35,973         34,619
 Net unrealized appreciation (depreciation)                9,110        165,636        (10,943)
                                                     -----------     -----------    -----------
 Net increase in net assets resulting from
  operations                                           1,215,534        214,628         31,501
                                                     -----------     -----------    -----------
From accumulation unit transactions
 Participant deposits                                     86,027         10,839          3,413
 Participant transfers                                  (186,193)       183,042         (1,861)
 Participant withdrawals                                (514,891)      (190,854)       (20,610)
                                                     -----------     -----------    -----------
 Net increase (decrease) in net assets resulting
  from participant transactions                         (615,057)         3,027        (19,058)
                                                     -----------     -----------    -----------
 Net increase in net assets                              600,477        217,655         12,443
Net assets
 Beginning of period                                  14,659,710      1,149,589        353,787
                                                     -----------     -----------    -----------
 End of period                                       $15,260,187     $1,367,244       $366,230
                                                     ===========     ===========    ===========

                       See Notes to Financial Statements

                      STATEMENT OF CHANGES IN NET ASSETS
                    For the period ended December 31, 1996
                                 (Continued)

                                                      Real Estate   Strategic Theme
                                                    Sub-Account(1)  Sub-Account(1)
                                                   ---------------  ---------------
From operations
 Net investment income                                  $   137        $    307
 Net realized gain                                          135           1,731
 Net unrealized appreciation                              2,248           1,918
                                                      -----------     -----------
 Net increase in net assets resulting from
  operations                                              2,520           3,956
                                                      -----------     -----------
From accumulation unit transactions
 Participant deposits                                     7,496          14,491
 Participant transfers                                    2,604         231,488
 Participant withdrawals                                   (171)        (41,132)
                                                      -----------     -----------
 Net increase in net assets resulting from
  participant transactions                                9,929         204,847
                                                      -----------     -----------
 Net increase in net assets                              12,449         208,803
Net assets
 Beginning of period                                         --              --
                                                      -----------     -----------
 End of period                                          $12,449        $208,803
                                                      ===========     ===========

                                                        Wanger          Wanger
                                                     International       U.S.
                                                       Small Cap       Small Cap
                                                    Sub-Account(2)  Sub-Account(2)
                                                   ---------------  ---------------
From operations
 Net investment loss                                    $    (2)        $    (2)
 Net unrealized appreciation                                259             329
                                                      -----------     -----------
 Net increase in net assets resulting from
  operations                                                257             327
                                                      -----------     -----------
From accumulation unit transactions
 Participant deposits                                        --              --
 Participant transfers                                    9,941          15,188
 Participant withdrawals                                     --              --
                                                      -----------     -----------
 Net increase in net assets resulting from
  participant transactions                                9,941          15,188
                                                      -----------     -----------
 Net increase in net assets                              10,198          15,515
Net assets
 Beginning of period                                         --              --
                                                      -----------     -----------
 End of period                                          $10,198         $15,515
                                                      ===========     ===========

(1) From inception May 1, 1996 to December 31, 1996
(2) From inception December 19, 1996 to December 31, 1996

                      See Notes to Financial Statements

                      STATEMENT OF CHANGES IN NET ASSETS
                     For the year ended December 31, 1995

                                                     Money Market      Growth          Bond
                                                     Sub-Account    Sub-Account    Sub-Account
                                                   -------------- --------------   --------------
From operations
 Net investment income                               $    33,362    $   131,601     $  186,204
 Net realized gain                                            --      2,619,811          1,620
 Net unrealized appreciation                                  --      2,956,232        301,487
                                                     -----------    -----------    -----------
 Net increase in net assets resulting from
  operations                                              33,362      5,707,644        489,311
                                                     -----------    -----------    -----------
From accumulation unit transactions
 Participant deposits                                  2,512,707        201,627         14,324
 Participant transfers                                (1,044,988)       545,333        836,912
 Participant withdrawals                                (360,811)      (575,241)       (76,771)
                                                     -----------    -----------    -----------
 Net increase in net assets resulting from
  participant transactions                             1,106,908        171,719        774,465
                                                     -----------    -----------    -----------
 Net increase in net assets                            1,140,270      5,879,363      1,263,776
Net assets
 Beginning of period                                     628,827     18,731,528      1,581,945
                                                     -----------    -----------    -----------
 End of period                                       $ 1,769,097    $24,610,891     $2,845,721
                                                     ===========    ===========    ===========

                                                     Total Return   International     Balanced
                                                     Sub-Account     Sub-Account    Sub-Account
                                                   -------------- ---------------   --------------
From operations
 Net investment income (loss)                        $   378,640     $   (2,042)      $  9,911
 Net realized gain                                       898,722            123          7,172
 Net unrealized appreciation                             935,547         97,577         50,815
                                                     -----------     -----------    -----------
 Net increase in net assets resulting from
  operations                                           2,212,909         95,658         67,898
                                                     -----------     -----------    -----------
From accumulation unit transactions
 Participant deposits                                    176,526         25,671             82
 Participant transfers                                  (140,439)      (274,219)       (19,445)
 Participant withdrawals                                (479,778)       (94,246)       (17,165)
                                                     -----------     -----------    -----------
 Net decrease in net assets resulting from
  participant transactions                              (443,691)      (342,794)       (36,528)
                                                     -----------     -----------    -----------
 Net increase (decrease) in net assets                 1,769,218       (247,136)        31,370
Net assets
 Beginning of period                                  12,890,492      1,396,725        322,417
                                                     -----------     -----------    -----------
 End of period                                       $14,659,710     $1,149,589       $353,787
                                                     ===========     ===========    ===========

                      See Notes to Financial Statements

              PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                        NOTES TO FINANCIAL STATEMENTS

Note 1--Organization

  Phoenix Home Life Variable Universal Life Account (the "Account") is a separate investment account of Phoenix Home Life Mutual Insurance Company (Phoenix). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. Policies offered by the Account have a death benefit, cash surrender value and loan privileges. The account was established January 1, 1987 and currently consists of ten Sub-Accounts, each of which invest in a corresponding series of The Phoenix Edge Series Fund and Wanger Advisors Trust ("the Funds").

  Each series has distinct investment objectives. The Money Market Series is a short-term investment fund, the Growth Series is a growth common stock fund, the Multi-Sector Fixed Income (formerly Bond) Series is a long-term debt fund, the Total Return Series invests in equity securities and long and short-term debt, the International Series invests primarily in an internationally diversified portfolio of equity securities, and the Balanced Series is a balanced fund which invests in growth stocks and at least 25% of its assets in fixed income senior securities. The Real Estate Series invests in marketable securities of publicly traded real estate investment trusts ("REITs") and companies that are principally engaged in the real estate industry, the Strategic Theme Series invests in securities of companies believed to benefit from specific trends, the Wanger International Small Cap Series invests in securities of non-U.S. companies with a stock market capitalization of less than $1 billion and the Wanger U.S. Small Cap series invests in growth common stock of U.S. companies with stock market capitalization of less than $1 billion. Additionally, policyowners may also direct the allocation of their investments between the Account and the Guaranteed Interest Account of the general account of Phoenix.

Note 2--Significant Accounting Policies

  A. Valuation of Investments: Investments are made exclusively in the Funds and are valued at the net asset values per share of the respective Series.

  B. Investment transactions and related income: Realized gains and losses include capital gain distributions from the Funds as well as gains and losses on sales of shares in the Funds determined on the LIFO (last in, first out) basis.

  C. Income taxes: The Account is not a separate entity from Phoenix and under current federal income tax law, income arising from the Account is not taxed since reserves are established equivalent to such income. Therefore, no provision for related federal or state income taxes is required.

  D. Distributions: Distributions are recorded as investment income on the ex-dividend date.

Note 3--Purchases and Sales of Shares of the Funds

  Purchases and sales of shares of the Funds for the period ended December 31, 1996 aggregated the following:

 Sub-Account                      Purchases       Sales
 ------------------------------- ------------  -------------
The Phoenix Edge Series Fund:
 Money Market                     $  887,185   $1,677,926
 Growth                            3,766,336    1,081,280
 Multi-Sector Fixed Income           715,251      262,345
 Total Return                      1,287,385      703,996
 International                       270,695      224,139
 Balanced                             83,970       63,349
 Real Estate                          10,383          180
 Strategic Theme                     240,043       34,799
Wanger Advisors Trust:
 International Small Cap               9,941           --
 U.S. Small Cap                       15,188           --

Note 4--Participant Accumulation Unit Transactions (in units)

                                                                    Sub-Account
                                     -----------------------------------------------------------------------
                                         Money                   Multi-Sector      Total
                                        Market       Growth      Fixed Income     Return      International
                                      -----------  -----------  --------------  -----------  ----------------
Units outstanding, beginning of
  period                               1,110,073    7,657,646     1,370,166      6,611,709        815,737
Participant deposits                     389,078      135,971         6,619         37,637          6,899
Participant transfers                   (886,759)     302,948        93,835        (82,219)       120,652
Participant withdrawals                  (25,086)    (225,335)      (37,320)      (224,068)      (121,507)
                                      -----------  -----------   -----------    -----------    -----------
Units outstanding, end of period         587,306    7,871,230     1,433,300      6,343,059        821,781
                                      ===========  ===========   ===========    ===========    ===========

                                                                  Sub-Account
                                     --------------------------------------------------------------------
                                                    Real    Strategic  Wanger International   Wanger U.S.
                                       Balanced    Estate     Theme          Small Cap         Small Cap
                                     -----------  -------- -----------  -------------------- -------------
Units outstanding, beginning of
  period                               254,460        --          --              --                --
Participant deposits                     2,386     7,241      14,840              --                --
Participant transfers                   (2,953)    2,434     235,391           9,941            15,188
Participant withdrawals                (14,453)     (161)    (41,935)             --                --
                                       -------     -----     -------           -----            ------
Units outstanding, end of period       239,440     9,514     208,296           9,941            15,188
                                       =======     =====     =======           =====            ======

              PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                        NOTES TO FINANCIAL STATEMENTS

Note 5--Policy Loans

  Transfers are made to Phoenix's general account as a result of policy loans. Policy provisions allow policyowners to borrow up to 75% of a policy's cash value during the first three policy years and up to 90% of cash value thereafter, with interest of 8% due and payable on each policy anniversary.
At the time a loan is granted, an amount equivalent to the amount of the loan is transferred from the Account to Phoenix's general account as collateral for the outstanding loan. These transfers are included in participant withdrawals in the accompanying financial statements. Amounts in the general account are credited with interest at 7.25%. Loan repayments result in a transfer of collateral back to the Account.

Note 6--Investment Advisory Fees and Related Party Transactions

  Phoenix and its indirect, majority owned subsidiary, Phoenix Equity Planning Corporation, a registered broker/dealer in securities, provide all services to the Account.

  The cost of insurance is charged to each policy on a monthly basis by a withdrawal of participant units prorated among the elected Sub-accounts. The amount charged to each policy depends on a number of variables including sex, age and risk class as well as the death benefit and cash value of the policy. Such costs aggregated $434,754 during the period ended December 31, 1996.

  Upon partial surrender of a policy, a surrender fee of the lesser of $25 or 2% of the partial surrender amount paid and a fraction of the balance of any unpaid acquisition expense allowance is deducted from the policy value and paid to Phoenix.

  Phoenix Equity Planning Corporation is the principal underwriter and distributor for the Account. Phoenix Equity Planning Corporation is reimbursed for its distribution and underwriting expenses by Phoenix.

  An acquisition expense allowance is paid to Phoenix over a ten year period from contract inception by a withdrawal of units. The acquisition expense allowance consists of a sales load of 5.5% of the issue premium to compensate Phoenix for distribution expenses incurred, an issue administration charge of 1.0% of the issue premium to compensate Phoenix for underwriting and start-up expenses and premium taxes which currently range from 0.75% to 4% of premiums paid based on the state where the policyowner resides. In the event of a surrender before ten years, the unpaid balance of the acquisition expense allowance is deducted and paid to Phoenix.

  Phoenix assumes the mortality risk that insureds may live for a shorter time than projected because of inaccuracies in the projecting process and, accordingly, that an aggregate amount of death benefits greater than projected will be payable. The expense risk assumed is that expenses incurred in issuing the policies may exceed the limits on administrative charges set in the policies. In return for the assumption of these mortality and expense risks, Phoenix charges the Account an annual rate of 0.50% of the average daily net assets of the Account for mortality and expense risks assumed.

Note 7--Diversification Requirements

  Under the provisions of Section 817(h) of the Internal Revenue Code (the
Code), a variable universal life contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a universal life contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

  The Internal Revenue Service has issued regulations under Section 817(h) of the Code. Phoenix believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

                      REPORT OF INDEPENDENT ACCOUNTANTS

[LOGOTYPE] Price Waterhouse LLP                                         [LOGO]

To the Board of Directors of Phoenix Home Life Mutual Insurance Company and
 Participants of Phoenix Home Life Variable Universal Life Account

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Money Market Sub-Account, Growth Sub- Account, Multi-Sector Fixed Income Sub-Account (formerly the Bond Sub-Account), Total Return Sub-Account, International Sub-Account, Balanced Sub-Account, Real Estate Sub-Account, Strategic Theme Sub-Account, Wanger International Small Cap Sub-Account and Wanger U.S. Small Cap Sub-Account (constituting the Phoenix Home Life Variable Universal Life Account, hereafter referred to as the "Account") at December 31, 1996, the results of each of their operations for the periods then ended and the changes in each of their net assets for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits which included confirmation of investments at December 31, 1996 by correspondence with the Funds, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP

Hartford, Connecticut
February 12, 1997

PHOENIX HOME LIFE
VARIABLE UNIVERSAL LIFE ACCOUNT
Phoenix Home Life Mutual Insurance Company
One American Row
Hartford, Connecticut 06115

Underwriter
Phoenix Equity Planning Corporation
P.O. Box 2200
100 Bright Meadow Boulevard
Enfield, Connecticut 06083-2200

Custodians
The Chase Manhattan Bank, N.A.
1 Chase Manhattan Plaza
Floor 3B
New York, New York 10081

Brown Brothers Harriman & Co.
(International Series)
40 Water Street
Boston, Massachusetts 02109

State Street Bank and Trust
(Real Estate Series)
P.O. Box 351
Boston, Massachusetts 02101

Independent Accountants
Price Waterhouse LLP
One Financial Plaza
Hartford, Connecticut 06103

APPENDIX A


THE GUARANTEED INTEREST ACCOUNT

    Contributions to the GIA under the Policy and transfers to the GIA become part of the Phoenix General Account (the "General Account"), which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, interest in the General Account has not been registered under the Securities Act of 1933 ("1933 Act") nor is the General Account registered as an investment company under the Investment Company Act of 1940 ("1940 Act"). Accordingly, neither the General Account nor any interest therein is specifically subject to the provisions of the 1933 or 1940 Acts and the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus concerning the GIA. Disclosures regarding the GIA and the General Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

    The General Account is made up of all of the general assets of Phoenix other than those allocated to any separate account. Premium payments will be allocated to the GIA and, therefore, the General Account, as elected by the Policyowner at the time of purchase or as subsequently changed. Phoenix will invest the assets of the General Account in assets chosen by it and allowed by applicable law. Investment income from General Account assets is allocated between Phoenix and the contracts participating in the General Account, in accordance with the terms of such contracts.

    Investment income from the General Account allocated to Phoenix includes compensation for mortality and expense risks borne by it in connection with General Account contracts.

    The amount of investment income allocated to the Policies will vary from year to year in the sole discretion of Phoenix. However, Phoenix guarantees that it will credit interest at a rate of not less than 4% per year, compounded annually, to amounts allocated to the GIA. Phoenix may credit interest at a rate in excess of 4% per year; however, it is not obligated to credit any interest in excess of 4% per year.

    Bi-weekly, Phoenix will set the excess interest rate, if any, that will apply to amounts deposited to the GIA. That rate will remain in effect for such deposits for an initial guarantee period of one full year from the date of deposit. Upon expiration of the initial one-year guarantee period (and each subsequent one-year guarantee period thereafter), the rate to be applied to any deposits whose guaranteed period has just ended will be the same rate as is applied to new deposits allocated to the GIA at that time. This rate will likewise remain in effect for a guarantee period of one full year from the date the new rate is applied.

    Excess interest, if any, will be determined by Phoenix based on information as to expected investment yields. Some of the factors that Phoenix may consider in determining whether to credit interest to amounts allocated to the GIA and the amount thereof, are general economic trends, rates of return currently available and anticipated on investments, regulatory and tax requirements and competitive factors. ANY INTEREST CREDITED TO AMOUNTS ALLOCATED TO THE GIA IN EXCESS OF 4% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF PHOENIX AND WITHOUT REGARD TO ANY SPECIFIC FORMULA. THE POLICYOWNER ASSUMES
THE RISK THAT INTEREST CREDITED TO GIA ALLOCATIONS MAY NOT EXCEED THE MINIMUM GUARANTEE OF 4% FOR ANY GIVEN YEAR.

    Phoenix is aware of no statutory limitations on the maximum amount of interest it may credit, and the Board of Directors has set no limitations. However, inherent in Phoenix's exercise of discretion in this regard is the equitable allocation of distributable earnings and surplus among its various policyholders and Contract Owners.

    Excess interest, if any, will be credited on the GIA Policy Value. Phoenix guarantees that, at any time, the GIA Policy Value will not be less than the amount of premium payments allocated to the GIA, plus interest at the rate of 4% per year, compounded annually, plus any additional interest which Phoenix may, in its discretion, credit to the GIA, less the sum of all annual administrative or surrender charges, any applicable premium taxes, and less any amounts surrendered or loaned. If the Policyowner surrenders the Policy, the amount available from the GIA will be reduced by any applicable surrender charge and annual administration charge. See "Deductions and Charges."

IN GENERAL, ONE TRANSFER PER CONTRACT YEAR IS ALLOWED FROM THE GIA. THE
AMOUNT WHICH CAN BE TRANSFERRED IS LIMITED TO THE GREATER OF $1,000 OR 25% OF THE CONTRACT VALUE IN THE GIA AT THE TIME OF THE TRANSFER. UNDER THE SYSTEMATIC TRANSFER PROGRAM, TRANSFERS OF APPROXIMATELY EQUAL AMOUNTS MAY BE MADE OVER A MINIMUM 18-MONTH PERIOD. NON-SYSTEMATIC TRANSFERS FROM THE GIA WILL BE EFFECTUATED ON THE DATE OF RECEIPT BY VPMO, UNLESS OTHERWISE REQUESTED BY THE CONTRACT OWNER.

                                   APPENDIX B

             ILLUSTRATIONS OF DEATH BENEFITS, ACCUMULATION VALUES,
                     CASH VALUES, AND ACCUMULATED PREMIUMS.


    The tables illustrate how a Policy's death benefits, accumulation values and cash values may vary over time assuming hypothetical gross (after tax) investment return rates of 0 and 12%, i.e., the investment income and capital gains and losses, realized or unrealized of the Fund is equivalent to the assumed hypothetical gross annual investment return rates of 0% and 12%. The tables are based on current or guaranteed mortality charges as indicated, and on a single premium of $10,000.

1. The illustration on page 69 is for a policy issued to a male nonsmoker age 35 with the maximum amount of insurance under the contract.

2. The illustration on page 70 is for a policy issued to a female nonsmoker age 35 with the maximum amount of insurance under the contract.

3. The illustration on page 71 is for a policy issued to a male nonsmoker age 35 with the minimum amount of insurance under the contract.

4. The illustration on page 72 is for a policy issued to a female nonsmoker age 35 with the minimum amount of insurance under the contract.

    The death benefits, accumulation values, and cash values would be different from those shown if the actual gross investment return averaged 0% or 12%, but fluctuated above or below the averaged rate at various points in time. These benefits and values also would change if the assumptions underlying the illustrations (for example age of the Insured, Insured's smoking status, premium amount paid or Target Face Amount selected) were different.


    The death benefit, accumulation value, and cash value amounts reflect the following current or guaranteed maximum charges:

1.  Acquisition Expense Charge (see "Charges and Deductions "Acquisition
    Expense").

2.  Cost of Insurance Charge (see "Charges and Deductions--Cost of Insurance").

3. Mortality and Expense Risk Charge, which is equal to .50%, on an annual basis, of the net asset value of the VUL Account (see "Charges and Deductions--Mortality and Expense Risk Charge").


    These illustrations also assume an average investment advisory fee of .96% on an annual basis, of the average daily net asset value of each of the Series of the Funds. These illustrations also assume other ongoing average Fund expenses of .22%. All other Fund expenses, except capital expenses, are assumed by the Advisers or by Phoenix. Management may decide to limit the amount of expense reimbursement in the future. If expense reimbursement had not been in place for the fiscal year ended December 31, 1996, total operating expenses for the Growth, Multi-Sector, Allocation, Money Market, Balanced, Real
Estate, Theme, Asia, International, U.S. Small Cap and International Small Cap Series would have been approximately .72%, .67%, .70%, .55%, .68%, 1.43%,
1.28%, 2.87%, 1.04%, 1.21% and 1.79%, respectively, of the average net assets of the Series. (See "Charges and Deductions--Investment Management Charge.")

    Taking into account the Mortality and Expense Risk Charge and the investment advisory fees and expenses, the gross annual investment return rates of 0% and 12% on the Funds' assets are equivalent to net annual investment return rates of approximately -1.45% and 10.49%, respectively.


    The hypothetical returns shown in the tables are without any tax charges that may be attributable to the VUL Account in the future. If such Tax Charges are imposed in the future, then in order to produce after tax returns equal to those illustrated for 0% and 12%, a sufficiently higher amount in excess of the hypothetical interest rates would have to be earned. (S e "Charges and Deduction--Other Charges--Taxes.")

    The second column of each table shows the amount that would accumulate if an amount equal to the Single Premium were invested to earn interest, after taxes, at 5% compounded annually.


    A comparable illustration based on a proposed Insured's age and sex and a proposed Death Benefit and single premium is available upon request. In states where cost of insurance rates are not based on the insured's sex, the tables designated "male" apply to all standard risk insureds who are nonsmokers.

                                                               PREMIUM: $10,000
                                                    TARGET FACE AMOUNT: $53,666
MALE 35 NONSMOKER                                 MINIMUM FACE AMOUNT RIDER: $0


              THE PHOENIX EDGE -- A VARIABLE UNIVERSAL LIFE POLICY


                                                         ASSUMING
                         ------------------------------------------------------------------------
                                  CURRENT CHARGES                      GUARANTEED CHARGES
                         ----------------------------------    ----------------------------------
              PREMIUM     ACCOUNT       CASH        DEATH      ACCOUNT       CASH        DEATH
              ACCUM.       VALUE       VALUE       BENEFIT      VALUE        VALUE      BENEFIT
   YEAR       @ 5.0%      @ 12.00%    @ 12.00%    @ 12.00%      @ 0.0%      @ 0.0%       @ 0.0%
----------   ---------   ----------   --------    ---------    --------    ---------   ----------

         1      10,500       10,914     10,127       57,043       9,694        8,907       50,706
         2      11,025       11,920     11,220       60,682       9,395        8,695       47,521
         3      11,576       13,026     12,414       64,464       9,101        8,489       44,541
         4      12,155       14,242     13,717       68,401       8,812        8,288       41,754
         5      12,763       15,578     15,140       72,510       8,528        8,091       39,146

         6      13,401       17,032     16,682       76,743       8,249        7,899       36,705
         7      14,071       18,627     18,365       81,165       7,974        7,711       34,422
         8      14,775       20,342     20,167       85,655       7,703        7,528       32,287
         9      15,513       22,219     22,131       90,337       7,436        7,348       30,288
        10      16,289       24,274     24,274       95,240       7,173        7,173       28,418

        11      17,103       26,567     26,567      100,230       7,001        7,001       26,666
        12      17,959       29,070     29,070      105,466       6,831        6,831       25,022
        13      18,857       31,801     31,801      110,977       6,664        6,664       23,480
        14      19,799       34,781     34,781      116,777       6,500        6,500       22,033
        15      20,789       38,031     38,031      122,882       6,338        6,338       20,674

        16      21,829       41,574     41,574      129,308       6,178        6,178       19,400
        17      22,920       45,435     45,435      136,074       6,020        6,020       18,204
        18      24,066       49,637     49,637      143,202       5,865        5,865       17,082
        19      25,270       54,208     54,208      150,709       5,710        5,710       16,029
        20      26,533       59,174     59,174      158,621       5,557        5,557       15,040

      @ 65      43,219      138,799    138,799      266,131       4,112        4,112        7,960

Death Benefit, Accumulation Value, and Cash Value are based on the hypothetical gross percentage rates shown, assume current and guaranteed mortality charges, no policy loans or withdrawals have been made, and are calculated at the end of the Policy Year. Values shown reflect an effective annual asset charge of 1.46% (includes average fund operating expenses of 0.96% and mortality and expense risk charge of 0.5%). Hypothetical gross percentage rates are illustrative only and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical rates illustrated.


Assumes premium tax of 2.25%.

                                                               PREMIUM: $10,000
                                                    TARGET FACE AMOUNT: $61,376
                                                  MINIMUM FACE AMOUNT RIDER: $0
FEMALE 35 NONSMOKER             1035 EXCHANGE FUND APPLIED (INCL. IN PREM.): $0


              THE PHOENIX EDGE -- A VARIABLE UNIVERSAL LIFE POLICY


                                                       ASSUMING
                       ------------------------------------------------------------------------
                                 CURRENT CHARGES                     GUARANTEED CHARGES
                       -----------------------------------   ----------------------------------
            PREMIUM     ACCOUNT      CASH          DEATH     ACCOUNT      CASH         DEATH
            ACCUM.       VALUE       VALUE        BENEFIT     VALUE       VALUE       BENEFIT
 YEAR       @ 5.0%     @ 12.00%    @ 12.00%      @ 12.00%    @ 0.0%      @ 0.0%       @ 0.0%
-------     -------    ---------   ---------     ---------   -------    ---------   -----------

      1      10,500       10,914      10,126        65,244     9,693        8,906        57,992
      2      11,025       11,918      11,218        69,417     9,391        8,691        54,349
      3      11,576       13,021      12,409        73,757     9,094        8,482        50,942
      4      12,155       14,233      13,708        78,280     8,802        8,277        47,753
      5      12,763       15,564      15,126        83,005     8,513        8,076        44,771

      6      13,401       17,010      16,660        87,876     8,229        7,879        41,980
      7      14,071       18,595      18,332        92,968     7,948        7,686        39,369
      8      14,775       20,293      20,118        98,129     7,672        7,497        36,926
      9      15,513       22,149      22,062       103,512     7,399        7,311        34,641
     10      16,289       24,179      24,179       109,145     7,131        7,131        32,502

     11      17,103       26,438      26,438       114,847     6,954        6,954        30,499
     12      17,959       28,903      28,903       120,827     6,781        6,781        28,619
     13      18,857       31,592      31,592       127,117     6,611        6,611        26,855
     14      19,799       34,524      34,524       133,736     6,444        6,444        25,199
     15      20,789       37,723      37,723       140,699     6,280        6,280        23,646

     16      21,829       41,212      41,212       148,035     6,119        6,119        22,188
     17      22,920       45,019      45,019       155,769     5,960        5,960        20,821
     18      24,066       49,171      49,171       163,931     5,804        5,804        19,537
     19      25,270       53,701      53,701       172,560     5,651        5,651        18,333
     20      26,533       58,640      58,640       181,673     5,500        5,500        17,203

   @ 65      43,219      139,091     139,091       302,478     4,147        4,147         9,105

Death Benefit, Accumulation Value, and Cash Value are based on the hypothetical gross percentage rates shown, assume current and guaranteed mortality charges, no policy loans or withdrawals have been made, and are calculated at the end of the Policy Year. Values shown reflect an effective annual asset charge of 1.46% (includes average fund operating expenses of 0.96% and mortality and expense risk charge of 0.5%). Hypothetical gross percentage rates are illustrative only and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical rates illustrated.


Assumes premium tax of 2.25%.

                                                               PREMIUM: $10,000
                                                    TARGET FACE AMOUNT: $39,283
                                                  MINIMUM FACE AMOUNT RIDER: $0
MALE 35 NONSMOKER               1035 EXCHANGE FUND APPLIED (INCL. IN PREM.): $0


              THE PHOENIX EDGE -- A VARIABLE UNIVERSAL LIFE POLICY


                                                       ASSUMING
                       -------------------------------------------------------------------------
                                 CURRENT CHARGES                     GUARANTEED CHARGES
                       -----------------------------------   -----------------------------------
            PREMIUM     ACCOUNT       CASH         DEATH     ACCOUNT        CASH        DEATH
            ACCUM.       VALUE        VALUE       BENEFIT     VALUE         VALUE      BENEFIT
 YEAR       @ 5.0%     @ 12.00%     @ 12.00%     @ 12.00%     @ 0.0%       @ 0.0%       @ 0.0%
-------     -------    ---------    ---------    ---------   --------     ---------   ----------

      1      10,500       10,927       10,140       42,072      9,718         8,930       37,443
      2      11,025       11,949       11,249       45,128      9,440         8,740       35,429
      3      11,576       13,074       12,461       48,339      9,167         8,555       33,527
      4      12,155       14,312       13,787       51,717      8,898         8,374       31,731
      5      12,763       15,674       15,237       55,278      8,634         8,196       30,036

      6      13,401       17,164       16,814       59,005      8,373         8,023       28,435
      7      14,071       18,802       18,539       62,939      8,115         7,853       26,923
      8      14,775       20,577       20,402       67,020      7,861         7,686       25,496
      9      15,513       22,524       22,437       71,325      7,611         7,523       24,148
     10      16,289       24,662       24,662       75,878      7,364         7,364       22,875

     11      17,103       27,064       27,064       80,614      7,207         7,207       21,671
     12      17,959       29,694       29,694       85,637      7,051         7,051       20,531
     13      18,857       32,574       32,574       90,974      6,898         6,898       19,451
     14      19,799       35,726       35,726       96,645      6,747         6,747       18,427
     15      20,789       39,175       39,175      102,670      6,598         6,598       17,458

     16      21,829       42,947       42,947      109,072      6,450         6,450       16,539
     17      22,920       47,072       47,072      115,876      6,305         6,305       15,669
     18      24,066       51,578       51,578      123,109      6,160         6,160       14,844
     19      25,270       56,497       56,497      130,798      6,017         6,017       14,063
     20      26,533       61,864       61,864      138,974      5,874         5,874       13,323

   @ 65      43,219      150,258      150,258      255,985      4,511         4,511        7,760

Death Benefit, Accumulation Value, and Cash Value are based on the hypothetical gross percentage rates shown, assume current and guaranteed mortality charges, no policy loans or withdrawals have been made, and are calculated at the end of the Policy Year. Values shown reflect an effective annual asset charge of 1.46% (includes average fund operating expenses of 0.96% and mortality and expense risk charge of 0.5%). Hypothetical gross percentage rates are illustrative only and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical rates illustrated.


Assumes premium tax of 2.25%.

                                                               PREMIUM: $10,000
                                                    TARGET FACE AMOUNT: $43,999
                                                  MINIMUM FACE AMOUNT RIDER: $0
FEMALE 35 NONSMOKER             1035 EXCHANGE FUND APPLIED (INCL. IN PREM.): $0


              THE PHOENIX EDGE -- A VARIABLE UNIVERSAL LIFE POLICY


                                                      ASSUMING
                       -----------------------------------------------------------------------
                                 CURRENT CHARGES                    GUARANTEED CHARGES
                       -----------------------------------   ---------------------------------
            PREMIUM     ACCOUNT       CASH        DEATH      ACCOUNT      CASH        DEATH
            ACCUM.       VALUE       VALUE       BENEFIT      VALUE       VALUE      BENEFIT
 YEAR       @ 5.0%     @ 12.00%     @ 12.00%     @ 12.00%    @ 0.0%      @ 0.0%       @ 0.0%
-------     -------    ---------    --------    ----------   -------    ---------   ----------

      1      10,500       10,927      10,140        47,124     9,717        8,930       41,939
      2      11,025       11,948      11,248        50,550     9,439        8,739       39,683
      3      11,576       13,072      12,459        54,151     9,164        8,552       37,553
      4      12,155       14,308      13,783        57,943     8,894        8,369       35,542
      5      12,763       15,668      15,231        61,942     8,627        8,189       33,643

      6      13,401       17,153      16,804        66,128     8,363        8,013       31,849
      7      14,071       18,785      18,523        70,549     8,102        7,840       30,156
      8      14,775       20,550      20,375        75,132     7,844        7,670       28,558
      9      15,513       22,486      22,398        79,967     7,590        7,503       27,048
     10      16,289       24,609      24,609        85,078     7,340        7,340       25,623

     11      17,103       26,990      26,990        90,379     7,180        7,180       24,275
     12      17,959       29,598      29,598        96,000     7,023        7,023       22,997
     13      18,857       32,453      32,453       101,970     6,868        6,868       21,787
     14      19,799       35,577      35,577       108,311     6,716        6,716       20,641
     15      20,789       38,996      38,996       115,047     6,566        6,566       19,555

     16      21,829       42,738      42,738       122,208     6,417        6,417       18,526
     17      22,920       46,833      46,833       129,824     6,272        6,272       17,552
     18      24,066       51,315      51,315       137,929     6,128        6,128       16,628
     19      25,270       56,219      56,219       146,564     5,985        5,985       15,753
     20      26,533       61,584      61,584       155,759     5,845        5,845       14,924

   @ 65      43,219      151,109     151,109       285,224     4,562        4,562        8,693

Death Benefit, Accumulation Value, and Cash Value are based on the hypothetical gross percentage rates shown, assume current and guaranteed mortality charges, no policy loans or withdrawals have been made, and are calculated at the end of the Policy Year. Values shown reflect an effective annual asset charge of 1.46% (includes average fund operating expenses of 0.96% and mortality and expense risk charge of 0.5%). Hypothetical gross percentage rates are illustrative only and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical rates illustrated.


Assumes premium tax of 2.25%.

                           PART II. OTHER INFORMATION
                           UNDERTAKING TO FILE REPORTS

    Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that Section.


RULE 484 UNDERTAKING

    Section 723 of the New York Business Corporation Law, as made applicable to insurance companies by Section 108 of the New York Insurance Law, provides that a corporation may indemnify any director or officer of the corporation made, or threatened to be made, a party to an action or proceeding other than one by or in the right of the corporation to procure a judgment in its favor, whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, by reason of the fact that he, his testator or intestate, served such other corporation in any capacity at the request of the indemnifying corporation.

    Article VI Section 6.1 of the By-laws of Phoenix Home Life provides that "To the full extent permitted by the laws of the State of New York, the Company shall indemnify any person made or threatened to be made a party to any action, proceeding or investigation, whether civil or criminal, by reason of the fact that such person . . . is or was a Director or Officer of the Company; or . . . serves or served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity at the request of the Company, and also is or was a Director, or Officer of the Company . . . The Company shall also indemnify any [such] person . . . by reason of the fact that such person or such person's testator or intestate is or was an employee or agent of the Company . . . ."

    Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


    REPRESENTATION PURSUANT TO SECTION 26(E)(2)(A) OF THE INVESTMENT COMPANY ACT OF 1940.

     Pursuant to Section 26(e)(2)(A) of the Investment Company Act of 1940, as amended, Phoenix Home Life Mutual Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the expenses expected to be incurred and the risks to be assumed thereunder by Phoenix Home Life Mutual Insurance Company .

                       CONTENTS OF REGISTRATION STATEMENT

This registration statement comprises the following papers and documents:

The facing sheet.


The cross-reference sheet to Form N-8B-2.

The Prospectus, consisting of 72 pages.


The undertaking to file reports.

The Rule 484 undertaking.

Representations, Description and Undertakings Pursuant to Paragraph
(b)(13)(iii)(F) of Rule 6e-3(T) Under the Investment Company Act of 1940.

The signatures.


The Powers of Attorney were filed via Edgar with registrant's Post-Effective Amendment No. 12 on April 22, 1996 and are incorporated herein by reference.


Written consent of the following persons:


    (a)  Richard J. Wirth

    (b)  Jorden Burt Berenson & Johnson LLP

    (c)  Independent Accountants

    (d)  M. Spencer Hamilton, F.S.A.


The following exhibits:

1. The following exhibits correspond to those required by paragraph A to the instructions as to exhibits in Form N-8B-2:


A.  (1)   Resolution of the Board of Directors of Phoenix Mutual establishing the VUL Account filed with registrant's Registration Statement on June 26, 1986 and is incorporated herein by reference.


    (2)   Not Applicable.

    (3)   Distribution of Policies:


          (a) Master Service and Distribution Compliance Agreement between Depositor and Phoenix Equity Planning Corporation filed with registrant's Pre-Effective Amendment No. 1 on November 13, 1986 and is incorporated herein by reference.

          (b) Form of Agreement between Phoenix Equity Planning Corporation and Independent Brokers with respect to the sale of Policies filed with registrant's Pre-Effective Amendment No. 2 on December 24, 1986 and is incorporated herein by reference.


          (c)  Not Applicable.

     (4)  Not Applicable.


     (5) Specimen Variable Life Insurance Policy with optional riders filed with registrant's Registration Statement on June 26, 1986 and is incorporated herein by reference.

     (6) (a) Charter of Phoenix Home Life filed with registrant's Post-Effective Amendment No. 7 on June 22, 1992 and is incorporated herein by reference.

          (b) By-Laws of Phoenix Home Life filed with registrant's Post-Effective Amendment No. 71 on June 22, 1992 and filed is incorporated herein by reference.


     (7)  Not Applicable.

     (8)  Not Applicable.


     (9) Form of Application for Variable Life Insurance Policy filed with registrant's Registration Statement on June 26, 1986 and is incorporated herein by reference.

     (10) Memorandum describing transfer and redemption procedures and method of computing adjustments in payments and cash values upon conversion to fixed benefit policies filed with registrant's Pre-Effective Amendment No. 2 on December 24, 1986 and is incorporated herein by reference.

2.   See Exhibit 1.A.(5).

3. Opinion of Counsel as to the legality of the securities being registered. (See number 8 below.)

4. No financial statement will be omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I.

5.   Not Applicable.


6.   Consent of Jorden Burt Berenson & Johnson LLP.*

7.   Consent of Independent Accountants.*


8.   Consent of Richard J. Wirth.*

9.   Opinion of M. Spencer Hamilton, F.S.A.*

---------------------

* Filed herewith.

                                   SIGNATURES
                                   ----------


    Pursuant to the requirements of the Securities Act of 1933, the Registrant, Phoenix Home Life Variable Universal Life Account, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Hartford, State of Connecticut on the 30th day of April, 1997.


                       PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                       -------------------------------------------------
                                   (Registrant)


                       By: PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
                           ---------------------------------------------
                                   (Sponsor)

                       By: /s/ Dona D. Young
                           ---------------------------------------------
                           Dona D. Young, Executive Vice President, Individual Insurance and General Counsel


ATTEST: /s/ Keith D. Robbins
        ------------------------------
        Keith D. Robbins, Secretary



    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


SIGNATURE                                               TITLE                                             DATE
---------                                               -----                                             ----

---------------------------------------------           Director                                          April 30, 1997
*Sal H. Alfiero

---------------------------------------------           Director                                          April 30, 1997
*J. Carter Bacot

---------------------------------------------           Director                                          April 30, 1997
*Carol H. Baldi

---------------------------------------------           Director                                          April 30, 1997
*Peter C. Browning

---------------------------------------------           Director                                          April 30, 1997
Arthur P. Byrne

---------------------------------------------           Director                                          April 30, 1977
*Richard N. Cooper

---------------------------------------------           Director                                          April 30, 1997
*Gordon J. Davis

---------------------------------------------           Chairman of the Board, President and              April 30, 1997
*Robert W. Fiondella                                    Chief Executive Officer
                                                        (Principal Executive Officer)

---------------------------------------------           Director                                          April 30, 1997
*Jerry J. Jasinowski

---------------------------------------------           Director                                          April 30, 1997
*John W. Johnstone


                                     S-1(c)


SIGNATURE                                               TITLE                                             DATE
---------                                               -----                                             ----

---------------------------------------------           Director                                          April 30, 1997
*Marilyn E. LaMarche

---------------------------------------------           Director                                          April 30, 1997
*Philip R. McLoughlin

---------------------------------------------           Director                                          April 30, 1997
Indra K. Nooyi

---------------------------------------------           Director                                          April 30, 1997
*Charles J. Paydos

---------------------------------------------           Director                                          April 30, 1997
*Herbert Roth, Jr.

---------------------------------------------           Director                                          April 30, 1997
*Robert F. Vizza

---------------------------------------------           Director                                          April 30, 1997
*Wilson Wilde

---------------------------------------------           Director                                          April 30, 1997
*Robert G. Wilson

---------------------------------------------           Executive Vice President and                      April 30, 1997
*David W. Searfoss                                      Chief Financial Officer
                                                        (Principal Accounting and Financial Officer)

By: /s/  Dona D. Young
    ----------------------------

*Dona D. Young as Attorney in Fact pursuant to Powers of Attorney, copies of which were filed previously.


                                     S-2(c)